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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Fifth & Pacific Companies, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1441 Broadway
New York, New York 10018

April 3, 2013

Fellow Stockholders:

        It is with great pleasure that I invite you to this year's Annual Meeting of Stockholders, which will be held on Tuesday, May 14, 2013, at our offices at 1440 Broadway, New York, New York.

        The meeting will start at 10:00 a.m., local time.

        As we have the last several years, we are utilizing U.S. Securities and Exchange Commission rules allowing companies to furnish their proxy materials over the Internet. Instead of a paper copy of this Proxy Statement and our 2012 Annual Report, most of our stockholders are receiving a notice regarding the availability of our proxy materials. The notice includes instructions on how to access the proxy materials over the Internet. The notice also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this Proxy Statement, our 2012 Annual Report and a form of proxy card.

        I appreciate your continued confidence in our Company and look forward to seeing you on May 14th.

Sincerely,

William L. McComb Chief Executive Officer

FIFTH & PACIFIC COMPANIES, INC.

Notice of Annual Meeting
and
Proxy Statement
Annual Meeting of Stockholders
May 14, 2013

1441 Broadway
New York, New York 10018
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        Fifth & Pacific Companies, Inc. will hold its Annual Meeting of Stockholders on Tuesday, May 14, 2013 at 1440 Broadway, New York, New York beginning at 10:00 a.m., local time.

Purposes of the meeting:

  1.
  To elect ten directors;

  2.
  To hold an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement;

  3.
  To vote on a proposal to approve the Fifth & Pacific Companies, Inc, 2013 Stock Incentive Plan;

  4.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2012 fiscal year;

  5.
  To vote on a proposal to allow stockholders to act by written consent; and

  6.
  To consider all other appropriate matters brought before the meeting.

Who may attend:

        Only stockholders, persons holding proxies from stockholders, and representatives of the media and financial community may attend the meeting.

What to bring:

        If your shares are registered in your name, you do not need to bring anything other than picture identification. If, however, your shares are held in the name of a broker, trust, bank, or other nominee, you will also need to bring a proxy or letter from that broker, trust, bank, or nominee that confirms you are the beneficial owner of those shares and evidence of stock holdings, such as a recent brokerage account statement.

Record Date:

        March 19, 2013 is the record date for the meeting. This means that owners of Fifth & Pacific Companies, Inc. stock at the close of business on that date are entitled to:

  •
  Receive notice of the meeting; and

  •
  Vote at the meeting and any adjournments or postponements of the meeting.

Notice Regarding the Availability of Proxy Materials

        Pursuant to Securities and Exchange Commission rules, we are furnishing proxy materials over the Internet and most of our stockholders will receive a Notice Regarding the Availability of Proxy Materials providing directions on how to access the proxy materials over the Internet.

Annual Report:

        If you received a printed copy of the materials, included with the Proxy Statement is a copy of our 2012 Annual Report to Stockholders and a proxy card. The Annual Report is not a part of the Proxy Statement.

        Your vote is important. Please vote promptly so that your shares can be represented, even if you plan to attend the annual meeting. Specific voting instructions can be found in the Questions and Answers section of the Proxy Statement, on the Notice Regarding the Availability of Proxy Materials, the proxy card, or the voting instruction card received from your bank or broker. If you need directions to the meeting, please call 212-626-5777.

By Order of the Board of Directors,

Nicholas Rubino
 Senior Vice President—Chief Legal Officer,
General Counsel and Secretary

New York, New York
April 3, 2013

i

PROXY STATEMENT

        A Notice Regarding the Availability of Proxy Materials and the Proxy Statement and form of proxy are being distributed and made available to the stockholders of Fifth & Pacific Companies, Inc. (the "Company") beginning April 3, 2013. The Board of Directors of the Company is soliciting your proxy to vote your shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, May 14, 2013 at 1440 Broadway, New York, New York, and any adjournments or postponements of the meeting (the "Annual Meeting"). We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on these matters. This information is provided to assist you in voting your shares.

        In this Proxy Statement, "we," "us" and "our" refer to the Company, and "you" and "your" refer to the Company's stockholders.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

        The Company's Board of Directors has made these materials available to you on the Internet or delivered paper copies of these materials to you by mail in connection with the Company's Annual Meeting, which will take place on Tuesday, May 14, 2013. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares.

What is included in these materials?

        These materials include our Proxy Statement for the Annual Meeting and our 2012 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 29, 2012.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials this year instead of a paper copy of the proxy materials?

        Securities and Exchange Commission rules allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Why didn't I receive a notice about the Internet availability of the proxy materials?

        We are providing our stockholders who are participants in the Fifth & Pacific Companies, Inc. 401(k) Savings and Profit Sharing Plan (the "Savings Plan"), and stockholders who hold shares in the name of certain banks and brokers, with paper copies of the proxy materials instead of a Notice Regarding the Availability of Proxy Materials.

How can I access the proxy materials over the Internet?

        The Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet and how to instruct us to send our future proxy materials to you electronically by e-mail.

How may I obtain a paper copy of the proxy materials?

        Stockholders receiving a Notice Regarding the Availability of Proxy Materials will find instructions about how to obtain a paper copy of the proxy materials on their notice.

How may I obtain a copy of the Company's Form 10-K and other financial information?

        Stockholders may request a free copy of our 2012 Form 10-K by writing to our Investor Relations Department at Fifth & Pacific Companies, Inc., 5901 Westside Avenue, North Bergen, New Jersey 07047. The exhibits to the Form 10-K are available upon payment of charges which approximate the Company's cost of reproduction. A copy of the Form 10-K (including exhibits) is also available on the Company's website at www.fifthandpacific.com under "SEC Filings" in the Investor Relations section.

Who can vote?

        You can vote if you were a holder of record of the Common Stock as of the close of business on Tuesday, March 19, 2013 (the "Record Date").

How do I vote?

        Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

        By Internet—Stockholders who received a Notice Regarding the Availability of Proxy Materials may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

        By Telephone—Stockholders of record may submit proxies by telephone by following the instructions on the Notice Regarding the Availability of Proxy Materials or the proxy card. You will need to have the control number that appears on your Notice Regarding the Availability of Proxy Materials or proxy card available when voting by telephone.

        By Mail—Stockholders who requested and have received a paper copy of a proxy card or a voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction and mailing it in the accompanying pre-addressed envelope.

        If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate on your proxy. If you sign a paper proxy card but do not specify how you want your shares to be voted (and you do not hold your shares through a broker, bank or other financial institution), they will be voted FOR the election of the nominees named below under the caption "Proposal 1—Election of Directors;" FOR, on an advisory basis, the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; FOR the approval of the Fifth & Pacific Companies, Inc. 2013 Stock Incentive Plan; FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2013 fiscal year; FOR the proposal to permit stockholders to act by written consent; and in the discretion of the proxies named on the proxy card with respect to all other appropriate matters properly brought before the Annual Meeting. If you hold your shares through a broker, bank or other financial institution, see "What is a "broker non-vote"?" below.

Can I change my vote?

        Yes. You can change or revoke your proxy by (i) sending a written notice to that effect that is received prior to the start of the Annual Meeting to the Company's Corporate Secretary at the Company's principal executive offices at 1441 Broadway, New York, New York 10018; (ii) submitting a new proxy over the Internet or, if you are a stockholder of record, by telephone: 1-866-540-5760; (iii) submitting a later dated proxy that is received before the Annual Meeting; or (iv) voting in person at the Annual Meeting (except for shares held in the Savings Plan).

Can I vote in person at the Annual Meeting instead of voting by proxy?

        Yes. However, we encourage you to vote by Internet or by telephone or, if you received a paper proxy card, complete and return the proxy card, in order to ensure that your shares are represented and voted.

        Also, only record or beneficial owners of our Common Stock, or those persons authorized in writing to attend on their behalf, may attend the Annual Meeting in person. Upon arrival at the Annual Meeting, you will be required to present picture identification, such as a driver's license. Beneficial (or "street name") owners will also need to bring a proxy or letter from the broker, trust, bank, or nominee that confirms you are the beneficial owner of those shares and evidence of stock holdings, such as a recent brokerage account statement.

How do I vote my 401(k) shares?

        If you participate in the Savings Plan, follow the directions on your proxy card to vote shares held for you in your Savings Plan account, and such shares will be voted in accordance with your instructions. If you do not provide instructions by 11:59 p.m. May 9, 2013, Fidelity Management Trust Company, the trustee of the Savings Plan, will vote your shares in the same proportion as all Common Stock held under the Savings Plan for which timely instructions are received.

How many shares are entitled to vote?

        As of the close of business on the Record Date, there were 119,916,159 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting.

How many shares must be present to conduct the Annual Meeting?

        In order to conduct business at the Annual Meeting, the majority of shares of Common Stock issued and outstanding on the Record Date (a "Quorum") must be present, in person or by proxy. All signed and returned proxy cards will be counted for purposes of determining the presence of a Quorum.

What is the required vote for a proposal to pass?

        Proposal 1—In order to be elected, the number of votes cast "FOR" a director nominee must exceed the number of votes cast "AGAINST" such nominee.

        Proposals 2, 3, 4 and 5—An affirmative vote of the majority of the votes cast on the proposal is required for each of these proposals to pass.

What is a "broker non-vote"?

        Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded by the NYSE from exercising their discretion on certain types of proposals. Brokers do not have discretionary authority to vote on the proposals set out in this Proxy Statement, other than Proposal 4, ratification of the appointment of the independent registered public accounting firm.

How are broker non-votes treated?

        The inspectors of election will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a Quorum, but not as shares present and voting on a specific proposal.

Can I abstain from voting on a proposal?

        Abstentions may be specified on all proposals being submitted.

How are abstentions treated?

        The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a Quorum but not as shares present and voting on a specific proposal.

Who pays for this proxy solicitation?

        We do. We have hired Innisfree M&A, Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for a fee of $20,000 plus reimbursement of reasonable expenses. In addition, the Company's directors, officers and employees may, without additional compensation, also solicit proxies by mail, telephone, personal contact, facsimile, or through similar methods.

        We will also reimburse banks, brokers, fiduciaries, and custodians for their reasonable costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

 PROPOSAL 1—ELECTION OF DIRECTORS

        In 2010, our stockholders approved an amendment to our Restated Certificate of Incorporation which eliminated the classified board. Accordingly all Directors are up for re-election each year, for a proposed one year term expiring at the next annual meeting of stockholders. For a description of the process under which director nominees, including stockholder recommendations, are considered, and procedures by which stockholders may nominate persons for election as directors, see "Corporate Governance and Board Matters—Consideration of Director Nominees," beginning on page 14.

        Upon the unanimous recommendation of the Nominating and Governance Committee of the Board, your Board of Directors has nominated Bernard W. Aronson, Lawrence S. Benjamin, Raul J. Fernandez, Kenneth B. Gilman, Nancy J. Karch, Kenneth P. Kopelman, Kay Koplovitz, Arthur C. Martinez, William C. McComb and Doreen A. Toben for election at the Annual Meeting as Directors. Each is a Director whose current term expires at the Annual Meeting.

        In making its recommendation as to nominees for election, the Nominating and Governance Committee, composed entirely of independent Directors, evaluated, among other things, each nominee's background and experience, as well as the other Board membership criteria set out in the Company's Corporate Governance Guidelines (see "Corporate Governance and Board Matters—Consideration of Director Nominees"). The Nominating and Governance Committee also reviewed and evaluated the performance of the Director nominees during their recent tenure with the Board and considered whether each of them was likely to continue to make important contributions to the Board. After consideration and discussion of the Committee's recommendations, the Board determined to nominate each of these individuals for re-election as a Director.

        The Board has affirmatively determined that each of the Director nominees, other than Messrs. Kopelman and McComb is "independent," as such term is defined under our Corporate Governance Guidelines and the New York Stock Exchange Corporate Governance listing standards (the "NYSE Corporate Governance Standards"). See "Corporate Governance and Board Matters—Board Independence" beginning on page 9. A copy of our current Corporate Governance Guidelines is available at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section.

        We do not know of any reason why any of the nominees would not be available as a candidate. However, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies, in their discretion, determine.

Voting on the Proposal.

        To be elected, each Director nominee must receive the affirmative vote of a majority of the votes cast on the nominee's election (the number of votes cast "FOR" a director nominee must exceed the number of votes cast "AGAINST" the director nominee).

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS (OR "EACH DIRECTOR").

NOMINEES FOR ELECTION AS DIRECTORS:

        BERNARD W. ARONSON—Mr. Aronson, 66, was elected a Director of the Company in 1998. Mr. Aronson has been Managing Partner of ACON Investments LLC, a private investment vehicle, since 1996. He served as International Advisor to Goldman Sachs & Co. from 1993 to 1996 and as Assistant Secretary of State for Inter-American Affairs from 1989 to 1993. Mr. Aronson also served as Deputy Assistant to the President of the United States, Executive Speechwriter to the President, and Special Assistant and Speechwriter to the Vice President, from 1977 to 1981. Mr. Aronson is also a director of Hyatt Hotels Corporation, a hotel operator; Royal Caribbean Cruises Ltd., a global cruise company; Chroma Oil & Gas, LP, an oil and gas exploration and production company; Northern Tier

Energy LLC, an independent downstream energy company with refining, retail, pipeline operations, and ACON Franchise Holdings, LLC, a franchise development company. Mr. Aronson also serves on a number of not-for-profit boards, including the National Democratic Institute for International Affairs and the Nature Conservancy D.C./Maryland Chapter. Mr. Aronson's experience as an international private equity investor, his experience as a director of public companies, and his experience in government and international trade matters, provides the Board valuable perspective on government relations, corporate governance matters, capital markets and trade issues.

        LAWRENCE S. BENJAMIN—Mr. Benjamin, 57, was elected a Director of the company in January 2011. Since January 2012, Mr. Benjamin has served as a Senior Advisor for New Mountain Capital, a private equity firm, and since February 2011, as a Managing Director of Capwell Partners LLC, a private equity firm. In September 2011, Mr. Benjamin commenced serving as chairman on the board of SymphonyIRI Group, a market research company. In February 2012, Mr. Benjamin was elected to the board of Sun Products Corporation, a consumer products company. In November 2012, Mr. Benjamin was elected to the board of ABB Concise Optical Group LLC, a U.S. based contact lens distributor. From 2006 until his retirement in February 2011, he served as Executive Vice President and Chief Operating Officer of Ahold USA, a subsidiary of Koninklijke Ahold NV, an international food retailing group based in the Netherlands. Mr. Benjamin was Ahold's highest ranking executive in the US, responsible for the Stop & Shop/Giant-Landover and Giant-Carlisle superstores and supermarkets, as well as all operations in the country. In 2009, he was also appointed to Ahold's global Corporate Executive Board. Mr. Benjamin joined Ahold in October of 2003 as President and Chief Executive Officer of US Foodservice. Prior to joining Ahold, Mr. Benjamin worked with several private equity firms, where he held several operating positions including serving as CEO at NutraSweet Company, Specialty Foods Corporation and Stella Foods. Previously, he held management-level positions in the retail and ingredient divisions of Kraft Foods. Mr. Benjamin also serves as a board member of the not-for-profit organization Lake Forest Academy. Mr. Benjamin's long history in key operating roles with global brands, and experience with a variety of strategic initiatives related to corporate governance, standardizing operations and turnarounds, among others, provides the Board with significant input on a variety of matters.

        RAUL J. FERNANDEZ—Mr. Fernandez, 46, was elected a Director of the Company in 2000. Mr. Fernandez is Chairman of ObjectVideo, Inc. From 2000 to 2002, he served as Chief Executive Officer for Dimension Data North America, an information systems integrator company, and as a director of its parent company, Dimension Data Holdings Plc, since 2001. He previously served as Chairman of the Board, Chief Executive Officer and President of Proxicom, Inc., a publicly traded Internet development and e-business consulting company he founded in 1991. Mr. Fernandez serves as director of EXP, Inc., a Canadian based engineering and consulting company and FHC, Health Systems, Inc., a health care management services provider. Mr. Fernandez is also Vice Chairman of Monumental Sports & Entertainment, a private partnership which owns the NBA's Washington Wizards, the NHL's Washington Capitals, the WNBA's Washington Mystics and the Verizon Center. He is also the co-founder of Venture Philanthropy Partners, a philanthropic Washington, D.C.-based investment organization that helps leaders building not-for-profit institutions, as well as a board member of the charitable organizations DC College Access Program, DC Public Education Fund, Fight for Children, America's Promise Alliance and the National Foundation of Fitness, Sports and Nutrition. Mr. Fernandez' extensive operating experience and entrepreneurial background as founder and CEO of technology companies, including in the area of e-business, provides the Board valuable views in the areas of technology and information systems.

        KENNETH B. GILMAN—Mr. Gilman, 66, was elected a Director in February 2008. Mr. Gilman served as the Chief Executive Officer of Asbury Automotive Group, an automotive retailing and services company, from 2001 to May 2007. Previously, from 1976 to 2001, Mr. Gilman was employed in a variety of capacities with Limited Brands, a specialty apparel retailer, where his most recent assignment was Chief Executive Officer of Lane Bryant. From 1993 to 2001, Mr. Gilman served as Vice Chairman and Chief Administrative Officer of Limited Brands, with responsibility for finance, information technology, supply chain management, production, real estate, legal and internal audit. From 1987 to 1993, he was Executive Vice President and Chief Financial Officer of Limited Brands. He joined Limited Brands' executive committee in 1987 and was elected to its board of directors in 1990. Mr. Gilman serves as a director of Zale Corporation, a retailer of fine jewelry. Mr. Gilman also serves as Trustee at several not-for-profit organizations including the Manhattan Institute for Policy Research and Hebrew Union College-Jewish Institute of Religion. Mr. Gilman's extensive operating experience as Chief Financial Officer, Chief Administrative Officer and Chief Executive Officer of retail companies, including twenty-five years of experience at Limited Brands, provides the Board with useful insight into operational issues, particularly in the retail sector, and financial matters.

        NANCY J. KARCH—Ms. Karch, 65, was elected a Director of the Company in 2000. Effective at the Annual Meeting, Ms. Karch will become Chairman of the Board of the Company. Ms. Karch was a Director (senior partner) of McKinsey & Co., an independent consulting firm, from 1988 until her retirement in 2000. She had served in various executive capacities at McKinsey since 1974. Ms. Karch is a Director Emeritus of McKinsey & Co., and serves as a director of Kimberly-Clark, a consumer products company; MasterCard Inc., a payment systems brand and processor; Genworth Financial, Inc., a company that provides various insurance and investment-related products and services in the United States and internationally; and CEB, a business research company. She also serves on the board of the Westchester Land Trust, and on the board of Northern Westchester Hospital, both not-for-profit organizations. Ms. Karch's background as a consultant to companies in the retail and consumer products sector, and her extensive experience as a public company director, provides the Board beneficial insights into the retail industry and matters relating to brand marketing and corporate governance.

        KENNETH P. KOPELMAN—Mr. Kopelman, 61, was elected a Director of the Company in 1996. Since 1984, Mr. Kopelman has been a partner in the New York City law firm of Kramer Levin Naftalis & Frankel LLP, a firm which provides legal services to the Company. He is a Director and President of the New York Chapter of the National Association of Corporate Directors, a national not-for-profit membership organization serving the corporate governance needs of corporate boards and directors, and was recognized in 2011 as one of the most influential leaders in the corporate governance community by the NACD's national magazine, Directorship—who named him to its annual list, the "Directorship 100." Mr. Kopelman previously served as a director of Mobius Management Systems, Inc., a computer software company, through June 2007. Mr. Kopelman's background as a corporate attorney and counselor provides the Board helpful insight in the areas of corporate governance matters and financing matters, and his long time experience within the apparel industry and association with the Company provides the Board with additional valuable perspective.

        KAY KOPLOVITZ—Ms. Koplovitz, 67, was elected a Director of the Company in 1992. Effective January 1, 2007, Ms. Koplovitz became Chairman of the Board. Effective at the Annual Meeting, Ms. Koplovtiz will step down as Chairman. She is currently a principal of Koplovitz & Co. LLC., a media investment firm. Ms. Koplovitz is the founder of USA Network, an international cable television programming company, which included Sci-Fi Channel and USA Networks International, and served as its Chairman and Chief Executive Officer from 1977 to 1998. In 2001, Ms. Koplovitz established Boldcap Ventures, a venture capital fund of which she is a governing board member. Ms. Koplovitz serves on the boards of a number of not-for-profit organizations, including the Paley Center for Media, the International Tennis Hall of Fame, and Springboard Enterprises, and the University of Wisconsin, where she is a Trustee for The College of Letters and Sciences. Ms. Koplovitz also serves on the board of CA, Inc., an information technology management software company, and is a board member of ION Media Networks, Inc., a national television broadcast company. Ms. Koplovitz's entrepreneurial and operating experience, including as founder and CEO of USA Networks, as well as her current role as principal of an investment company focused on companies in the media and technology sectors, provides the Board valuable insight into a range of operational matters and the capital markets.

        ARTHUR C. MARTINEZ—Mr. Martinez, 73, was elected a Director of the Company in 2001. Mr. Martinez retired in 2000 as Chairman, President, and Chief Executive Officer of Sears, Roebuck and Company ("Sears"), positions he held from 1995. From 1992 to 1995, he served as Chairman and Chief Executive Officer of the former Sears Merchandise Group. Prior to his tenure at Sears, Mr. Martinez served in various capacities at Saks Fifth Avenue ("Saks"), an apparel and related products retailer, and Saks' parent company through 1990, BATUS, Inc., including as Vice Chairman and as Senior Vice President of Saks. Mr. Martinez is a director of IAC InterActive Corp., a multi-brand interactive company; and American International Group, Inc. (AIG), an international insurance and financial services company. Mr. Martinez is Chairman of the Board of HSN, Inc., a multi-channel interactive retailer; and is Lead Director of International Flavors & Fragrances, Inc., a creator and manufacturer of flavor and fragrance products. Mr. Martinez also served as Chairman of the Supervisory Board of ABN-AMRO Holdings, N.V., a Netherlands-based financial institution. Mr. Martinez serves on the boards of a number of not-for-profit organizations, including Northwestern University, Greenwich Hospital, Maine Coast Heritage trust and the Chicago Symphony. Mr. Martinez' experiences as a chief financial officer and chief executive officer with major retail companies, and his extensive experience as a member of the board of multi-national companies, including companies within the consumer products and banking sector, provides the Board with important insight into retail operations and financial and corporate governance matters.

        WILLIAM L. MCCOMB—Mr. McComb, 50, joined the Company as Chief Executive Officer and a member of the Board of Directors in November 2006. Prior to joining the Company, Mr. McComb was a company group chairman at Johnson & Johnson. During his 14-year tenure with Johnson & Johnson, Mr. McComb oversaw some of the company's largest consumer product businesses and brands, including Tylenol, Motrin, and Clean & Clear. He also led the team that repositioned and restored growth to the Tylenol brand and oversaw the growth of Johnson & Johnson's McNeil Consumer business with key brand licenses such as St. Joseph aspirin, where he implemented a strategy to grow the brand beyond the over-the-counter market by adding pediatric prescription drugs. Mr. McComb serves on the Boards of the American Apparel & Footwear Association and the National Retail Federation, and is a trustee of The Pennington School. He is a member of Kilts Center for Marketing's steering committee at The University of Chicago Booth School of Business. He is also a member of the Business Roundtable. Mr. McComb's prior experience at Johnson & Johnson in the areas of consumer products and brand marketing, as well as his direct operation of international businesses, provides important insights to the Board in the area of brand management and marketing. In addition, Mr. McComb's day-to-day leadership as Chief Executive Officer of the Company provides the Board with intimate knowledge of the Company's operations, challenges and opportunities.

        DOREEN A. TOBEN—Ms. Toben, 62, was elected a Director of the Company in 2009. Most recently, Ms. Toben served as executive vice president of Verizon Communications, Inc., a position from which she retired in June 2009. From April 2002 to February 2009, she served as Verizon's Chief Financial Officer and was responsible for its finance and strategic planning efforts. Prior to April 2002, Ms. Toben was Senior Vice President and Chief Financial Officer with responsibility for finance and strategic planning for Verizon's Telecom Group. A 30-year telecommunications veteran, she began her career at AT&T Corp. and over the years held various positions of increasing responsibility primarily in treasury, strategic planning and finance both there, and beginning in 1984, at Bell Atlantic Inc. Ms. Toben serves as a director of the New York Times Company and as a director of Virgin Media. Ms. Toben's experience during her 21 years at Verizon in the areas of finance and strategic planning provides the Board with the perspective of someone familiar with all facets of a global enterprise, particularly in light of her recent direct responsibility for financial and accounting matters.

 CORPORATE GOVERNANCE AND BOARD MATTERS

        Corporate Governance Guidelines.    The Company's current Corporate Governance Guidelines address, among other governance items, criteria for selecting Directors and Director duties and responsibilities. A copy of our current Corporate Governance Guidelines is available at our website at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section.

        Majority Vote.    In February 2008, the Company amended its By-laws to implement a majority vote standard in uncontested director elections. Under this standard, in order for a nominee to be elected in an uncontested election, such nominee must receive the affirmative vote of a majority of the votes cast on such nominee's election (votes cast "FOR" a nominee must exceed votes cast "AGAINST" the nominee). The Company maintains a plurality vote standard in contested director elections, where the number of nominees exceeds the number of directors to be elected.

        In addition, as part of our Corporate Governance Guidelines, if an incumbent director is not elected by a majority of the votes cast in an uncontested election, it is the policy that such director will tender his or her resignation to the Chairman of the Board promptly following certification of the stockholder vote, such resignation to be effective upon acceptance by the Board. A recommendation on whether to accept any such resignation will be made by the Nominating and Governance Committee to the Board, or if a majority of the members of the Nominating and Governance Committee did not receive the required majority vote, a special committee of independent directors. Generally, a director who fails to receive a required majority vote will not participate in the Committee or Board meetings considering the resignation. The Board will act on any resignation within 90 days and such action may include: (i) accepting the resignation offer; (ii) deferring acceptance of the resignation offer until a replacement director with certain necessary qualifications held by the subject director (e.g., accounting or related financial management expertise) can be identified and elected to the Board; (iii) maintaining the director but addressing what the Board believes to be the underlying cause of the "against" votes; (iv) maintaining the director but resolving that the director will not be re-nominated in the future for election; or (v) rejecting the resignation offer. If accepting such resignation would result in the Company having (i) fewer than a majority of directors who were in office before the election or (ii) fewer than a majority of independent directors as required under the rules of the NYSE, such 90-day period may be extended by an additional 90 days, if such extension is in the best interest of the Company. If the Board does not accept the resignation, the director will continue to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal. If the Board accepts the resignation, then the Board, acting on the recommendation of the Nominating and Governance Committee, may fill any resulting vacancy or may decrease the size of the Board. The Board of Directors will promptly publicly disclose the Board's decision, and explain any determination not to accept the director's resignation.

        Special Meetings.    Under the Company's By-Laws, the Board of Directors has the authority to call special meetings of stockholders where the Directors, in the exercise of their fiduciary duties, determine such a meeting to be in the best interests of the Company. In addition, since the 2010 approval by stockholders, the Company's By-Laws permit stockholders holding at least 35% of the Company's outstanding shares of Common Stock to call a special meeting (subject to certain qualifications designed to prevent duplicative and unnecessary meetings). At the 2012 annual stockholders' meeting, a stockholder proposed to amend the Company's By-laws to permit stockholders holding 10% or more of the Common Stock to call a special meeting of stockholders; the proposal did not pass. The Board discussed the results of the vote on the proposal and noted that only a little over one third of all shares, and less than a majority of shares voted, supported the proposal. Consequently, the Board did not see the need to decrease the current minimum threshold.

        Board Independence.    Under our Corporate Governance Guidelines, a substantial majority of our Board must be "independent," as such term is defined the NYSE Corporate Governance Standards. As required under the NYSE Corporate Governance Standards, the Board annually assesses the independence of our Directors by making a determination, based upon the recommendation of the Nominating and Governance Committee, as to whether a Director or any member of her or his immediate family has any material relationship with the Company, either directly or indirectly.

        To assist it in evaluating the independence of each Director, the Board has adopted the following categorical standards under which transactions and relationships falling within any of the listed categories will be deemed immaterial for purposes of the Board independence determinations:

          1.     A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of business of the Company and the Entity, makes payment for goods and services received from the Company, or receives payment for goods and services (other than professional services) provided to the Company, if the gross amount of such payments in any fiscal year of the Company does not exceed the lesser of (x) 1% of the revenues of the Company for its most recently completed fiscal year; (y) 1% of the revenues of the Entity for its most recently completed fiscal year; and (z) (i) $1 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $20 million, if the Director (or immediate family member) is a director of the Entity.

          2.     A Director (or an immediate family member) serves as a director or trustee of, or is otherwise affiliated with, a charity, hospital or other not-for-profit organization to which the Company or the Fifth & Pacific Foundation has made discretionary charitable contributions (excluding matching contributions) not exceeding $100,000 in any of the three preceding fiscal years of the Company.

          3.     A Director (or an immediate family member) beneficially owns for investment purposes less than 5% of the outstanding voting securities of a publicly traded company having a business relationship, directly or through one or more subsidiaries, with the Company, provided that the Director (or immediate family member) is not a director, executive officer or employee of the publicly traded company.

          4.     A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of its business, participates in a credit or similar facility entered into by the Company, as lender but not as agent, in an amount that does not exceed the lesser of (x) 10% of the total participations in the facility; (y) 2% of the net assets of the Entity as of the end of its most recently completed fiscal quarter; and (z) (i) $10 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $100 million, if the Director (or immediate family member) is a director of the Entity.

          5.     A Director (or an immediate family member) serves as a director, executive officer or employee of an Entity that, in the ordinary course of its business, holds for investment purposes publicly issued debt securities of the Company (including debt securities issued in so-called Rule 144A transactions) in an amount that does not exceed the lesser of (x) 10% of the total principal amount of the debt securities of any issue outstanding; (y) 2% of the net assets of the Entity as of the end of its most recently completed fiscal quarter; and (z) (i) $10 million, if the Director (or immediate family member) is an executive officer or employee of the Entity, and (ii) $100 million, if the Director (or immediate family member) is a director of the Entity.

        For purposes of these standards, (i) "Company" means Fifth & Pacific Companies, Inc. and any controlled affiliate; (ii) "Entity" means a corporation, partnership, limited liability company or other organization in which the Company director, alone or together with members of his or her immediate family, does not beneficially own in excess of 0.5% of the outstanding equity securities; and (iii) "immediate family member" has the meaning provided in Rule 404(a) of Regulation S-K under the Securities Exchange Act.

        After applying these standards and considering all relevant facts and circumstances, the Board, based upon the recommendation of the Nominating and Governance Committee, has affirmatively determined that the following Directors are "independent" as defined in our Corporate Governance Guidelines and the listing standards of the NYSE: Messrs. Aronson, Benjamin, Fernandez, Gilman and Martinez, and Mss. Karch, Koplovitz and Toben. In making its recommendation, the Nominating and Governance Committee considered charitable donations made by the Company to not-for-profit charities for which each of Mr. Aronson and Ms. Koplovitz serve as a director, which contribution in each case did not exceed $25,000. The Committee also considered payments for services from companies for which each of Ms. Karch and Mr. Benjamin serve as a director. Such payments did not exceed 1% of such companies' revenues or the Company's revenues. The Committee determined that none of the foregoing transactions impaired the Director's independence. William L. McComb, who serves as the Company's Chief Executive Officer, and Kenneth P. Kopelman, who is a partner at Kramer Levin Naftalis & Frankel LLP, a law firm that provides certain legal services to the Company, have been determined not to be "independent" directors. See "Certain Relationships and Related Transactions," beginning on page 19.

        Board Leadership Structure.    Our Board's Chairman is Kay Koplovitz, who is a non-employee independent director. Although we do not have a policy mandating the separation of the roles of Chairman and Chief Executive Officer, the Board, under our Corporate Governance Guidelines, reserves the right to determine the appropriate leadership structure for the Board on a case-by-case basis. We separated the positions of Chairman of the Board and Chief Executive Officer in October 2006 at the time of CEO succession, appointing Ms. Koplovitz to serve as the non-executive Chairman of the Board effective January 1, 2007. At the Annual Meeting, Ms. Koplovitz will step down as Chairman and Ms. Karch will succeed her in that role.

        The Board believes the separation is appropriate as it allows our CEO to focus on the day-to-day challenges faced by our Company, while the Chairman focuses on leading the Board in its responsibilities of acting in the best interests of the Company and stockholders. The Chairman of the Board is responsible for managing the business of the Board, including setting the Board agenda (with Board and management input), facilitating communication among directors, presiding at meetings of the Board of Directors and stockholders, sitting as chair at executive sessions at each regularly scheduled Board meeting, and providing support and counsel to the Chief Executive Officer.

        Meetings.    During the fiscal year ended December 29, 2012, the Board of Directors held thirteen meetings, and the Committees of the Board held a total of twenty-nine meetings. Each Director attended more than 75% of the meetings held by the Board of Directors and each Committee on which he or she served. Our Corporate Governance Guidelines provide that all Directors are expected to attend the Annual Meeting of Stockholders, except in the event of special circumstances. All Directors, other than Mr. Fernandez, attended our 2012 Annual Meeting of Stockholders.

        Pursuant to our Corporate Governance Guidelines, the non-employee Board members meet in executive session (without management present) at each regular Board Meeting, as well as when as a group they deem such a meeting necessary or appropriate.

        Board Committees.    The Board of Directors has four standing Committees as described below. All members of the Nominating and Governance Committee, the Audit Committee and the Compensation Committee are "independent," as such term is defined in the NYSE Corporate Governance Standards and our Corporate Governance Guidelines.

        Current members of the standing committees are as follows:

Nominating and Governance	Audit	Compensation	Finance
Bernard W. Aronson	Kenneth B. Gilman	Lawrence S. Benjamin	Bernard W. Aronson
Lawrence S. Benjamin(2)	Nancy J. Karch	Raul J. Fernandez	Raul J. Fernandez
Nancy J. Karch(1)	Arthur C. Martinez	Arthur C. Martinez(1)	Kenneth B. Gilman(1)
Kay Koplovitz(3)	Doreen A. Toben(1)	Doreen A. Toben	Kenneth P. Kopelman

(1)
Chair of the Committee.

(2)
Mr. Benjamin will become Chair of the Nominating and Governance Committee as of the Annual Meeting.

(3)
Ms. Koplovitz will also become a member of the Compensation Committee as of the Annual Meeting.

        Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for making recommendations with respect to the nomination by the Board of qualified candidates to serve as Directors of the Company and Board Committee assignments and chair appointments, overseeing the annual performance evaluations of the Board, its Committees and senior management, and reviewing and advising the Board on issues of corporate governance (including the Company's Corporate Governance Guidelines) and corporate and social responsibility. The Committee's responsibilities are set forth in the Nominating and Governance Committee Charter, which is available at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, at 1441 Broadway, New York, NY 10018. The Committee met five times during 2012.

        Audit Committee.    The Audit Committee is responsible for assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices and financial statements of the Company, the independence, qualifications and performance of the Company's independent registered public accounting firm, the Company's compliance with legal and regulatory requirements, the performance of the Company's internal audit function and the Company's internal audit firm. The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm and reviewing and approving in advance audit engagement fees and all permitted non-audit services and fees. The Committee's responsibilities are set forth in the Audit Committee Charter, a copy of which is available at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, at 1441 Broadway, New York, NY 10018. The Committee met six times during 2012.

        The Board has determined that each of the Audit Committee members is "independent" within the meaning of the applicable Securities and Exchange Commission ("SEC") regulations and the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines. The Board has further determined that all members of the Audit Committee are "financially literate" under the NYSE Corporate Governance Standards and that Mr. Martinez and Ms. Toben each qualifies as an "audit committee financial expert" within the meaning of SEC regulations, with accounting and related financial management expertise within the meaning of the NYSE Corporate Governance Standards.

        Compensation Committee.    The Compensation Committee assists the Board in carrying out its responsibilities relating to the compensation of the Company's executives. The Committee determines the goals and objectives, and makes determinations regarding salary and bonus for, the Chief Executive

Officer, approves salaries and bonuses for the other executive officers, makes award decisions regarding equity-based compensation plans and makes recommendations to the Board and senior management regarding Company compensation programs. The Compensation Committee also has overall responsibility for approving and evaluating the executive compensation and benefit plans, policies and programs of the Company, and the Company's various stockholder-approved stock incentive plans. The Compensation Committee also monitors the Company's compensation structure and any potential for it to cause inappropriate risk-taking behavior. The Committee's responsibilities are set forth in the Compensation Committee Charter, which is available at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, at 1441 Broadway, New York, NY 10018. The Committee met eleven times during 2012.

        The Board has determined that each of the Committee members is independent under the NYSE Corporate Governance Standards, as well as the Company's Corporate Governance Guidelines. All Committee determinations that are intended to comply with Section 162(m) of the Internal Revenue Code ("Section 162(m)") are made by at least two Committee members who qualify as "outside directors" under Section 162(m).

        The Compensation Committee stays informed of current regulatory and legislative issues and executive compensation best practices. The Committee is committed to ensuring the Company's compensation programs support its business plans and stockholder interests. In November 2006, the Committee directly selected and engaged Semler Brossy Consulting Group, LLC ("Semler Brossy"), a third-party executive compensation consulting firm, to advise the Committee in connection with its review of executive and board director-compensation matters, including the level of total compensation packages provided to executive officers. The aggregate fees paid to Semler Brossy for services not exclusively related to executive or director compensation, namely their support of management (at the Committee's request) in completing a formal review of compensation programs for purposes of assessing the Company's compensation risk, were approximately $4,500 in 2012. The Compensation Committee has the sole authority to select, retain, and terminate the compensation consultant as well as the sole authority to direct the compensation consultant's work and approve fees. The Compensation Committee has assessed the independence of Semler Brossy and concluded that Semler Brossy's work for the Compensation Committee does not raise any conflict of interest.

        During 2012, the Compensation Committee directed Semler Brossy to provide the following services:

  •
  Assessment of competitive pay levels for executive officers and the Board of Directors using survey and peer group proxy data sources;

  •
  Review of the Company's compensation peer group;

  •
  Review of market trends in executive compensation, including pay mix, executive severance, and annual and long-term incentive plan design;

  •
  Review of severance agreements for executive officers;

  •
  Review of regulatory requirements related to executive compensation;

  •
  Advice and support in preparing for the Company's advisory vote on executive compensation submitted at our 2012 Annual Meeting;

  •
  Assessment of stockholder advisory firms' executive compensation policies and implications for Company practices;

  •
  Advice and support to the Committee in its review of the Company's compensation, discussion and analysis;

  •
  Advice regarding appropriate design and metrics for Corporate and brand incentive programs; and

  •
  Advice and assistance to Company management, on the Committee's behalf, in completing the compensation risk assessment process for 2012.

        For more information, see "Compensation Discussion and Analysis," beginning on page 20.

        Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries and each was determined to have no relationship required to be disclosed pursuant to Item 404 of SEC. Regulation S-K. In addition, no executive officer of the Company has served on the board of directors or compensation committee of any other entity that has, or had during any time during 2012, an executive officer who served as a member of our Board of Directors or our Compensation Committee.

        Finance Committee.    The Finance Committee advises the Board on a variety of corporate finance issues, including the Company's policies regarding dividends, investments, issuances and purchases of securities, capital expenditures, and proposed acquisition and divestiture matters. The Committee's responsibilities are set forth in the Finance Committee Charter, which is available at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request, care of the Company's Corporate Secretary, at 1441 Broadway, New York, NY 10018. The Committee met seven times during 2012

        Board's Role In Risk Oversight.    Our Board has an active role in risk oversight of the Company. While Company management is charged with the day-to-day management of risks the Company faces, the Board, as a whole as well as through the Board's Committees, is responsible for oversight of risk management. To this end, each of our Board committees meets regularly with management and discusses the risks within its areas of responsibilities and reports to the full Board at each regularly scheduled Board meeting. The Audit Committee has responsibility for oversight of financial reporting related risks, including those related to the Company's accounting, auditing and financial reporting practices. This Committee reviews an annual risk assessment report, prepared by the Company's internal audit team, which identifies internal control risks and informs the internal audit plan for the next fiscal year. This Committee also reviews reports of the anonymous calls made to the Company's ethics "hot line," and considers any material allegations and disciplinary actions brought to its attention as well as other reports of issues under the Company's Code of Ethics and Business Practices. The Finance Committee oversees corporate finance related risks. This Committee monitors the Company's financial condition, capital structure and financing strategies, and makes recommendations for mitigating associated risks. The Compensation Committee oversees risks arising from the Company's compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating and Governance Committee oversees corporate governance risks, and oversees and advises the Board with respect to the Company's positions and practices regarding significant issues of corporate and social responsibility.

        Consideration of Director Nominees.    Our Nominating and Governance Committee, composed entirely of independent Directors, is responsible for identifying and evaluating our nominees for Director. While the Board considers specific functional silos and slots within the Board when identifying nominees, the Board seeks Board members with broad-based experiences and a number of areas of focus and expertise, who can make important contributions to the Board's deliberations and decisions on a wide variety of strategic and operational challenges. Furthermore, although there is no formal policy concerning diversity considerations, the Nominating and Governance Committee does consider diversity with respect to viewpoint, skills and experience in determining the appropriate composition of the Board and identifying Director nominees. In addition, the Board is committed to maintaining the Company's long-standing tradition of inclusion and diversity within the Board, following the Company's policy of non-discrimination based on sex, sexual preference, race, religion or national origin.

        Process for Identifying and Evaluating New Director Candidates.    The Committee regularly assesses the appropriate size of the Board and mix of Directors and solicits ongoing input from the Board (including the Chairman) with the goal of identifying and informally approaching possible Director candidates in advance of actual need.

        When an expected or actual need for a new Director is identified, the Committee considers what qualities or skills would be most appropriate; this is informed by the then mix of talent and expertise of sitting Directors, developments (current and anticipated) in the Company's business, the skill set embodied by a departing Director, and other factors. In considering candidates, the Board is committed to maintaining the Company's tradition of inclusion and diversity within the Board. A set of search criteria, including those set forth under "Director Qualifications" below, is then developed by the Committee for discussion with the full Board. During such discussions, our Directors may identify, either directly or through their personal networks, potential candidates meeting one or more of the criteria. The Committee may also engage search firms to identify appropriate candidates; the Committee has sole authority to retain and terminate any search firms and determine their fees and terms of engagement. Potential candidates may also come to the Committee's attention through stockholders and others. Once candidates who meet one or more of the search criteria are identified, the Committee evaluates and discusses the potential director candidates with the full Board and arranges for meetings with appropriate candidates. The Committee discusses the results of these sessions and other background information and determines whether to make a recommendation to the full Board as to the candidate's nomination. The full Board, after considering the recommendation and report of the Committee, then determines whether to extend the candidate an offer to join.

        Director Qualifications.    The Board requires that all Director nominees be able to fulfill a Director's fiduciary duties in the best interests of the Company and all of its stockholders. In this spirit, all nominees should meet the criteria listed in our Corporate Governance Guidelines under "Board Membership Criteria," including unquestioned integrity and strength of character, practical and mature judgment, substantial business experience with practical application to the Company's needs, adequate time to devote to service on the Board, no conflicts of interest that would interfere with Board service, and a commitment to having a meaningful long-term equity ownership stake in the Company. The Company also requires that a substantial majority of Directors be independent, that at least three of the independent Directors have the financial literacy necessary for service on the Audit Committee and that at least one of these Directors qualifies as an "audit committee financial expert," that at least some of the independent Directors have service as a senior executive of a public or substantial private company, and that some of the independent Directors have an in-depth familiarity with the apparel and retail industries.

        Process for Evaluating Incumbent Directors.    As a general matter, the Committee is of the view that the continued service of qualified incumbents gives the Company the benefit of familiarity with and insight into the Company's affairs that its Directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body for the benefit of all stockholders. Accordingly, in selecting candidates for nomination at the Annual Meeting of Stockholders, the Committee begins by determining whether the incumbent Directors whose terms expire at the Annual Meeting desire and are qualified to continue their service on the Board. The Committee reviews and evaluates each incumbent's performance during her or his prior term. If the evaluation is favorable, the incumbent continues to satisfy the criteria for Board membership, and the Committee believes the incumbent will continue to make important contributions to the Board, the Committee will, absent special circumstances, nominate the incumbent for re-election as a Director.

        Consideration of Stockholder Recommendations of Candidates for Election as Directors.    The Committee will consider recommendations for Director nominations submitted by stockholders. The Committee will evaluate these candidates in the same manner as candidates recommended by other persons, except that the Committee may consider, as one of the factors in its evaluation of stockholder-recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. A stockholder wishing to recommend to the Committee a candidate for election as Director must submit the recommendation in writing, addressed to the Committee, care of the Company's Corporate Secretary, at the Company's principal executive offices at 1441 Broadway, New York, New York 10018. Each nominating recommendation must be accompanied by the name, age, business and residence address and principal occupation or employment of, and the number of shares of Common Stock beneficially owned by, each recommended nominee, along with such information regarding the nominee as would be required to be disclosed in a proxy statement under S.E.C. regulations, as well as the stockholder or group of stockholders making the recommendation, information concerning any relationships between the recommending stockholder(s) and the proposed nominee, the qualifications of the proposed nominee to serve as a Director, and such other information called for on the Company's website at www.fifthandpacific.com under "Corporate Governance Guidelines" in the Investor Relations section. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the stockholder and proposed nominee to discuss the proposed nomination with the Committee, if the Committee decides in its discretion to do so.

        In addition, the Company's Certificate of Incorporation provides for a process by which stockholders may make director nominations for consideration at the Annual Meeting of Stockholders. See "Stockholder Nominations for Directors" immediately below.

        Stockholder Nominations for Directors.    Written notice of any nomination for director for consideration at the Annual Meeting of Stockholders must be delivered to the Company's Corporate Secretary at the Company's principal executive offices at 1441 Broadway, New York, New York 10018, not less than 90 days nor more than 120 days prior to the date of the meeting at which Directors are to be elected and must contain the name, age, business and residence address and principal occupation or employment of, the number of shares of Common Stock beneficially owned by, each nominee and such other information as set forth in the Company's Certificate of Incorporation, which can be found and at www.fifthandpacific.com under "Restated Certificate of Incorporation" in the Investor Relations section.

        Communications with the Board.    Stockholders and other interested parties may communicate with the Board, the non-management Directors as a group, any Committee of the Board or any individual member of the Board, including the Chair of the Nominating and Governance Committee, by either writing care of the Company's Corporate Secretary at 1441 Broadway, New York, New York 10018 or by electronically mailing the Company's Corporate Secretary at corporate.secretary@fnpc.com. All communications will be reviewed by the Company's Corporate Secretary, who will then forward such communications or a summary thereof to the appropriate Directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.

DIRECTOR COMPENSATION

        Directors, other than Directors who are Company employees, are compensated for their services. During 2012, Directors received the following compensation:

  •
  Annual Retainers:

  •
  $150,000 for serving as a Director, with $100,000 payable in the form of Common Stock (the "Annual Stock Retainer") subject to transfer restrictions discussed below; new Directors receive a pro-rata grant of the Annual Stock Retainer upon election and a pro-rata portion of the cash retainer, based on the number of whole and partial fiscal quarters to be served during the fiscal year of their election;

  •
  $175,000 for serving as the non-executive Chairman of the Board, with $75,000 payable in the form of Common Stock, subject to the same transfer restrictions as the Annual Stock Retainer discussed below. Upon the recommendation of the Compensation Committee, after a review of current market director pay practices prepared by the Compensation Committee's independent compensation consultants, Semler Brossy, including a review of the companies in the Company's benchmarking peer group used for compensation analysis, the Board determined in January 2013 to lower the non-executive Chair's annual retainer effective at the Annual Meeting, to $100,000, with $50,000 payable in the form of Common Stock;

  •
  $10,000 for serving as a Committee Chair other than the Audit Committee and the Compensation Committee , whose Chairs received $20,000;

  •
  $1,000 for each Board meeting and Committee meeting attended;

  •
  A $6,000 allowance for the purchase of Company products (based on prices which are net of the usual Company employee discount); and

  •
  Reimbursement for out-of-pocket travel expenses incurred in connection with attendance at Board meetings and Committee meetings.

        The following table sets forth information concerning Director compensation earned by non-employee Directors for the 2012 fiscal year:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Bernard W. Aronson	74,000	100,000	—	—	—	3,420	177,420	100,000
Lawrence Benjamin	78,000	100,000	—	—	—	5,800	183,800	100,000
Raul J. Fernandez	81,000	100,000	—	—	—	5,700	186,700	100,000
Kenneth B. Gilman	84,000	100,000	—	—	—	550	184,550	100,000
Nancy J. Karch	84,000	100,000	—	—	—	5,900	189,900	100,000
Kenneth P. Kopelman	70,000	100,000	—	—	—	4,330	174,330	100,000
Kay Koplovitz	168,000	175,000	—	—	—	1,900	344,900	175,000
Arthur C. Martinez	96,500	100,000	—	—	—	0	196,500	180,000
Doreen A. Toben	100,000	100,000	—	—	—	4,700	204,700	100,000

(1)
The amount indicated includes the $50,000 annual cash retainer ($150,000 for serving as the non-executive Chairman of the Board), $1,000 for each Board meeting and Committee meeting attended, the $20,000 annual cash retainer for serving as the Audit Committee Chair and the Compensation Committee Chair, and the $10,000 annual cash retainer for serving as a Committee Chair for each other Committee.

(2)
The amount indicated reflects the $175,000 Annual Stock Retainer grant (20,255 shares of Common Stock granted on January 10, 2012, with a closing price on that date of $8.64) to the non-executive Chairman, and the $100,000 Annual Stock Retainer grant (11,574 shares of Common Stock granted on January 10, 2012, with a closing price on that date of $8.64) granted to the other Directors.

(3)
Each Director is provided an allowance for the purchase of Company products (based on prices which are net of the usual discount available to all Company employees for the purchase of Company products). The amount indicated reflects the actual clothing allowance utilized.

(4)
The amount indicated represents the dollar amount recognized by the Company for financial statement reporting purposes with respect to the 2012 fiscal year for the fair value of stock under Statement of Financial Accounting Standards Board ASC Topic 718 "share-based payments". For Mr. Martinez, the amount indicated also includes cash fees deferred in 2012 into Common Stock.

        The Company's Outside Directors' Deferral Plan (the "Outside Directors' Deferral Plan") enables each non-management Director to elect prior to any calendar year to defer cash and/or Common Stock fees otherwise payable in that and succeeding calendar years. Deferred cash fees are deemed invested in phantom shares of Common Stock or credited with imputed interest at the prime rate plus one percent, whichever the Director specifies at the time of election. Deferred Common Stock fees are deemed invested in phantom shares of Common Stock, with dividends deemed reinvested in additional phantom shares. Upon a lapse of the deferral, payment is made in the form specified by the Director at the time of the deferral election.

        The Company does not provide any retirement benefits to Directors. Prior to 2004, Directors were annually awarded stock options, with a ten-year term and a three-year vesting schedule (subject to acceleration in certain circumstances). All prior options awarded were fully exercisable as of December 29, 2012.

        The Company's Corporate Governance Guidelines set out the Board's expectation that each Director will accumulate over time a holding of shares of Common Stock having a value equal to three times the value of the Annual Stock Retainer. In addition, notwithstanding a Director having met such shareholding guideline, Annual Stock Retainer shares are (subject to an exception for sales made to pay taxes due on the receipt of such shares) non-transferable until the first anniversary of grant, with 25% becoming transferable on each of the first and second anniversaries of the grant date, and the remaining 50% becoming transferable on the third anniversary. Any remaining transfer restrictions lapse one year after Board service ends, or immediately upon death.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Written Related Party Transactions Policy.    The Company has adopted a written related party transactions policy detailing the policies and procedures relating to transactions which may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interests of the Company and stockholders. The Nominating and Governance Committee must review and approve any related party transaction proposed to be entered into or ratify any such transaction previously commenced or completed. The Committee may delegate its authority under the policy to the Chair of the Committee, who may act alone. Under the policy, no Committee member may participate in any review, consideration or approval of a transaction involving such member or their immediate family or any entity with which such Committee member is affiliated.

        Under the Company's related party transactions policy, any relationship, arrangement or transactions between the Company and (a) any Director, senior officer or any immediate family member of either a Director or senior officer; (b) any stockholder owning more than 5% of the Common Stock; or (c) any entity in which any of the forgoing is employed or is a partner, principal or owner of a five percent (5%) or more ownership interest, is deemed a related party transaction, subject to certain exceptions, including (i) transactions available to all employees generally; (ii) transactions involving less than $100,000 in any twelve month period; (iii) with respect to Directors, transactions deemed immaterial for purposes of Director independence determinations under the Company's Corporate Governance Guidelines, as described above; (iv) transactions involving executive compensation approved by the Company's Compensation Committee or director compensation approved by the Board; and (v) any charitable contributions by the Company or the Fifth & Pacific Foundation to a charitable or not-for-profit organization for which a Director, senior officer or an immediate family member of a Director or senior officer serves as a director, trustee or is otherwise affiliated, where such contributions do not exceed $100,000 in any twelve month period or which are non-discretionary contributions made pursuant to the Company's non-discriminatory matching contribution program.

        Related Party Transactions.    The law firm of Kramer Levin Naftalis & Frankel LLP, of which Kenneth P. Kopelman, a Director of the Company, is a partner, provides certain legal services to the Company. During 2012, fees incurred by the Company for services rendered by the firm were less than $120,000, representing less than 1% of such firm's 2012 fee revenue. These services were provided on an arm's-length basis, and paid for at fair market value. The Company believes that such services were effected on terms no less favorable to the Company than those that would have been realized in transactions with unaffiliated entities or individuals.

PROPOSAL 2—ADVISORY VOTE ON THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

        SEC rules, implementing requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2011 Annual Meeting of Stockholders, stockholders voted to have this advisory, non-binding vote on an annual basis.

        As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read the "Compensation Discussion and Analysis" for additional details about our executive compensation programs, including information about the fiscal year 2012 compensation of our named executive officers. Please also refer to the "Summary Compensation Table" and other related disclosures beginning on page 43.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved."

        The results of this advisory vote, though not binding on the Company, will provide our Compensation Committee with an indication of investor sentiment about the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement, which the Committee will be able to consider when determining executive compensation for fiscal 2013 and beyond.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 TO INDICATE YOUR SUPPORT FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

 COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION

Introduction

        Our executive compensation program is used to attract and retain the employees who lead our business and to reward them for outstanding performance. This Compensation Discussion and Analysis, or "CD&A," explains (i) for 2012, our executive compensation philosophy and objectives, each element of our executive compensation program and how the Compensation Committee of the Board of Directors made its compensation decisions for our Chief Executive Officer, Mr. William McComb; our Executive Vice President, Chief Financial Officer and Chief Operating Officer, Mr. George Carrara; our former Executive Vice President and Chief Financial Officer, Mr. Andrew Warren; our former Interim Chief Financial Officer and current Senior Vice President, Finance & Treasurer, Mr. Robert Vill; and our other most highly compensated executive officers: Mr. Nicholas Rubino, our Senior Vice President, Chief Legal Officer, General Counsel and Secretary, Mr. John Moroz, our former Senior Vice President, Global Operations, and Mr. Evon Jones, our former Senior Vice President, Chief Information Officer (referred to collectively as our "NEOs" or our "named executive officers") and (ii) certain significant developments in 2013.

 Executive Summary

Overview of 2012 Performance

        In 2012, the Company was renamed from Liz Claiborne, Inc. to Fifth & Pacific Companies, Inc. This marked a significant strategic transformation that began in November 2006 when Mr. McComb, our Chief Executive Officer, joined the Company. As the Company moved away from a business model based on acquiring brands and selling through the U.S. department store distribution channel, it focused its resources on developing lifestyle brands as a direct to consumer retailer. With this shift in strategic focus, the Company is now poised to grow its three brand assets via the global markets, lifestyle categories, and direct to consumer channels.

        With the Company's rebranding in 2012 came an even greater focus on building the value of the Company's brand assets. This included completing the appointment of brand leaders in key roles, expanding the reach of the brands to global markets, improving operational capabilities, developing longer-term growth plans for each brand, and importantly, developing the digital relationship management capabilities to support e-commerce sales and integration of digital marketing and retailing into the core of the business. At the same time, the management team collaborated with brand leadership to further decentralize core operating functions to the brands and streamline corporate costs.

        Key accomplishments in 2012 include:

  •
  The kate spade brand, which includes kate spade new york and jack spade, increased its global Adjusted EBITDA(1) over 65%, growing in virtually all key lifestyle product categories and channels. The brand continues to perform at industry-leading growth rates, as it expands its market share position in categories like apparel, handbags, small leather goods, jewelry, and footwear. The brand saw very strong organic, comparable direct-to-consumer sales expansion of nearly 30% in 2012 stemming from new customers, larger transactions, and strong conversion of shoppers to purchasers.

  •
  kate spade enjoys one of the industry's strongest on-line sales penetration rates. E-commerce experienced a traffic increase of 48%, growth in the email database of over 50%, overall sales growth, improved gross margin and featured fewer promotional events. E-commerce has proven to be an essential means of introducing the brand to customers in geographies where stores are not easily accessed, and an even more vital channel for extending loyalty.

  •
  The international business grew significantly in 2012. The brand expanded its presence in the United Kingdom and Brazil in 2012, while opening new stores through partners in the Middle East.

  •
  The brand acquired the 51% interest held by Sanei International Co., Ltd. ("Sanei") in kate spade Japan Co., Ltd. ("kate spade Japan"). kate spade Japan was a joint venture that was formed between Sanei and kate spade in August 2009. This unit is growing rapidly and represents an already profitable region; the Company intends to realize synergies from the kate spade Japan buyout by leveraging its global retail expertise with kate spade Japan's continued growth and its strategic marketing and sales positions in the rest of Asia.

  •
  kate spade announced in October 2012 its plans to launch a new global lifestyle brand under its global umbrella organization, called kate spade Saturday. The new multi-category brand will offer apparel and accessories, as well as beauty, tabletop, and home décor items. kate spade Saturday launched in Japan through e-commerce at www.saturday.jp and a

(1)
Adjusted EBITDA is a non-GAAP financial measure calculated in the manner set forth in Appendix A.

      flagship store in Tokyo. The brand is expected to launch exclusively online in the United States at www.saturday.com in Spring 2013.

  •
  After spending a few years setting the stage for growth, Lucky Brand saw meaningful sales and Adjusted EBITDA expansion in 2012, marking a pivotal point in Lucky Brand's turnaround. Total sales for the brand were up over 10%, supported by comparable direct-to-consumer growth of 10% for the year, supported by comparable direct-to-consumer growth of 8% for the year—representing a two-year comparable store growth rate of 24%. Further, gross profit margins were up, reflecting the brand's focus on efficient inventory management and simultaneous sourcing and operations improvements, translating to an 37% increase in Adjusted EBITDA relative to 2011.

  •
  Efforts to upgrade marketing content, brand image and store design have registered with the consumer.

  •
  Sales of denim were up 10%, supported by innovative fabric and fit launches and more visible marketing.

  •
  The outlet business responded to a new product and assortment strategy which translated to significant sales and operating margin improvement. This format is now poised for rapid expansion.

  •
  Total sales to the wholesale channel grew 17% as compared to 2011.

  •
  The brand successfully introduced "The Ginger," a plus size denim fit sold through the wholesale channel and our on-line store. The brand also entered a licensing agreement to launch "Lucky Kid" for Spring 2013 and handbags for Fall 2013.

  •
  Many of the operational, organizational, and merchandising-related improvements that were made at kate spade, and more recently at Lucky Brand, are just now taking root at Juicy Couture. Nonetheless, Juicy Couture has remained focused on supporting a growing international business, a strong e-commerce business, improving marketing, and addressing ineffective merchandising strategies. Key recent steps taken to support improvement at Juicy Couture include:

  •
  The Company named a CEO for the global Juicy Couture brand. Paul Blum, a highly experienced fashion-industry CEO joined the company on November 30, 2012.

  •
  SG&A cost reduction was implemented in the second half of 2012, and core business functions were globalized.

  •
  Store redesigns were implemented in the top producing doors in North America.

  •
  Numerous merchandising changes—including product assortment, pricing, in-store fixturing, and outlet merchandising—have been implemented for the second half of 2013.

  •
  Corporate costs were reduced by 21% to $71 million in 2012 vs. $90 million in 2011. The Company launched an initiative to implement new point of sale terminals and software in all of its stores. This work conducted in 2012 is expected to bring, by mid-2013, a host of benefits to the brands, which include enabling improved inventory visibility, enhanced customer service capability, store level access to more marketing tools, and improved omni-channel marketing and selling functionality. Additional steps taken at the Corporate level include:

  •
  Continued efforts toward debt reduction in 2012 and early 2013 as we exchanged $60 million of convertible bonds for stock and also repaid or redeemed the remaining €122 million aggregate principal amount of our 5.0% euro Notes, utilizing the remaining proceeds from our 2011 asset sales and proceeds from the $152 million June 2012 10.5% Senior Secured Notes offering.

    •
    Initiated actions to transition our outsourced order management, fulfillment and customer service functions related to each of our brands' e-commerce operations away from our current third-party provider to a new third-party provider.

    •
    Contracted with a third-party facility operations management company to provide distribution operations services at our West Chester, Ohio distribution center with a variable cost structure.

2012 Compensation Plan Design and Outcomes

        Over the recent period of strategic transformation, our executive compensation programs have evolved to support the Company's turnaround efforts. We believe that our program's flexibility has enhanced our ability to attract, retain, and motivate our executive talent through the use of incentives that balance near-term and long-term decision-making in the face of an extremely uncertain and volatile market environment. During this time, the executive compensation programs have supported the Company's dynamic business needs and also reflected current market trends in executive compensation and good governance practices.

        Our compensation programs are intended to align our executive officers' interests with those of our stockholders. They reward performance that meets or exceeds the goals the Compensation Committee establishes with the objective of increasing stockholder value over time.

        Given our philosophy of paying for performance, compensation earned by our named executive officers will vary based on individual and corporate performance, as measured against both annual and long-term performance goals. Our executive compensation package includes base salary, annual incentive compensation, long-term incentive awards, customary benefits and limited perquisites. To clarify and confirm our pay and performance alignment, and as a matter of good governance, the Company undertook an investor outreach effort in which the Chair of the Compensation Committee held direct, one-on-one meetings with investors representing a majority of the shares outstanding as of December 31, 2011 to discuss our compensation philosophy, address questions and concerns about pay practices, and encourage productive dialogue about our efforts to align the executive compensation program with the interests of shareholders. These conversations shaped a number of key actions taken in 2012, which are highlighted below:

  •
  Base salaries.  None of the NEOs received salary increases in 2012.

  •
  Annual Cash Incentive Plan.  In 2012, we tied 100% of the annual incentive opportunity to financial performance, which was measured by global Adjusted EBITDA (weighted 75%) and adjusted earnings per share (Adjusted EPS)(1) (weighted 25%) . Following its review of the Company's financial performance and key strategic outcomes for 2012, the Compensation Committee determined not to award annual cash bonuses to the NEOs, emphasizing the pay-for-performance orientation of the program.

(1)
Adjusted EPS is defined as adjusted earnings per common share from continuing operations attributable Fifth & Pacific Companies, Inc., excluding the per share impact of: (i) costs associated with our streamlining initiatives and brand-exiting activities; (ii) gains (losses) on extinguishment of debt; (iii) gain on acquisition of subsidiary; and (iv) interest expense related to a multi-employer pension plan, which is payable over four years. We provide a reconciliation of the differences between this non-GAAP financial measure and its most directly comparable U.S. GAAP financial measure in Appendix A to this proxy statement.

  •
  Long-Term Incentives.  Our long-term incentive program is designed to reward executives when: (i) stockholders realize gains, (ii) we meet or exceed our financial goals, and (iii) the Company's total stockholder return keeps pace with a broader market index. For 2012, long-term incentives for the NEOs were delivered in the form of annual grants of stock options and a biennial grant of performance-based restricted stock units under the Corporate LTIP, which was adopted in 2012 to further increase the performance-based nature of the compensation program. The Corporate LTIP measures two-year cumulative Adjusted EBITDA performance and includes a modifier that may adjust the final payout by up to +/-50% based on three-year relative total stockholder return performance. For 2012, 50% of the annualized long-term incentive opportunity was delivered in the form of stock options and 50% of the annualized long-term incentive opportunity was delivered in the form of the biennial performance share grants. For a discussion of our Corporate LTIP awards for 2012, please see page 36.

    Additionally, we continued to be selective in our use of equity-based long-term incentives for executives beyond the NEO population in 2012 so as to maintain the significant reduction in our burn rate established in 2011.

  •
  Executive Severance Agreements.  In March 2012, the 2011 Executive Severance Agreements were replaced in order to extend the term for one year, and make certain clarifying amendments. The term of the agreements will now expire December 31, 2013. Given the importance of retaining the executive team, the Compensation Committee felt it would be appropriate to extend the term of the agreements for an additional year as the restructuring efforts continue so that the NEOs are able to remain focused on those efforts. For a discussion of the Executive Severance Agreements, see "Agreements with the other Named Executive Officers" beginning on page 50.

        These improvements for 2012 built upon our existing executive compensation governance framework. This on-going framework incorporates a number of continuing practices, including:

  •
  The continued engagement of an independent compensation consultant by the Compensation Committee. Please see "Board Committees—Compensation Committee" on page 12 above for additional detail.

  •
  A Compensation Committee composed only of independent outside directors of the Board.

  •
  A formal clawback policy.

  •
  A formalized process for annual compensation risk assessment.

  •
  Limited perquisites and no tax gross-ups on those perquisites (other than those related to the reimbursement of relocation expenses under the Company's relocation program and in alignment with standard policies).

  •
  Executive Severance Agreements ("ESAs") for all NEOs (excluding the CEO) that include provisions to reduce payouts for documented performance-based terminations and do not include gross-ups for excise taxes.

  •
  An Executive Stock Ownership policy which includes both stock ownership guidelines and retention requirements and a formal policy prohibiting executives and Directors from hedging or pledging Company stock.

  •
  "Double-trigger" change-in-control provisions.

Discussion of Pay and Performance Alignment

        The following table illustrates the relationship between pay and performance outcomes over the last three fiscal years for the Company's various annual and long-term incentive programs. The

Company's pay-for-performance philosophy is highlighted by the following elements (also evidenced in table below):

  •
  Over the course of the last three years, annual incentive plan metrics have changed to reflect the Company's most critical financial and strategic objectives for each year.

  •
  Further, annual incentive plan payouts have modulated with changes in annual financial and non-financial performance.

  •
  The Company's semiannual (in 2010 and 2011) approach to option grants was effective in mitigating the impact of volatility in the Company's share price with respect to option grant pricing.

  •
  The Compensation Committee reintroduced a performance-based element into the long-term incentive program with the implementation of the Profitability Incentive Plan ("PIP") in 2010 and the Corporate LTIP in 2012.

Annual Cash Incentive Plan	2010	2011	2012
Metrics (Weightings)
Non-Financial/Strategic	25%
Cash Flow from Cont. Ops.	25%	50%
Adjusted EPS	50%	50%	25%
Adjusted EBITDA			75%
Plan Outcomes (% of Target)(1)
Financial	0%	90%	61%
Non-Financial/Strategic	80%	NA	NA
Formulaic Plan Achievement	20 - 20.5%	90%	0%
Actual Bonus Payout	20 - 20.5%	100%	0%

Options	2010 Semiannual	2011 Semiannual	2012 Annual
Exercise Price of Options Granted	$7.10 / $4.40	$4.97 / $5.06	$11.10
Intrinsic Value per Option(2)	$5.35 / $8.05	$7.48 / $7.39	$1.35

Corporate LTIP(3)	2010	2011	2012
Plan Outcomes (% of Target)
2-Year Cumulative Adjusted EBITDA	NA	NA	In-Cycle
3-Year Relative TSR Modifier	NA	NA	In-Cycle
Formulaic Plan Achievement	NA	NA	In-Cycle

2010 PIP(4) Metrics	Goal	Weighting	Status
4Q's Adjusted EPS	Break-Even $0.00	25%	Not Yet Achieved
4Q's Adjusted EPS	$1.00	37.5%	Not Yet Achieved
4Q's Adjusted EBITDA Margin	10% (+ $1.00 Adj. EPS)	37.5%	Not Yet Achieved

(1)
The Compensation Committee set Target Adjusted EPS for the 2012 Annual Cash Incentive Plan at $0.03 and ($0.21) was achieved; the Compensation Committee set Target Adjusted EBITDA for the AIP at $130 million and $105.9 million was achieved. These are non-GAAP financial metrics. For additional detail regarding these performance metrics, please see Appendix A.

(2)
The intrinsic value of the options was calculated using the difference between the strike price established at fair market value on grant and the 12/31/2012 close price of $12.45.

(3)
Corporate LTIP includes a modifier that may adjust the final payout by up to +/- 50% based on relative total stockholder return performance over three years. The Corporate LTIP was first granted in 2012 and is currently intended to be granted every other year.

(4)
Adjusted EPS is defined above. Adjusted EBITDA Margin is defined as adjusted EBITDA net of foreign currency transaction adjustments divided by net sales. Adjusted EBITDA net of foreign currency transaction adjustments is defined in Appendix A.

Outcome of 2012 Say on Pay Vote

        At the 2012 annual meeting of stockholders, stockholders approved the advisory (non-binding) resolution relating to executive compensation with 96% of votes in favor. The Compensation Committee believes the results of this advisory Say on Pay vote reflect our stockholders' affirmation of our executive compensation program and the changes we made for 2012. Nevertheless, we continue to review our executive compensation program within the context of evolving business needs and best practices in corporate governance. As such, the Company again undertook an investor outreach effort in which the Compensation Committee Chairperson held conversations with several of the Company's largest stockholders, a practice that was first established following the Company's 2011 Say on Pay vote. Through this process, the Company engaged with stockholders representing more than 50% of the Company's common shares outstanding as of December 31, 2012. The purpose of this outreach effort was two-fold: (i) to provide the Company's stockholders with a channel to discuss our executive compensation programs; and (ii) to gain a better understanding of our stockholders' perspectives and philosophies on executive compensation so that we could take those factors into consideration when determining changes to our executive compensation program for 2013.

2013 Compensation Plan Design Highlights

        The Company's executive compensation programs will continue to evolve in 2013 to: (i) better reflect the Company's business initiatives as we progress against our strategic plan, (ii) be responsive to feedback received through our investor outreach efforts, and (iii) stay aligned with emerging best practices. Key actions taken for 2013 include:

  •
  Annual Cash Bonus Plan.  The Company will maintain the two financial measures used (and their associated weightings) for the annual cash incentive plan. The two financial measures used for 2013 will again be Adjusted EBITDA and Adjusted EPS, weighted 75% and 25%, respectively. These metrics continue to be consistent with the Company's key priorities for 2013.

  •
  Long-Term Incentives.  The 2013 annual stock option grant will be delayed until June 2013, subject to approval by our stockholders of the proposed 2013 Stock Incentive Plan. The Compensation Committee has considered potential at-grant award values for each executive officer in its annual review of compensation, but will defer taking any action until adoption of the 2013 Stock Incentive Plan recommended for approval at the annual shareholder meeting. Consistent with the Company's biennial approach established in 2012, the Company will not make a performance share grant in 2013.

  •
  Special RSU Award to Mr. Carrara.  The Compensation Committee approved a recommendation by Mr. McComb to award Mr. Carrara, who started in his role on April 3, 2012 a one-time restricted share unit award equivalent to 100% of his annual bonus target. This one-time stock award recognizes Mr. Carrara's efforts in his first year to lead the corporate SG&A reduction and help the brand teams focus on improved efficiencies and operating capabilities. Additionally, the award promotes his retention over the 2-year vesting period and supports Mr. Carrara's expected progression toward meeting his executive ownership requirement of holding two times his base salary in company stock.

Overall Objectives of Executive Compensation

        The fundamental goals of our compensation program are to motivate executives to drive capital-efficient profitable growth, and to build the long-term organizational capabilities that will deliver shareholder value over time. To achieve these overarching objectives, the compensation program has been designed around the following three principles:

        1.    Attract and retain key executives by providing compensation that will motivate high performance and is highly competitive with that of other executives employed by companies of similar size, complexity and lines of businesses.    Talent is a critical component for success, particularly in our industry, which is continually evolving, highly competitive, and economically volatile. To compete successfully requires unique creative talents combined with commercial capability. Selectively attracting critical talent from outside the Company, and in some cases, the industry, has continued to be important as we implement our long-term growth plan.

        The "Compensation Evaluation Processes" section below describes how the Compensation Committee assesses competitive compensation levels within the context of the Company's need to attract and retain talent.

        2.    Align the interests of executives and stockholders.    Corporate and business unit metrics in the annual and long-term incentive plans are set to focus the executive teams on what the Company believes to be the drivers of shareholder value and business unit profitability and growth (see discussion of "Annual Cash Incentive Plan" and "Long-term Incentive Compensation" for additional detail). We strive to select performance metrics that reflect key objectives and focus executives on critical business drivers. The mix of performance metrics and award vehicles is intended to provide an appropriate balance between overall corporate and divisional results.

        3.    Emphasize performance-based compensation through an appropriate mix of fixed and variable compensation.    Variable compensation is a cornerstone of the Company's compensation programs and therefore, is targeted to comprise a significant portion of total direct compensation (i.e., "TDC"—base salary plus target annual incentive plus the fair value of long-term incentive awards) for the NEOs, and we expect to see actual compensation vary with performance (see discussion of "Mix of Compensation Components" below for more detail).

Ongoing Components of Compensation

        The Company provides a mix of fixed and variable pay and executive benefits. A brief description of each ongoing compensation component and its objectives follows. More detail is provided in subsequent sections.

ONGOING COMPONENTS OF COMPENSATION

Compensation Component	Brief Description	Purpose/Role	2012 Design
Base Salary	Fixed compensation. Salaries are reviewed each year, and changes, if any, are typically made in the first quarter. Salary increases are based on a combination of factors, including individual performance, experience and expertise.	Aid in attracting and retaining senior executive team by providing competitive base pay relative to peer companies.
		Compensate officers for fulfilling core job responsibilities and to recognize future potential.	None of the NEOs received base salary increases in 2012.
Annual Incentive	Variable cash compensation earned based on company performance achievement.	Promote and reward the achievement of annual goals that lay the groundwork for strategy execution and longer-term value creation.	For purposes of the 2012 annual incentive program, Company performance was measured against two metrics: Adjusted EBITDA (75%) and Adjusted EPS (25%).
Based on the results of the Company overall and the Compensation Committee's assessment of performance, no annual incentives were paid to the NEOs for 2012.
2012 Long-Term Incentives (LTI)	Variable compensation that focuses on performance longer than one year.	Align executive and stockholders' interests by rewarding executives for increasing stock price and stockholder value.

For 2012, 50% of the annualized LTI value was granted as stock options that have an exercise price at fair market value, a 7-year term and vest over three years, with 25% vesting on the first and second anniversaries, and 50% vesting on the third anniversary.

Compensation Component	Brief Description	Purpose/Role	2012 Design
The remaining 50% of the annualized LTI value was granted as performance shares that measure cumulative Adjusted EBITDA over two years and are modified by three year relative TSR.
Retirement Benefits	Defined contribution 401(k) Savings/Profit Sharing Plan.	Provide competitive retirement benefit. Give additional security to employees of the Company and aid in retention.

The Company provides a 50% match on participant contributions of up to 6% of salary. NEOs participate in the same plan as the broad-based population. This plan is subject to Internal Revenue Code ("Code") limits.

SERP

A supplemental executive retirement plan ("SERP"), which is available to US-based employees at a level of Director or above.
Similar to the broad-based 401(k) plan; primary difference is that participants (including NEOs) may contribute up to 50% of salary, and up to 100% of their annual bonus.
Investment options are similar to the 401(k) plan, but with fewer investment choices.

		Allow participant savings above the limits applicable to the Company's tax-qualified plans. Aid in retention and build long-term commitment to the Company.	The Company may make contributions for SERP participants on base salary in excess of the Code qualified plan compensation limitations.

Compensation Component	Brief Description	Purpose/Role	2012 Design
Perquisites

Special benefits common to the industry which vary by position, including clothing allowance, transportation or housing allowance, and financial counseling.
Typically provided under programs available to a broader group of executives and at a similar value.

		Aid in attraction, retention, job satisfaction and efficiency. Provide industry-competitive programs necessary for effective recruiting.	All perquisites are provided on a taxable basis, with the exception of expatriate and relocation-related allowances which are grossed-up on a basis consistent with the standard policy for the Company.
Severance and Change-in-Control (CIC) Agreements	Severance as well as double-trigger change-in-control agreement for Mr. McComb. Severance-only agreements for other NEOs.

Focus executives on stockholder interests in transition periods.
Provide the Company with non-competition and non-solicitation protection.
Provide executives income protection in the event of involuntary loss of employment.

In March 2012, the definition of a double-trigger CIC was clarified within the existing ESAs, the companies subject to non-compete restrictions were updated to reflect changes to the 2012 benchmarking peer group and the term of the ESAs was extended through December 31, 2013.

Death & Disability Benefits

Provides life insurance coverage equal to two times annual base salary for all U.S. employees at Vice President-level and above.
Insured participants are entitled to any cash surrender value under the policy.
CEO Supplemental Disability Benefit to provide disability coverage for the CEO to bring total coverage to 100% of base salary.

		Aid in attraction and retention. Provide competitive benefit. To provide the CEO with disability coverage of 100% of base salary.	No changes were made in 2012.

Total Direct Compensation Evaluation

        The Compensation Committee considers competitive data provided by the Compensation Committee's consultant and the Company's Corporate Compensation department as one input to assess executive officer salary, annual incentive and long-term incentive levels. In recent years, this data has been extremely volatile as our competitors have taken a spectrum of approaches to respond to the uncertain economic environment. Therefore, in making individual compensation decisions, the Compensation Committee has used this data as a reference, but has placed more weight on the Company's specific business situation and the requirements for each NEO role and less weight on specific market positioning in each individual element of pay.

        The competitive data comes from surveys and proxy data. The Compensation Committee's consultant and the Company's Corporate Compensation department provide the Compensation Committee with market values from each of these sources including target total cash compensation (i.e., TCC: base salary plus target annual incentive) and target total direct compensation (i.e., TDC: target total cash compensation plus fair value of long-term incentives), as well as their component parts. In considering the two data sources, the Compensation Committee relied primarily on the survey data for understanding market pay levels and primarily on the proxy data for evaluating individual company compensation actions and trends.

        Survey data:    This data is drawn from published surveys of retail and wholesale apparel companies as well as general industry surveys. We include general industry surveys in the competitive assessment process because we compete for executive talent both within and outside of our industry. Moreover, few industry peers have directly comparable business characteristics, so the general industry reference provides an important gauge of the broader competitive market. Pay for the NEOs is compared to pay for survey positions with similar role and responsibilities. Where needed, the Compensation Committee's consultant and the Company's Corporate Compensation department adjust the data for size (e.g., annual revenue, market capitalization, scope and complexity, etc.) so comparisons are more appropriate. The surveys used as competitive market sources are listed in the table below.

Surveys Used in 2012 Competitive Market Comparisons

Publisher	Survey Name	Industry
The Hay Group 221 participants	2012 Total Remuneration Report	Retail
Towers Watson 108 participants	2012 General Industry Executive Survey	General Industry
Towers Watson 75 participants	2012 General Industry Executive Survey—Retail/Wholesale Cut	Retail/Wholesale
Equilar 678 participants	2012 Retail Sector Database	Retail

        Proxy data:    The proxy data is drawn from retail and wholesale apparel companies that represent business competitors and sources of competitive talent. In 2011, we reviewed peer companies against a set of criteria including size, product focus, retail vs. wholesale business mix, competition for customers and talent, and updated the peer group of companies for 2012 to ensure continued relevance given the

Company's change in size and business focus following the series of strategic transactions in 2011. The 2012 proxy peer group included the following 18 companies:

Abercrombie & Fitch	Coach, Inc.	Pacific Sunwear of California Inc.
Aeropostale	Charming Shoppes Inc.	Ralph Lauren Corporation
American Apparel	Chico's FAS Inc.	The Talbots, Inc.
American Eagle Outfitters	Express, Inc.	True Religion Apparel, Inc.
Ann Inc.	Guess? Inc.	Urban Outfitters Inc.
bebe stores, Inc.	New York & Company Inc.	The Wet Seal, Inc.

Key Changes for 2013:

        The Compensation Committee reviewed and updated the peer group for 2013 to ensure continued relevance of the peer companies. Peer companies were reviewed against criteria including size, product focus, retail vs. wholesale business mix, competition for customers and talent. Based on this review, the Compensation Committee determined to: (i) remove companies that had become too large relative to the Company, (ii) remove companies that had been acquired since the prior review and (iii) add companies of appropriate size and business focus that had gone public since the prior review. The 2013 proxy peer group reflects the following changes:

Companies Added for 2013:	Companies Removed for 2013:
Michael Kors Holdings, Ltd.	Charming Shoppes Inc.
Tumi Holdings, Inc.	Ralph Lauren Corporation
The Talbots, Inc.

        Relative to the 2013 proxy peer group, the Company's revenues approximate the 45th percentile.

Named Executive Officer Pay Positioning

        For 2012, target TDC levels for the NEOs were generally at or above the retail and general industry survey 75th percentile of the survey data. Proxy peer group pay levels have historically been similar to or higher than the retail survey data. The Company's executives have generally been positioned between the peer median and 75th percentile versus proxy target TDC data. The Compensation Committee does not target a particular compensation percentile, particularly given how volatile the competitive data has been in recent years. Individual pay elements for individual executives vary in their positioning relative to market based on decisions made related to individual executive circumstances. In general, base salaries are higher than market median pay levels, and the value of recent equity grants have been lower, given share usage constraints resulting from the Company's previously depressed share price. That said, in 2012, the target mix of pay elements was more closely aligned with the market due to a recovery in the Company's share price (See "Mix of Compensation Elements" below for more detail).

        Based on its review of survey data and proxy data, the Compensation Committee believes that target pay opportunities for the NEOs are competitive relative to market pay levels and that the Company's pay positioning was necessary to recruit top talent from outside the Company to help execute its long-term growth plan and reflects several NEO roles which have expanded beyond traditional benchmarks as the Company has restructured to most effectively respond to business challenges. It is important to note that the observed pay positioning represents compensation opportunities only, and not actual realized or realizable pay. Actual realized pay has generally been below target levels in recent years, reflecting our principle of paying for performance.

Benefits and Perquisites Evaluation

        The Compensation Committee's philosophy is that NEOs should not be treated markedly differently from other executives or the broader employee population in the design of their benefits, nor should perquisites extend beyond those typically available in the industry to NEOs and other executives. The Company's Compensation and Benefits department evaluates benefits and perquisites periodically, with the last reviews of retirement, SERP, Executive Life, clothing allowance, financial counseling, and other allowances in 2012. Based on these reviews, the Compensation Committee believes these benefits are within the range of competitive practice for the Company's industry peers.

        The Company has had a policy since 2008 that NEOs are not grossed up for taxes on any perquisites received, other than for certain one-time or special benefits provided under broader programs where a tax gross-up is customary, such as relocation and expatriate assignment support.

Compensation Decision-Making Process for the NEOs

        It is the policy of the Company that compensation for the NEOs is approved by the Compensation Committee, and reviewed by the independent members of the full Board. Mr. McComb recommends pay levels for the NEOs, excluding himself, and working together with Mr. Carrara and Mr. Rubino, also recommends goals for the incentive plans. These recommendations are reviewed by the Compensation Committee, which makes all final decisions. The Compensation Committee determines the compensation for Mr. McComb, drawing on advice from the independent compensation consultant and discussion of Mr. McComb's overall performance with the full Board.

Mix of Compensation Components

        Prior to 2009, the target mix of individual pay elements had typically been consistent with the mix of pay elements for TDC levels at the survey 75th percentile and favored variable over fixed pay (consistent with the Compensation Committee's objective of paying for performance). However, in recent years, the limited number of shares remaining available for grant under the Company's stock incentive plans has prevented the Company from making fully competitive long-term incentive grants during the annual grant cycle. In 2012, the Company was again able to target a more competitive mix of pay elements and increased the weighting of long-term incentive grants as it sought to emphasize long-term performance alignment. The table below summarizes the target TDC mix for 2011 and 2012.

Target TDC Mix(1)

	2011			2012
		Performance- Based Compensation			Performance- Based Compensation
NEO	Base Salary	Target Annual Incentive	Fair Value of LTI	Base Salary	Target Annual Incentive	Fair Value of LTI
McComb	25%	37%	39%	17%	26%	57%
Carrara(2)				29%	22%	49%
Rubino	29%	22%	48%	38%	29%	33%
Moroz	52%	31%	16%	53%	27%	20%
Vill(2)				56%	22%	22%

(1)
Target TDC mix is calculated with the following pay elements: annualized base salary at the end of each fiscal year, target annual incentive for 2011 and 2012, and the grant date fair value of the long-term incentive grants (March and September 2011 option grants; Mr. Rubino's June 2011 retention RSU grant; March 2012 option grants; and the annualized value of the March 2012 performance share grants).

(2)
2011 Target TDC mix is not shown for Messrs. Carrara and Vill as they were not Named Executive Officers in 2011.

Base Compensation

        The Compensation Committee reviews salaries for Executive Officers annually and when duties change in any material way. None of the NEOs received base salary increases in 2012. Upon his appointment to the position of EVP, Chief Financial Officer and Chief Operating Officer, Mr. Carrara's base salary was established at $500,000.

        In general, the Company and the Compensation Committee prefer to make compensation increases for the NEOs in the incentive components of pay, particularly for those with a higher proportion of base salary in their TDC mix at target. The Company and the Compensation Committee intend to continue to move base salary positioning from the 75th percentile toward the median over time in order to strengthen the pay-for-performance aspects of the compensation program.

Key Changes for 2013:

  •
  The Compensation Committee reviewed base salaries and target bonus opportunities for 2013 and based on an evaluation of competitive market data for his positioning, determined to increase Mr. Carrara's: (i) base salary from $500,000 to $600,000, and (ii) target bonus opportunity from 75% of his base salary to 100% of his base salary.

  •
  The Compensation Committee determined that it would make no other changes to NEO salaries and target bonus opportunities at this time.

Annual Cash Incentive Plan

        Each year the Compensation Committee establishes threshold performance goals for determining bonuses for each of the individual NEOs. For 2012, based on the Compensation Committee's evaluation of the Company's financial goals set at the beginning of 2012, no bonuses were awarded to the NEOs.

Long-Term Incentive Compensation

        In 2012 the Company reintroduced a performance share vehicle as a component of the Company's ongoing long-term incentive program. This change signals a return to the Company's portfolio approach to long-term incentives last employed in 2008 and will supplement the still outstanding 2010 PIP (see discussion below). For 2012, the Company determined to grant 50% of the annualized long-term incentive award value in the form of stock option awards and 50% of the annualized long-term incentive award value in the form of biennial performance-based restricted stock units (performance-based RSUs) under the Corporate LTIP. This weighting is the result of the Compensation Committee's review of strategic priorities, pay philosophy and competitive benchmarking analysis.

Stock Option Awards

        In 2012 the Company discontinued the practice of making semiannual stock option grants. Following the completion of the Company's strategic transactions in 2011, the Company believes it is appropriate to return to its historical practice of making stock option grants on a single date. In conjunction with the Company's 2012 annual equity grant cycle, Messrs. McComb, Rubino, Moroz, Vill and Jones were granted stock options on March 1, 2012. Mr. Carrara was granted stock options on May 1, 2012 following his joining the Company.

NEO	Number of Stock Options	Value of Grant as Percentage of Salary
McComb	375,000	168%
Carrara	60,000	86%
Rubino	37,500	44%
Moroz	12,500	19%
Vill	12,500	20%

        These options will vest 25% on each of the first and second anniversaries of grant and 50% on the third anniversary of grant. The exercise price for each installment was equal to the closing price of the Company's Common Stock on the relevant grant date. The value of grants has been calculated based on the Company's calculation of grant date fair value for purposes of expensing in accordance with FASB ASC Topic 718.

Corporate LTIP Awards

        The 2012 Corporate LTIP has been designed to align executive interests with the brand strategies and reinforce the importance of strong relative returns for shareholders. As such, the Corporate LTIP has been structured to align—both from a timing and goal-setting perspective—with the strategic business plans in place for each of the Company's global lifestyle brands. The Corporate LTIP measures two-year cumulative Adjusted EBITDA performance, with the accompanying goals established to reflect a roll-up of the goals set for each of the constituent brands. The maximum number of performance-based RSUs that may be earned will be 150% of target. If performance is achieved below the applicable performance threshold, no performance-based RSUs will be earned.

        Following the conclusion of the two-year performance period, the performance-based RSUs underlying the Corporate LTIP are subject to an additional one-year post-performance, service vesting period. At the conclusion of the three-year period, the number of performance-based RSUs earned will be subject to further modification based on the Company's relative total stockholder return (TSR) against the S&P Small Cap 600 Index over the three-year period. The relative TSR modifier will adjust the final payout by the absolute difference between the Company's TSR over the three-year period and the S&P Small Cap 600 Index TSR over the period (up to a maximum adjustment of +/- 50%). The final award paid out if the Adjusted EBITDA goal is achieved at maximum and the relative TSR modifier is achieved at maximum would be 225% of the target award.

        It is currently anticipated that the Corporate LTIP grants will be made once every two years. The next Corporate LTIP grant is expected to be awarded in 2014 and is expected to cover performance for fiscal years 2014-2017. The performance-based RSUs underlying the 2012 Corporate LTIP awards were granted to Messrs. McComb, Rubino, Moroz, Vill and Jones on March 1, 2012. Mr. Carrara was

granted performance-based RSUs underlying the 2012 Corporate LTIP on May 1, 2012 following his joining the Company.

NEO	Shares Earned at Target Performance (#)	Value of Award as Percentage of Salary
McComb	375,000	160%
Carrara	60,000	163%
Rubino	37,500	83%
Moroz	12,500	37%
Vill	12,500	38%

        The value of grants has been calculated based on the Company's calculation of grant date fair value for purposes of expensing in accordance with FASB ASC Topic 718, and has been annualized for purposes of illustrating value as a percentage of base salary.

2010 Profitability Incentive Plan Awards

        In 2010, the Compensation Committee introduced the Profitability Incentive Plan ("PIP"). Awards under the PIP were designed to reward NEOs and select key members of management for achieving three critical strategic milestones by July 2013, all of which were communicated to stockholders as milestone goals in the Company's turnaround strategy: 1) consecutive four quarters break-even Adjusted EPS, 2) consecutive four quarters $1.00 Adjusted EPS, and 3) consecutive four quarters $1.00 Adjusted EPS and 10% Adjusted EBITDA margin for the same period. The table below sets forth the awards to be earned by each of the NEOs should all the strategic milestones of the plan be achieved:

NEO	Shares (#)	Cash ($)	Value of Award as Percentage of Salary
McComb	433,500	975,000	300%
Rubino	83,500	187,500	150%
Jones	22,000	50,000	47%
Moroz	13,500	30,000	28%

        As of the end of 2012, none of the strategic milestones underlying the PIP have been achieved and no portion of the PIP has been earned at this time.

        Messrs. Warren, Moroz, and Jones' PIP awards were forfeited upon their separation from the Company in March 2012, January 2013, and October 2012, respectively.

2011 Special Retention Awards

        In 2011, the Compensation Committee approved a special retention award of 192,600 phantom shares to Mr. Warren, effective March 1, 2011. On June 13, 2011, the Compensation Committee approved an amendment to Mr. Warren's award. As originally granted on March 1, 2011, the award was subject to the satisfaction of certain performance and vesting conditions and provided the Compensation Committee with the right to settle the award in cash in the event that the Company's 2011 Stock Incentive Plan was not approved by stockholders. Following the approval of the Company's 2011 Stock Incentive Plan, the award was amended to modify the performance and vesting provisions and to provide for stock settlement of the award. As amended, the award would vest on the earlier of (i) the last date of the quarter during the period from March 1, 2011 through July 1, 2013 in which the Company first achieves Adjusted EPS that equals or exceeds $1.00 and (ii) July 1, 2013.

        On June 13, 2011, the Compensation Committee also approved a special retention award of 114,600 shares to Mr. Rubino. The terms and conditions of Mr. Rubino's award are similar to those of Mr. Warren's amended agreement.

        These awards underscored the criticality of Messrs. Warren and Rubino in planning and executing a number of important financial and strategic initiatives. These initiatives culminated in the series of transactions in late 2011 that transformed the Company into a more focused and appropriately leveraged business going forward. These special retention incentives will be vested upon the earlier of the achievement of the PIP goals or the expiration of the PIP plan.

        In January 2012, the Compensation Committee determined that, because the financial and strategic initiatives were completed earlier than expected, it would be appropriate to accelerate the vesting of Mr. Warren's special retention RSUs in conjunction with his separation from the Company. As such, the terms of Mr. Warren's Separation and Mutual Release Agreement provided for Mr. Warren's 2011 Special Retention Award to be accelerated upon his separation from the Company in March 2012.

Treatment of Outstanding Equity Awards Upon Separation from the Company

        Upon Mr. Warren's separation from the Company in March 2012, the Compensation Committee approved the accelerated vesting of Mr. Warren's unvested 2010 and 2011 semiannual option grants, as well as his sign-on restricted stock and special retention stock awards. This treatment was provided for pursuant to Mr. Warren's Separation and Mutual Release Agreement.

        Upon Mr. Moroz's separation from the Company in January 2013, the Compensation Committee approved the acceleration of vesting of Mr. Moroz's unvested 2010, 2011, and 2012 option grants which would have otherwise vested in March 2013 and, pursuant to the Company's policy for executives deemed to have achieved "retirement status," provided that Mr. Moroz would have a three year period to exercise all vested options. This treatment was provided pursuant to Mr. Moroz's Separation and Mutual Release Agreement.

        All outstanding and unvested equity held by Mr. Jones was forfeited at the time of his separation in October 2012.

Formal Equity Grant Policy

        The Company has adopted a formal equity grant policy. All equity grants are approved at Compensation Committee meetings (and documented in the minutes of such meetings) or, within certain limitations, approved by delegation by the CEO and Chairman of the Compensation Committee.

        The grant date for awards will be the first trading day of the month following the approval of the Compensation Committee, and the commencement of employment for new hires.

        All grants to NEOs in 2012 complied with the Company's equity grant policy. The date of the 2012 annual grant cycle for NEOs was March 1, 2012. As a new hire, Mr. Carrara's stock option grant was awarded May 1, 2012. For 2013, the Compensation Committee expects to award options for the NEOs conditioned on the approval of the Company's 2013 Stock Incentive Plan at this Annual Meeting.

Stock Ownership and Hedging Policy

        In order to align executives' interests with the interests of our stockholders, the Compensation Committee encourages ownership of Company Common Stock by its officers and employees. The Company accomplishes this by making stock option and other equity-based awards under the Company's equity plans; providing the opportunity for employees to invest in the Company's Common

Stock under the Company's 401(k) Plan; and adopting specific stock ownership guidelines for our executives.

        The Compensation Committee has adopted executive stock ownership guidelines, which apply to the NEOs as well as other senior executives in the Company. Individuals are asked to accumulate a targeted number of shares of Company Common Stock having a value established through a multiple of base salary. The multiples of base salary for the NEOs are:

  •
  Five times for the CEO; and

  •
  Two times for the other NEOs.

        Until the applicable multiple of salary requirement is met, the guidelines require the executive to retain 75% of the following shares: 1) shares received as awards of restricted stock and performance shares from the Company, after withholding of shares for satisfaction of the executive's tax obligations, or 2) shares obtained upon exercise of stock options received from the Company, after withholding of shares for payment of the option exercise price and for satisfaction of the executive's tax obligations. The Company's objective is to have executives reach their guideline within five years, provided that in the event of a promotion which results in an increase in the number of shares required to be held, the individual is provided five years to meet the new requirements, starting from the promotion date.

        At this time, the NEOs do not hold stock values equal to their applicable multiple of salary guidelines. Ownership holdings were most recently assessed in January 2013. All current NEOs with the exception of the CEO are within the policy's 5-year period to attain their guideline level of ownership, and all NEOs have complied with the retention requirement since the time at which each has become subject to the stock ownership guidelines and accompanying retention requirements. All NEOs will continue to be required to retain 75% of the net, after-tax shares acquired until their individual guidelines are met.

        The Company maintains a formal policy to prohibit executives and Directors from hedging the economic risk of their ownership of Company securities, which includes entering into any derivative transaction on Company stock (e.g., any short-sale, forward, option, collar, etc.).

Supplemental Executive Retirement Benefits

        The Company's unfunded Supplemental Executive Retirement Plan ("SERP") is designed to make up for the limitations imposed by the Internal Revenue Code on profit sharing and matching contributions under the Company's tax-qualified 401K Plan and provide additional income deferral opportunities consistent with the practice of peer companies. Plan details are provided in the narrative to the "Nonqualified Deferred Compensation" table on page 48.

Perquisites and Executive Benefits

        The Company's overall value proposition is to offer a package that emphasizes long-term contribution and stability rather than extra benefits, particularly benefits not available to a broader employee population. The NEOs receive the same medical, dental, vision, employee discount and 401(k) benefits the broader associate population. The perquisites provided to NEOs are available to other executives in the Company including:

  •
  An Executive Life Insurance Program providing coverage equal to two times annual base salary;

  •
  Transportation/commuting expense allowances;

  •
  Clothing allowance; and

  •
  Financial counseling.

        In addition, the Company leases an apartment in New York City for Mr. McComb's personal use. The value associated with this apartment is reported in the Summary Compensation Table under All Other Compensation. Additionally, along with the July 2009 renewal of Mr. McComb's employment agreement, the Company purchased disability insurance that began in 2009 and provides 100% of base salary to Mr. McComb in the event of his disability, with annual premiums paid directly by the Company.

        Beginning in 2009, any perquisites for executive officers have been provided on a taxable basis, including Mr. McComb's apartment, and no tax gross up payments have been provided, with the exception of expatriate assignment and relocation allowances and payments made consistent with the Company's policies in place for the broader employee population. Mr. Jones received a tax gross-up for relocation assistance under the Company's executive relocation policy in 2011 as well as non-taxable relocation benefits which have been reported. A supplemental table outlining All Other Compensation amounts in greater detail can be found following the "Summary Compensation Table" on page 43.

Severance and Change-in-Control ("CIC") Agreements

        In 2009, the Compensation Committee reached an agreement to extend Mr. McComb's employment agreement. Mr. McComb is provided with a change-in-control arrangement under his Executive Termination Benefits agreement and has severance provisions as part of his Severance Benefit Agreement. For detailed description and a discussion of Mr. McComb's arrangements, please see the "Narrative Description of 2012 Compensation and Equity Awards" on page 45.

        The other NEOs have Executive Severance Agreements ("ESAs") that went into effect in January 2011. The Compensation Committee determined that these severance agreements would aid in retention of key executives during the Company's continued execution of the turnaround, and made changes to these new agreements which replaced those expiring in December 2010.

        The Compensation Committee reviewed competitive severance and change-in-control practices in 2010 to ensure the agreements were consistent with industry and Fortune 500 company practices, and to also reflect the business circumstances of the Company. Based on the competitive review and on-going review of governance trends and applicable legal and regulatory changes, the Compensation Committee believes all its current agreements with the NEOs are within competitive practice and comply with all applicable regulatory requirements. Further, these agreements incorporate additional features such as a reduced severance benefit in the event of a documented performance-based termination, expanded definitions of Cause and more limited definitions of Good Reason. All agreements include "double-trigger" change-in-control and clawback provisions.

        These agreements are designed to encourage continued attention and dedication to the executive's duties in the face of potential distractions, such as concern over future employment. The initial term of these agreements was set to expire on December 31, 2012, or earlier if the executive was terminated before December 31, 2012. In March 2012, the definition of a double-trigger change-in-control was further clarified within the ESAs, the group of companies subject to non-compete was updated to reflect changes in the Company's size and business model, and the term of the 2011 ESAs was extended for one-year. The initial term of the agreements will now expire on December 31, 2013, or earlier if the executive is terminated before December 31, 2013, and will then automatically renew each year following 2013.

Other Change-in-Control Provisions

        All stock-based awards have been granted pursuant to one of the stockholder-approved stock incentive plans. Certain of the stock-based awards currently outstanding were granted under the 2000 and 2002 Stock Incentive Plans and include single-trigger change-in-control provisions, whereby any unvested restricted stock or options vest upon the consummation of a change-in-control, as defined in such plans. The 2005 Stock Incentive Plan reflects the Company's adoption of "double-trigger" change-in-control provisions, whereby any unvested restricted stock or options would vest only upon both a change-in-control and a termination of employment of a participant in the Stock Incentive Plan, as defined in such Plan.

        The stock option grants approved in March 2012 were granted with "double-trigger" change-in-control provisions reflecting the February 2011 Compensation Committee approval of a new form of agreement for option grants which includes "double-trigger" change-in-control provisions regardless of the Stock Plan from which the shares have been granted.

        The Company chose to institute a "double trigger" mechanism because we believe that executives are only materially harmed if a change-in-control results in termination without Cause or termination by the executive for Good Reason. The use of a "single trigger" could result in significant payments even if the executive's position, responsibilities, and compensation were unaffected. The Company chooses to provide vesting following a Good Reason termination because we believe that such a termination is conceptually the same as an actual termination by the Company without Cause, and because we believe that potential acquirers would otherwise have an incentive to constructively terminate NEOs to avoid paying severance.

Tax and Accounting Considerations

Tax Considerations

        The Compensation Committee attempts to structure compensation for executive officers that is tax deductible to the Company to the extent feasible and takes the tax deductibility of compensation into account when making compensation decisions.

        When it reviews compensation matters, the Compensation Committee considers the anticipated tax and accounting treatment of various payments and benefits to the Company and, when relevant, to the executive. Internal Revenue Code Section 162(m) ("Section 162(m)") limits to $1 million the annual tax deduction for compensation paid to each of the chief executive officer and the three other highest paid executive officers employed at the end of the year (other than the chief financial officer). However, compensation that does not exceed $1 million during any fiscal year or that qualifies as "performance-based compensation" (as defined in Section 162(m)) is deductible. The Compensation Committee considers these requirements when designing compensation programs for named executive officers. Although the Company has plans that permit the award of deductible compensation under Section 162(m), the Compensation Committee does not necessarily limit executive compensation to the amount deductible under that provision. Rather, it considers the available alternatives and acts to preserve the deductibility of compensation to the extent reasonably practicable and consistent with its other compensation objectives. Although most of the Company's plans are designed to qualify for deductibility under Section 162(m), in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for the named executive officers or for other reasons.

        The Compensation Committee took into account that the following compensation may not be fully deductible when paid:

  •
  Mr. McComb's base salary over $1 million; and

  •
  Certain payments in the event of a change-in-control.

        The vesting of the Company's stock awards is currently structured to accelerate in the event of a change-in-control and qualifying termination of employment. This acceleration could contribute to potential excess parachute payments.

Accounting Considerations

        Stock options, restricted stock, and performance shares are accounted for based on their grant date fair value, as determined under FASB ASC Topic 718 (see Note 1 "Basis of Presentation and Significant Accounting Policies—Share Based Compensation" and Note 13 "Share-Based Compensation" in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2012). Because the performance shares include financial performance conditions, the compensation cost of the awards will be reversed if the performance conditions are not met or the employee does not remain employed by the Company throughout the performance period.

Compensation Risk Assessment

        We believe that our compensation programs appropriately balance risk and the achievement of long-term and short-term goals, without encouraging unnecessary or excessive risk taking. In 2012, the Company and the Compensation Committee engaged in a formal Risk Assessment process with the assistance of the Compensation Committee's independent compensation consultant. This process included a full inventory of incentive plans, a review of potential risks and factors mitigating such risks, as well as a review of the enterprise risks associated with the Company's compensation practices and programs.

Clawback Policy

        The Company adopted a formal policy regarding the adjustment or recovery of any awards made under the 2010 162(m) plan in connection with a restatement or adjustment of financial statements, or an error in calculating performance achieved that would otherwise have resulted in a change to the size of an award or payment. To the extent necessary, the Company's policy for the adjustment or recovery of awards will be revised to comply with changes to legislative requirements.

        While the Company has not experienced any situations or occasions that would result in a reduction in the size of the award or payment, the plan allows the Compensation Committee to assess the circumstances relating to adjustments or changes in performance and take such legally permissible actions as it believes to be appropriate to correct award sizes appropriately.

BOARD COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement to be delivered to stockholders and in the Company's Annual Report on Form 10-K for 2012.

ARTHUR C. MARTINEZ (Chair)
LAWRENCE S. BENJAMIN
RAUL J. FERNANDEZ
DOREEN A. TOBEN

        The foregoing Board Compensation Committee Report does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation for services in all capacities for the 2012 fiscal year of the Principal Executive Officer, the Principal Financial Officer, and the other three most highly compensated executive officers of the Company serving as such as of December 29, 2012, the former Principal Financial Officer and one former executive officers who would have been among the other three most highly compensated executive officers had he not separated from the Company during the 2012 fiscal year (each a "Named Executive Officer" and collectively, the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Earnings ($)	All Other Compensation ($)(4)	Total ($)
William L. McComb	2012	1,300,000	0	4,567,500	2,190,000	0	0	177,562	8,235,062
PEO,	2011	1,300,000	0	0	2,047,504	1,950,000	0	151,584	5,449,088
Chief Executive Officer	2010	1,300,000	0	2,154,495	2,703,898	400,000	0	158,468	6,716,861
George Carrara	2012	363,374	0	817,200	430,200	0	0	592	1,611,365
PFO,
EVP, Chief Operating Officer and
Chief Financial Officer
Nicholas Rubino	2012	500,000	0	456,750	219,000	0	0	20,322	1,196,072
SVP, Chief Legal Officer, General	2011	500,000	0	616,548	204,750	375,000	0	19,395	1,715,693
Counsel and Secretary	2010	493,750	0	414,995	377,490	75,000	0	20,746	1,381,981
John Moroz	2012	375,000	75,000	152,250	73,000	0	0	22,896	698,146
SVP, Global Operations	2011	352,662	0	0	54,600	100,000	0	22,896	530,158
Robert Vill	2012	367,396	25,000	152,250	73,000	0	0	14,386	632,032
Interim PFO,
Interim Chief Financial Officer and
SVP, Finance and Treasurer
Andrew C. Warren	2012	161,987	0	2,466,230	3,386,509	0	0	7,250,938	13,265,664
Former PFO,	2011	700,000	0	957,222	819,002	700,000	0	28,447	3,204,671
Former EVP, Chief Financial Officer	2010	700,000	0	772,835	1,170,809	140,000	0	40,892	2,824,536
Evon Jones	2012	344,631	0	138,750	73,000	0	0	1,353,103	1,909,484
SVP, Chief Information Officer	2011	425,000	0	0	81,900	53,000	0	36,903	596,803

(1)
Includes amounts deferred under the Company's unfunded Supplemental Executive Retirement Plan (the "SERP") and the Company's 401(k) Savings and Profit-Sharing Plan (the "Savings Plan").

(2)
The 2012 Bonus reported includes a special project completion bonus for Mr. Vill that was delivered to him before he was appointed a named executive officer. For Mr. Moroz, the amount includes a special project completion bonus which was agreed upon prior to his being appointed a named executive officer.

(3)
Amounts reflect the grant date fair value of awards granted in each applicable fiscal year. Amounts are determined in accordance with FASB ASC Topic 718.

(4)
The amounts reported in column "All Other Compensation" for fiscal 2012 include (i) profit-sharing contributions under the Savings Plan (which are determined by the Company's Board of Directors based on the Company's performance, subject to limitations on the contribution amount under IRS regulations); (ii) matching contributions under the Savings Plan (which are equal to 50% of the participant's contribution up to 6% of salary, subject to limitations under the IRS regulations); (iii) the full amount of premiums paid by the Company for universal life insurance coverage under the Company's Executive Life Insurance Program under which each participant is entitled to cash surrender under the policy, providing coverage equal to two times annual base salary; (iv) severance payments; (v) taxable gifts; and (vi) perquisites and other personal benefits.

(5)
Mr. Carrara was appointed as Executive Vice President, Chief Financial Officer and Chief Operating Officer effective April 2, 2012.

(6)
Mr. Vill was promoted to SVP, Finance and Treasurer effective April 2, 2012. He served as our Interim Chief Financial Officer from March 16, 2012 through April 2, 2012. Prior to that, Mr. Vill served as VP, Finance and Treasurer, a position he had held since 2005.

(7)
Mr. Warren separated from the Company effective March 16, 2012. Mr. Warren exercised stock options in 2012 accounting for the majority of his other compensation in 2012. Please see the detailed listing following for more information.

(8)
Mr. Jones separated from the Company effective October 24, 2012. Please see the detailed listing of Other Compensation following for more information.

(9)
Mr. Vill received special bonuses in 2012 in recognition of his work on the Company's bond issuance and support of the successful sale of several Company business units. These bonuses were made prior to his appointment as an Executive Officer and the Interim Chief Financial Officer for the Company.

(10)
Mr. Moroz received a special bonus in 2012 as a result of the achievement of certain distribution-related milestones which were established prior to his appointment as an Executive Officer and was paid in accordance with his prior compensation arrangements as VP, Logistics and Distribution.

(11)
The Compensation Committee delivers long-term incentive compensation for the Executive Officers through annual non-qualified stock options and a biennial performance share program. Please see the CD & A beginning on page 20 for a more detailed discussion.

(12)
Mr. Warren exercised stock options in 2012 accounting for the majority of his other compensation in 2012. Mr. Jones received relocation benefits under the Company's executive relocation program, had restricted stock units vest and exercised stock options prior to their expiration following his termination all of which have been included in Other Compensation for 2012. Please see the detailed listing following for more information regarding the elements included in Other Compensation for all executives.

All Other Compensation Detail

	Profit Sharing	Savings Plan Matching	Company SERP	Financial Counseling Fees(a)	Housing (b)	Transportation (c)	Clothing Allowance (d)	Taxable Gift(e)	Legal Fees Paid	Executive Life	Suppl Life	Disability (f)	Relocation (g)	Stock Option Exercise	Severance (h)	Total
William McComb	—	8,750	—	12,800	86,000	—	8,839	—	—	11,171	4,002	46,000	—	—	—	177,562
George Carrara	—	—	—	—	—	—	592	—	—	—	—	—	—	—	—	592
Nicholas Rubino	—	8,750	—	—	—	—	1,770	1,819	—	3,982	4,002	—	—	—	—	20,322
John Moroz	—	8,750	—	1,280	—	—	1,751	1,819	—	5,294	4,002	—	—	—	—	22,896
Robert Vill	—	8,750	—	—	—	—	1,205	1,970	—	961	1,500	—	—	—	—	14,386
Andrew Warren	—	2,188	—	4,000	—	2,013	—	10,757	—	2,020	—	—	—	7,229,960	—	7,250,938
Evon Jones	—	8,750	—	2,133	—	—	2,414	2,164	—	2,981	1,929	—	328,314	366,917	637,500	1,353,103

(a)
The amount indicated represents the cost to the Company for financial advisory services provided to the executive by a third-party financial consultant.

(b)
For Mr. McComb, "Housing" reflects the cost to the Company for an apartment that the Company leases in New York City for Mr. McComb's use.

(c)
For Mr. Warren, "Transportation" represents an allowance provided to offset car and parking expenses.

(d)
The amount indicated the actual clothing allowance utilized (based on prices which are net of the usual discount offered to all Company employees for the purchase of Company products).

(e)
The amounts reported reflect the value of holiday gifts purchased by the Company for the executive in conjunction with a Company-sponsored celebration. The amount reflects the full market value paid by the Company for each item, which has been included in the executives' taxable income.

(f)
The amount reported represents the cost to the Company for the annual premium paid to provide Mr. McComb's disability benefit.

(g)
The amount reported represents relocation expenses for Mr. Jones paid in 2012. Mr. Jones' relocation package was governed by the Company's relocation policy, on similar terms as are available to other executives. Additional details regarding these benefits are included in a table following.

(h)
For Mr. Jones, "Severance" represents cash severance payments provided for at the time of separation from the Company. Amounts were determined in accordance with his Executive Severance Agreement with the Company.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
							Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value for Stock and Options Awards
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
William L. McComb	3/1/2012	93,750	375,000	843,750				4,567,500
	3/1/2012					375,000	11.10	2,190,000
George Carrara	5/1/2012	15,000	60,000	135,000				817,200
	5/1/2012					60,000	13.62	430,200
Nicholas Rubino	3/1/2012	9,375	37,500	84,375				456,750
	3/1/2012					37,500	11.10	219,000
John Moroz	3/1/2012	3,125	12,500	28,125				152,250
	3/1/2012					12,500	11.10	73,000
Robert Vill	3/1/2012	3,125	12,500	28,125				152,250
	3/1/2012					12,500	11.10	73,000
Andrew Warren(1)(2)	3/16/2012				192,600			2,349,720
	3/16/2012				9,550			116,510
	3/16/2012					117,500	7.10	599,250
	3/16/2012					112,500	4.40	877,500
	3/16/2012					112,500	4.97	813,375
	3/16/2012					150,000	5.06	1,071,000
Evon Jones	3/1/2012	3,125	12,500	28,125				138,750
	3/1/2012					12,500	11.10	73,000

(1)
On January 3, 2012 the Compensation Committee, approved the acceleration of certain outstanding unvested stock awards in connection with Mr. Warren's termination of employment in light of his contributions to several Company initiatives in 2011 and early 2012, to be effective upon his termination from the Company on March 16, 2012.

(2)
The grant date fair value of Mr. Warren's restricted stock awards reported above is the Company's share price of $12.20 as of Mr. Warren's separation date of March 16, 2012 multiplied by the number of shares accelerated upon his separation. The grant date fair value of stock options reported above is the difference between the Company's share price of $12.20 as of Mr. Warren's separation date and the share price as of the date of the original option grant, multiplied by the number of options accelerated upon his separation.

Narrative Description of 2012 Compensation and Equity Awards.

Salary, Bonus and Non-Equity Incentive Compensation.

        For a discussion of 2012 salary and bonus compensation for the NEOs, see the Compensation Discussion and Analysis, above.

Equity Awards.

        Options.    In March 2012, options to purchase shares of Common Stock were granted by the Compensation Committee to the NEOs. All options granted become exercisable 25% on the first and second anniversaries of grant and 50% on the third anniversary of grant, subject to earlier vesting upon a termination of employment following a change-in-control.

        Under the Stock Option Award agreements, a change-in-control occurs if: (i) any person acquires 35% or more of the then outstanding shares of Common Stock; (ii) the election or appointment during any 12 month period of a majority of directors not endorsed by a majority of the board members in place prior to such election or appointment; or (iii) the sale of all or substantially all of the assets of the Company. These options expire on the seventh anniversary of grant, subject to earlier expiration upon or following termination of employment.

Stock Options and Awards Vested in 2012

	Stock Options		Stock Awards
	Number of Shares Exercised	Value Realized on Exercise	Number of Shares Vested	Value Realized on Vesting
William McComb	—		—
George Carrara	—		—
Nicholas Rubino	—		—
John Moroz	—		—
Robert Vill	—		2,500	24,450
Andrew Warren	985,000	7,229,960	202,150	2,466,230
Evon Jones	47,500	366,917	62,500	70,823

Change in Pension Value and Nonqualified Deferred Earnings.

        For a discussion of nonqualified deferred compensation, see discussion below.

All Other Compensation.

        For a discussion of perquisites and executive benefits, see the Compensation Discussion and Analysis and footnote 4 to the Summary Compensation Table, above.

Employment Agreements.

        William L. McComb.    On July 14, 2009, the Board of Directors of the Company approved, and entered into, a Severance Benefit Agreement (the "SBA") with the Company's Chief Executive Officer, William McComb. This agreement is deemed to extend and renew Mr. McComb's term of employment and supersedes and replaces Mr. McComb's existing Employment Agreement, dated as of December 24, 2008 (the "Former Employment Agreement"), which was terminated as of July 14, 2009. The initial term of the SBA was for three years. Each month after the effective date of July 14, 2009, the term will automatically be extended for an additional month, absent notice of non-renewal by either party.

        Under the SBA, in the event Mr. McComb's employment is terminated by the Company without cause or by him for good reason, the Company will generally be obligated to pay Mr. McComb a lump sum equal to the sum of two times his then-current annual base salary and two times his target annual bonus (which is 150% of his base salary by action of the Compensation Committee of the Board of Directors in 2009), a pro-rated annual cash bonus for the year of his termination (subject to the terms of the Company's bonus plan, based on actual Company performance for such year), and two years' continuation of medical, dental, vision and long-term disability benefits (which was increased by action of the Compensation Committee from 60% of base salary to 100% of annualized salary in 2009), and accelerated vesting of certain previously granted equity compensation, all subject to Mr. McComb's execution of a release in favor of the Company.

        The restrictive covenants contained in Mr. McComb's Former Employment Agreement, including the non-competition, non-solicitation, non-interference, proprietary information and confidentiality restrictions, remain in effect and are continued under the SBA. Specifically, Mr. McComb has agreed not to divulge the Company's confidential information at any time before or after his employment with the Company ceases. Additionally, Mr. McComb has agreed to non-competition, non-solicitation and non-disparagement covenants during his employment and for 18 months thereafter. In addition, the

SBA provides for a potential clawback of compensation paid to Mr. McComb under certain circumstances.

        Also subsequent to executing the SBA, the Company agreed to provide Mr. McComb with disability coverage equal to 100% of his base salary in effect at the time of his disability, and purchased a policy to provide such coverage pursuant to the agreement at the Company's cost for annual premiums. This premium cost has been included as an item in the All Other Compensation section of the Summary Compensation Table, and is detailed on page 43 above.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table provides information regarding individual outstanding unvested equity awards granted to the PEO, PFO and other Named Executive Officers (other than Messrs. Warren and Jones who were not NEO's as of December 29, 2012):

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Grant Date	Option Exericse Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William L. McComb	185,200	0	11/6/2006	$41.78	11/6/2013	0	0	433,500	5,397,075
PEO	63,150	0	11/6/2006	$50.14	11/6/2013			375,000	4,668,750
	348,370	0	7/13/2007	$36.65	7/13/2014
	325,000	0	4/1/2008	$19.43	4/1/2015
	150,000	0	12/1/2008	$2.11	12/1/2015
	150,000	0	3/16/2009	$1.77	3/16/2016
	150,000	0	6/1/2009	$4.81	6/1/2016
	150,000	0	9/1/2009	$4.11	9/1/2016
	262,500	262,500	3/1/2010	$7.10	3/1/2017
	187,500	187,500	9/1/2010	$4.40	9/1/2017
	93,750	281,250	3/1/2011	$4.97	3/1/2018
	93,750	281,250	9/1/2011	$5.06	9/1/2018
	0	375,000	3/1/2012	$11.10	3/1/2019
George Carrara	60,000	0	5/1/2012	$13.62	5/1/2019	0	0	60,000	747,000
PFO
Nicholas Rubino	8,000	0	3/4/2004	$37.24	3/4/2014	114,600	1,426,770	83,500	1,039,575
	10,000	0	4/1/2008	$19.43	4/1/2015			37,500	466,875
	12,500	0	12/1/2008	$2.11	12/1/2015
	12,500	0	3/16/2009	$1.77	3/16/2016
	12,500	0	6/1/2009	$4.81	6/1/2016
	12,500	0	9/1/2009	$4.11	9/1/2016
	41,250	41,250	3/1/2010	$7.10	3/1/2017
	18,750	18,750	9/1/2010	$4.40	9/1/2017
	9,375	28,125	3/1/2011	$4.97	3/1/2018
	9,375	28,125	9/1/2011	$5.06	9/1/2018
	0	37,500	3/1/2012	$11.10	3/1/2019
John Moroz	8,000	0	4/1/2008	$19.43	4/1/2015	0	0	13,500	168,075
	5,000	0	12/1/2008	$2.11	12/1/2015			12,500	155,625
	5,000	0	3/16/2009	$1.77	3/16/2016
	5,000	0	6/1/2009	$4.81	6/1/2016
	5,000	0	9/1/2009	$4.11	9/1/2016
	5,000	5,000	3/1/2010	$7.10	3/1/2017
	5,000	5,000	9/1/2010	$4.40	9/1/2017
	2,500	7,500	3/1/2011	$4.97	3/1/2018
	2,500	7,500	9/1/2011	$5.06	9/1/2018
	0	12,500	3/1/2012	$11.10	3/1/2019
Robert Vill	8,000	0	4/1/2008	$19.43	4/1/2015	2,500	31,125	12,500	155,625
	3,250	0	12/1/2008	$2.11	12/1/2015
	3,250	0	3/16/2009	$1.77	3/16/2016
	3,250	0	6/1/2009	$4.81	6/1/2016
	3,250	0	9/1/2009	$4.11	9/1/2016
	2,500	7,500	3/1/2011	$4.97	3/1/2018
	2,500	7,500	9/1/2011	$5.06	9/1/2018
	0	12,500	3/1/2012	$11.10	3/1/2019

Non-qualified Deferred Compensation

        The following table reflects information concerning the Company's unfunded Supplemental Executive Retirement Plan (the "SERP"). The SERP permits eligible employees to defer on a pre-tax basis receipt of up to 50% of their salary and their entire annual cash incentive bonus. In addition, the Company may make contributions to the executive's SERP account to make up for the limitations imposed by the IRS on Company profit sharing and matching contributions under the Savings Plan.

        The SERP provides for notional investment options for participants, including mutual funds and the Company's Common Stock, whereby a participant's account is credited with the rate of return realized by the participant's designated investments. No actual investments in shares of stock are purchased by or on behalf of the participant.

        SERP participants can elect to receive a distribution from their SERP accounts either at their retirement or at a date at least three years after the date the amount was deferred, subject to the right to elect to postpone such distribution. Distributions are also made upon the occurrence of certain events, including death, or in the event of a financial emergency.

Non-qualified Deferred Compensation Table

	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY (S)	Aggregate Withdrawals / Distributions Last FY (S)	Aggregate Balance @ last FYE ($)
William L. McComb	0	0	5,796	0	62,972
George Carrara	0	0	0	0	0
Nicholas Rubino	25,000	0	2,402	0	35,538
John Moroz	0	0	41	3,100	3,059
Robert Vill	0	0	827	0	6,682

Severance and Change-In-Control Arrangements

Agreements with William L. McComb.

        In addition to the SBA described above, on July 14, 2009, the Company also entered into a second amended and restated Executive Termination Benefits Agreement (the "Amended and Restated ETBA") between Mr. McComb and the Company. The Amended and Restated ETBA, which was already in effect and provides for payments in the event Mr. McComb's employment is terminated by the Company without Cause or by him for good reason following a change in control, reflects technical, non-substantive conforming revisions to conform to the replacement of Mr. McComb's Former Employment Agreement with the SBA.

        Executive Termination Benefits Agreement.    If, during the three years following a "Change-in-Control" of the Company (or following a "Potential Change-in-Control," both terms as defined in the Executive Termination Benefits Agreement), Mr. McComb's employment is terminated without "Cause" or by him for "Good Reason" (both terms as defined below, and such terminations, "Covered Terminations"), the Company will pay Mr. McComb an amount equal to (i) three times the sum of his annual base salary plus his average annual bonus; (ii) any earned but unpaid bonus as of the termination of his employment; and (iii) a pro-rata bonus for the number of months Mr. McComb was employed during the fiscal year in which his employment was terminated. Additionally, in the event of a "Covered Termination" (i) the Company will provide Mr. McComb and his dependents with life, medical, dental, health, and disability insurance benefits for three years at least equal, in type and level, to those Mr. McComb and his dependents were receiving immediately prior to termination; (ii) all unvested amounts, if any, under the Company's SERP will become fully vested; and (iii) all outstanding equity awards granted to Mr. McComb under any of the Company's stock incentive plans will become immediately fully vested.

        "Good Reason" includes: (i) failure to elect or re-elect Mr. McComb to the same or substantially equivalent offices or positions held with the company prior to the Change-In-Control; (ii) a significant adverse change in the nature of scope of the authorities, powers, functions, duties or responsibilities attached to his position prior to the Change-In-Control; (iii) failure to pay salary or other monies owed, or a material reduction of the base salary or bonus target prior to a Change-In-Control without consent; (iv) relocation of the executive more than fifty (50) miles from the Company's offices at which Mr. McComb was based prior to the Change-In-Control; (v) failure to continue to provide or to replace any benefits or any then ongoing compensation plan in effect prior to a Change-In-Control that is material to Mr. McComb's total compensation opportunity, including any stock incentive plan; (vi) Company's failure to obtain an agreement from its successor to perform Company's obligations under the Executive termination benefits agreement; and (vii) any termination not in accordance with the terms of the Employment Agreement.

        "Cause" includes: (i) the willful and intentional failure or refusal by Mr. McComb to perform any material duties, responsibilities or obligations; (ii) any willful or intentional act of fraud, including misrepresentation, theft, embezzlement, dishonesty or moral turpitude ("Fraud"); (iii) conviction of a felony, or conviction of a misdemeanor involving Fraud; and (iv) Mr. McComb's inability to perform his material duties, responsibilities or obligations due to his physical or mental incapacity.

        A "Change-In-Control" occurs if: (i) any person becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act, as amended from time to time) of 25% or more of (A) the then outstanding shares of Common Stock or (B) the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; (ii) if the incumbent board as of October 13, 2006 (the "2006 Incumbent Board") ceases to constitute a majority of the Board, without the approval of two-thirds of the 2006 Incumbent Board, subject to certain exceptions; (iii) consummation of a reorganization, merger or consolidation of the Company, subject to certain exceptions; (iv) sale of all or substantially all of the assets of the Company, subject to certain exceptions; or (v) the stockholders approve a complete liquidation or sale of the Company.

        A "Potential Change-In-Control" occurs if (i) the Company enters into an agreement which would result in the occurrence of a Change-in-Control; (ii) a public announcement is made (including by the Company) of an intention to take or to consider taking actions which if consummated would constitute a Change-in-Control; or (iii) the Board adopts a resolution to the effect that, for purposes of the executive termination benefits agreement, a Potential Change-in-Control has occurred; provided that the Board is not precluded from adopting a resolution to the effect that for purposes of termination benefits agreement, it is the good faith opinion of the Board that a Potential Change-in-Control has been abandoned and that a Potential Change-in-Control no longer exists.

        To the extent any of the payments described in the Executive Termination Benefits Agreement subject Mr. McComb to the excise tax imposed by Section 4999 of the IRS Code (so called "golden parachute" excise taxes), the Company has agreed to pay Mr. McComb an additional amount such that he would be in the same after-tax position as he would have been had no excise tax been imposed. Notwithstanding the preceding sentence, no additional payments will be made by the Company if the payments to Mr. McComb do not exceed the lesser of (i) 105% of three times his "base amount" (as defined in the IRS Code), or (ii) $250,000 plus three times his "base amount." In such an instance, the other payments to Mr. McComb will be reduced so that no excise tax is imposed on Mr. McComb.

        Following is a table indicating potential payments to Mr. McComb if his employment were to have been terminated on December 31, 2012. The amount indicated for Options for which vesting would have been accelerated was calculated based on the difference between the exercise price of the applicable stock option and the closing price of the Company's common stock on December 31, 2012, $12.45 (the "December 31 Price"). All values are incremental for each termination scenario.

William L. McComb

	Good Reason / No Cause	Death	Disability	Change-of- Control(1)
Cash	8,255,000	0	0	7,225,000
LTD Benefit	0	0	6,500,000	0
Options	0	7,602,188	7,602,188	7,602,188	(1)
Restricted Stock	0	0	0	1,556,250
Health and other Benefits	182,248	44,124	44,124	273,371
Tax Benefit	0	0	0	8,759,298	(1)

(1)
The value of potential payments, including the estimated value of Mr. McComb's Tax Benefit, appearing in the table above were calculated based on the total intrinsic value of Mr. McComb's outstanding and unvested Options as of December 31, 2012. In the event of an actual Change-of-Control, the actual Tax Benefit under his agreement would have been calculated under "Q&A 24(c)" pursuant to the regulations promulgated under Code Section 280G rather than the total intrinsic value of unvested stock options as reported in the table above, resulting in an estimated Option value for 280G purposes of $793,987 and a corresponding total Tax Benefit of $4,587,024.

Agreements with the other Named Executive Officers.

        Executive Severance Agreements.    During 2011, the Company entered into severance agreements with each of Andrew Warren, Nicholas Rubino, Evon Jones, Robert Vill and John Moroz, providing that in the event that any of such officer's employment is terminated by the Company during the term of the agreement, other than for cause, death or disability, or by such officer for certain specified reasons, then such officer shall be entitled to receive, in lieu of any other cash severance payment and in exchange for a release of all claims against the Company, a lump sum payment equal to the sum of two times (i) the officer's then current annual base salary and (ii) an amount equal to the officer's then target annual bonus, as well as continued health and welfare benefits for six months following such a termination. These agreements also subject the officer to certain non-competition and non-solicitation provisions. If necessary to prevent such officer from being subject to tax under Section 409A of the Internal Revenue Code, any payments made under the severance agreement will not be paid until six months after employment termination. As part of the agreement, each such executive is subject to non-competition and non-solicitation covenants during the officer's employment term and for 18 months thereafter, and a non-disparagement covenant.

        "Cause" is defined as (i) the Executive's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from the Executive's incapacity due to physical or mental illness or other reasons beyond the control of the Executive), and which failure or refusal results in demonstrable direct and material injury to the Company; (ii) any willful or intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company; (iii) the Executive's conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; or (iv) the Executive's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company.

        "Good Reason" as defined in the agreement includes: (1) The Executive experiences a material diminution in duties or responsibilities, without the Executive's consent (provided that a change in reporting structure shall not be deemed a diminution in duties or responsibilities); (2) The Company moves its principal executive offices by more than 100 miles (provided that such move increases the Executive's commuting distance by more than 100 miles); (3) a material reduction in the Executive's base salary; or (4) a material breach by the Company of any of its material obligations under any employment agreement between the Executive and the Company then in effect; provided, however, that no event or condition shall constitute Good Reason unless (x) the Executive gives the Company a written notice of termination for Good Reason no fewer than 30 days prior to the date of termination and not more than 90 days after the initial existence of the condition giving rise to Good Reason, and (y) the grounds for termination (if susceptible to correction) are not corrected by the Company within 30 days of its receipt of such notice.

        In addition, the 2011 Executive Severance Agreements provide for a performance-based termination. "Performance-Based Termination" as defined in the agreement states that the Company may terminate the Executive's employment based on performance ("Performance-Based Termination"). To constitute a Performance-Based Termination, the Executive must receive a written warning setting forth the performance deficiency and be afforded the opportunity to cure performance for a period of 60 days following the date of the written warning. Following the 60-day cure period, if the Company determines that the Executive's performance has not improved, the Company shall notify the Executive in writing of the Performance-Based Termination and the Executive shall have the opportunity to appeal the Performance-Based Termination to the Board within two (2) business days following the date of the Company's notice of termination. Any determination by the Board shall be final and binding. Upon a Performance-Based Termination, then such officer shall be entitled to receive, in addition to accrued salary, (i) up to 52 weeks of salary continuation at the officer's then current annual base salary and (ii) a pro-rated bonus in an amount equal to the Company's actual performance as determined pursuant to the provisions of the relevant bonus plan in the performance year of termination, prorated for the number of months the officer was employed during the performance year, payable when other annual performance bonuses are paid, as well as continued health and welfare benefits for up to 26 weeks following such termination.

        In March 2012, Messrs. Rubino, Jones, Vill and Moroz entered into new Executive Severance Agreements which replaced and superseded the 2011 Executive Severance Agreements. The new agreements are substantially similar to the 2011 Executive Severance Agreements, except they: (i) clarify that there is no termination under the agreement in the case of an asset sale (which may or may not be a change-in-control event) where the NEO receives a comparable job offer from the purchaser; (ii) clarify payments in a performance-based termination are capped at the maximum amount payable pursuant to a "separation pay plan" for separation pay due to involuntary separation from service as set forth in Section 409A of the Internal Revenue Code; (iii) update the group of companies subject to the non-compete to reflect changes to the Company's size and business model; and (iv) revise the initial term of the agreement to expire December 31, 2013, with automatic renewal for one year terms if not otherwise terminated, among other changes. Upon his appointment to the position of EVP, Chief Financial Officer and Chief Operating Officer, Mr. Carrara received an Executive Severance Agreement.

        Stock Options.    Each of Messrs. Carrara, Rubino, Vill and Moroz were previously awarded options to purchase Company stock which vest in the event of an employment termination following a change-in-control.

        Following are tables indicating potential payments to Messrs. Carrara, Rubino, Vill and Moroz if employment were to have been terminated on December 31, 2012. These potential payments reflect the benefits provided under the Executive Severance Agreements.

        The amount indicated for the Restricted Stock for which vesting would have accelerated on December 31, 2012 was calculated based on the December 31 Price. The amount indicated for Options for which vesting would have accelerated on December 31, 2012 was calculated based on the difference between the exercise price of the applicable stock option and the December 31 Price. These amounts reflect the full intrinsic value of the accelerated awards. Under the terms of the Executive severance Agreements, Messrs. Carrara, Rubino, Vill and Moroz would have been subject to a reduction in the payment of cash severance in the event of a double-trigger change in control equal to the total excess parachute value calculated in accordance with Code Section 280G.

George Carrara

	Good Reason / No Cause	Death	Disability	Change-of- Control(a)		Performance- Based
Cash	1,750,000	0	0	1,750,000	(b)	500,000
Disability Benefit	0	0	900,000	0		0
Options	0	0	0	0		0
Restricted and Performance-based Stock	0	0	0	186,750		0
Health and other Benefits	9,658	0	9,658	9,658		9,658

Nicholas Rubino

	Good Reason / No Cause	Death	Disability	Change-of- Control(a)		Performance- Based
Cash	1,750,000	0	0	1,750,000	(b)	500,000
Disability Benefit	0	0	900,000	0		0
Options	0	0	0	840,469		0
Restricted and Performance-based Stock	1,426,770	0	0	1,582,395		1,426,770
Health and other Benefits	19,682	16,796	19,682	19,682		19,682

John Moroz

	Good Reason / No Cause	Death	Disability	Change-of- Control(a)	Performance- Based
Cash	1,125,000	0	0	1,125,000	375,000
Disability Benefit	0	0	900,000	0	0
Options	0	0	0	195,400	0
Restricted and Performance-based Stock	0	0	0	51,875	0
Health and other Benefits	19,360	16,796	19,360	19,360	19,360

Robert Vill

	Good Reason / No Cause	Death	Disability	Change-of- Control(a)	Performance- Based
Cash	1,036,000	0	0	1,036,000	370,000
Disability Benefit	0	0	900,000	0	0
Options	0	0	0	159,525	0
Restricted and Performance-based Stock	0	0	0	83,000	0
Health and other Benefits	20,976	16,796	20,976	20,976	20,976

(a)
The tables above do not reflect the reduction in value of any cutback that would apply to each of the Named Executive Officers in the event of a change-of-control as may be required in accordance with their ESAs. Any applicable cutback would first be applied to cash severance payments and then to the value of accelerated equity until the total parachute payment equaled no more than the 280G limit or three times his 5-year average actual compensation.

(b)
The estimated cutback under these agreements for a double-trigger change-of-control occurring on December 31, 2012 would have been $508,658 for Mr. Carrara and $1,329,377 for Mr. Rubino. These amounts were estimated using the value for time-vested stock options for Mr. Rubino as calculated under "Q&A 24(c)" pursuant to the regulations promulgated under Code Section 280G rather than the total intrinsic value of unvested stock options as reported in the table above. Messrs. Moroz and Vill would not have been subject to any cutback in the scenarios illustrated above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

        The following table sets forth certain information concerning any person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of the Company's Common Stock, based on information provided by the stockholder as of December 31, 2012:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Wellington Management Company, LLP(1)	11,440,554	10.11%
75 State Street Boston,
Massachusetts 02109
BlackRock, Inc.(2)	8,402,968	7.43%
Barclays Global Investors, N.A.
40 East 52nd Street
New York, NY 10022
The Vanguard Group, Inc.(3)	8,322,834	7.35%
100 Vanguard Blvd.
Malvern, PA 19355
T. Rowe Price Associates, Inc.(4)	6,576,600	5.8%
100 E. Pratt Street
Baltimore, Maryland 21202

(1)
Based on information as of December 31, 2012, contained in an Amendment to Schedule 13G, dated February 14, 2013, filed with the SEC. by Wellington Management Company, LLP ("Wellington Management"). Wellington Management, in its capacity as investment advisor, may be deemed to beneficially own 11,440,554 shares of Common Stock, which are held of record by clients of Wellington Management. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of such securities.

(2)
Based on information as of December 31, 2012, contained in an Amendment to Schedule 13G, dated February 8, 2013, filed with the SEC. by BlackRock, Inc. ("BlackRock") shares indicated are held by BlackRock in trust accounts for the economic benefit of the following: BlackRock; BlackRock Advisors, LLC; BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Australia Limited; BlackRock Investment Management, LLC; BlackRock Japan Co. Ltd; BlackRock Asset Management Ireland Limited; BlackRock Asset Management Canada Limited; BlackRock Advisors (UK) Limited; BlackRock Investment Management (UK) Limited; and BlackRock International Ltd., in its capacity as investment advisor, may be deemed to beneficially own 7,058,910, shares of Company, which are held of record by clients of BlackRock.

(3)
Based on information as of December 31, 2012, contained in an Amendment to Schedule 13G, dated February 12, 2013, filed with the SEC. by The Vanguard Group, Inc. ("Vanguard"). According to the Amendment to Schedule 13G, (a) Vanguard Fiduciary Trust Company ("VFTC") a wholly-owned subsidiary of Vanguard, is the beneficial owner of 165,371 shares of Common Stock as a result of serving as investment manager of collective trust accounts, and (b) Vanguard Investments Australia, Ltd. ("VIA") a wholly-owned subsidiary of Vanguard, is the beneficial owner of 5,747 shares of Common Stock as a result of serving as investment manager of Australian investment offerings.

(4)
Based on information as of December 31, 2012, contained in a Schedule 13G, dated February 13, 2013, filed with the SEC by T. Rowe Price Associates, Inc. ("T.ROWE"), as an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. T.Rowe in its capacity as investment advisor, may be deemed to beneficially own 6,576,600 shares of Common Stock, which are held of record by clients of T.Rowe. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of such securities.

Directors and Executive Officers

        The following table sets forth, as of March 19, 2013, the number of shares of Common Stock (the Company's only voting security) beneficially owned by each Director, each Director nominee, each of the Named Executive Officers, and one former executive officer, and by all Directors, Director nominees and the executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
William L. McComb(3)	2,695,623	2.25%
Bernard W. Aronson(4)	108,901	*
Lawrence Benjamin(4)	38,793	*
Raul J. Fernandez(4)	110,728	*
Kenneth B. Gilman(4)	97,866	*
Nancy J. Karch(4)	114,331	*
Kenneth P. Kopelman(4)	108,040	*
Kay Koplovitz(4)	184,660	*
Arthur C. Martinez(4)	105,510	*
Doreen A. Toben(4)	58,835	*
George Carrara(5)	15,000	*
Nicholas Rubino(6)	212,807	*
Robert Vill(7)	43,846	*
John Moroz((8)	11,125	*
All current Directors and executive officers as a group (14 persons)(9)	3,906,065	3.26%

*
Less than 1%

(1)
Except as otherwise indicated below, the persons listed have advised the Company that they have sole voting power and sole investment power with respect to the securities indicated as owned by them. The amounts indicated assume the exercise of all stock options held by Directors and executive officers under the Company's stock option plans which are exercisable within 60 days after March 19, 2013 ("Exercisable Options").

(2)
Based on 119,916,159 shares outstanding as of March 19, 2013, plus shares issuable upon the exercise of Exercisable Options as noted.

(3)
Includes 2,609,220 shares issuable upon the exercise of Exercisable Options.

(4)
Includes shares acquired under the outside Directors' compensation program, receipt of which has been deferred under the Outside Directors' Deferral Plan as follows: Mr. Aronson: 31,460 shares; Mr. Benjamin: 38,793 shares; Mr. Fernandez: 2,488 shares; Mr. Gilman: 92,866 shares; Ms. Karch: 94,886 shares; Mr. Kopelman: 48,155 shares; Ms. Koplovitz: 165,885 shares; Mr. Martinez: 103,512 shares; and Ms. Toben 58,835 shares.

(5)
Comprised of 15,000 Exercisable options

(6)
Includes 206,750 shares issuable upon the exercise of Exercisable Options; excludes 114,600 retention shares which were granted in 2011 and which vest on July 1, 2013.

(7)
Includes 31,625 shares issuable upon the exercise of Exercisable Options.

(8)
Comprised of 11,125 exercisable options. Mr. Moroz's last day of employment by the Company was January 7, 2013.

(9)
Includes 2,873,720 shares issuable upon the exercise of Exercisable Options issued under the Company's stockholder-approved stock incentive plans, and other shares indicated as included in the foregoing footnotes.

 PROPOSAL 3—APPROVAL OF THE FIFTH & PACIFIC COMPANIES, INC.
2013 STOCK INCENTIVE PLAN

Background and Reasons for Adoption

        The Board of Directors, subject to approval by the Company's stockholders at the Annual Meeting, has adopted the Fifth & Pacific Companies, Inc. 2013 Stock Incentive Plan (the "2013 Plan"). The Board of Directors views the issuance of stock options and other equity-based awards to key individuals as necessary to attract and retain the services of the individuals essential to the Company's long term success. The purpose of the 2013 Plan, which continues the general purpose of the Company's previous stock incentive plans, is to enable the Company to continue to provide certain key individuals, upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business, with incentives to enter into and remain in the service of the Company (or a Company subsidiary or joint venture), to acquire or increase their proprietary interest in the success of the Company, to maximize their performance, and thereby enhance the long-term performance of the Company. It is anticipated that providing such persons with a direct stake in the Company assures a close identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf. The following description of the 2013 Plan is qualified in its entirety by reference to the full text of such Plan, which is set forth in the attached Appendix B.

        Under the Company's existing stock incentive plans (the Liz Claiborne, Inc. 2011 Stock Incentive Plan (the "2011 Plan"), as amended), as of January 1, 2013, approximately 5,846,975 shares of the Company's common stock, par value $1.00 per share ("Stock") were subject to outstanding options and approximately 1,678,350 shares of unvested restricted common stock were outstanding. As of January 1, 2013, approximately 259,235 shares of Stock remained available for future grants under the Company's existing stock incentive plans. Shares available for grant have been calculated to reflect that 1,115,500 shares are reserved for grants under long term incentive awards that will be paid in shares should performance metrics be achieved, certain directors have elected to defer their annual stock award and cash fees in shares. Consequently, on February 4, 2013, the number of shares remaining available for future grants under the Company's existing stock incentive plans is 219,862.

        To date, no awards have been granted under the 2013 Plan, but, as described below under "New Plan Benefits," some awards are scheduled to be granted in June 2013, subject to stockholder approval of the proposed 2013 Plan at the Annual Meeting.

General Description of the 2013 Plan

        Awards.    The 2013 Plan authorizes the grants of non-qualified stock options ("NQOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), shares of restricted stock, restricted stock units, shares of unrestricted stock and performance shares (collectively, NQOs, ISOs, SARs, restricted stock, restricted stock units, unrestricted stock and performance shares are referred to as "Awards"). Under the 2013 Plan, the Company may deliver authorized but unissued shares of Stock, treasury shares of Stock, and shares of Stock acquired by the Company for purposes of the 2013 Plan.

        Maximum Number of Shares.    Subject to adjustment as described below under "Certain Corporate Changes," a maximum of 9,500,000 shares of Stock are available for grants pursuant to Awards under the 2013 Plan and the maximum number of shares of Stock with respect to which any individual may be granted Awards during any one calendar year is 1,500,000 shares. In addition, a non-employee director may not be granted Awards in any calendar year that, in the aggregate, result in the Company recognizing an expense in excess of $500,000 in connection with the grant of such individual award.

        The following shares of Stock shall again become available for Awards: any shares subject to an Award that remain unissued upon the cancellation or termination of the Award for any reason; any shares of restricted stock that are forfeited, provided that any dividends paid on such shares are also forfeited; any shares in respect of which a stock appreciation right or a performance share award is settled for cash and any shares withheld upon exercise of a stock option to pay the exercise price or tax withholding.

        In addition, if the 2013 Plan is approved by stockholders, any remaining shares available (or subsequently forfeited or not issued under outstanding awards) under the stockholder approved Liz Claiborne, Inc. 2011 Stock Incentive Plan (including shares originally reserved under the Liz Claiborne, Inc. 2005 Stock Incentive Plan and the Liz Claiborne, Inc. 2002 Stock Incentive Plan) would also become available for award under the 2013 plan and subject to its provisions, as of the date of the annual stockholders meeting.

        Analysis of Maximum Number of Shares.    The Board of Directors and the Compensation Committee carefully considered the compensation needs of the Company as well as the Company's historical equity compensation practices in determining the number of shares to be subject to the 2013 Plan. This analysis included reviewing the Company's past equity compensation practices and assessing the number of shares likely to be needed for future grants. Semler Brossy, the Company's independent compensation consultants, assisted in the analysis.

        In the past three years, the Company has granted in the aggregate stock options with respect to approximately 5,142,500 shares and 2,607,300 restricted shares. Some of the restricted shares are subject to achievement of performance goals. A more detailed explanation of the Company's recent equity compensation practices is available in Note 14 to the Company's financial statements, in the Company's Form 10-K. The Compensation Discussion and Analysis, on page 20 of this Proxy Statement, discusses the Company's perspective on equity compensation.

        Based on the Company's past practices, the Board of Directors anticipates that the 2013 Plan, including both the 9,500,000 shares allocated to the 2013 Plan, as well as the shares remaining in the 2011 Plan will suffice for grants for the next four years. The Company has previously adopted stock incentive plans in 1992, 2000, 2002, 2005 and 2011, so that a 4-year horizon is consistent with the Company's past practice. Of course, the actual grants are within the discretion of the Compensation Committee and conditions in future years may warrant annual grants that are greater or lesser than those in previous years.

        The Company's compensation program for non-employee directors, as described on page 16 of this Proxy Statement does not, and historically has not, included equity awards other than the equity retainer included as part of the Director's annual compensation. As explained in that section of the Proxy Statement, a portion of a non-employee director's compensation is paid in shares of Stock and a director may elect to defer the receipt of cash components of his or her compensation for payment at a later date in shares of Stock. Nevertheless, since changed circumstances could justify additional grants in the future, the Board of Directors included in the Plan the ability to grant limited additional Awards to non-employee directors. In consultation with Semler Brossy, the Company's independent compensation consultants, the Board included in the Plan the ability to grant limited Awards, including annual equity retainer awards, to non-employee directors, up to an annual aggregate expense to the Company of $500,000 for each individual director award.

        Administration.    The 2013 Plan is administered by the Compensation Committee of the Board of Directors, or such other committee or subcommittee of the Board of Directors as the Board of Directors appoints or as is formed by abstention or recusal of one or more members of the Compensation Committee (the "Committee"). The Committee will consist of at least two individuals, both of whom meet the definition of (i) an "outside director" (within the meaning of Section 162(m) of the Internal Revenue Code (the "Code")), (ii) a "non-employee director" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934) and (iii) an independent director under the rules of any stock exchange on which the Company's Stock is listed and Section 952 of the Dodd-Frank Act. However, Awards under the Plan will not be invalidated if the Committee includes members who do not meet such definitions. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act as the Committee. The Committee or the Board of Directors may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Awards, other than such officer(s) themselves) who will receive Awards under the Plan, to the fullest extent permitted by the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant all Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code. The Committee determines the key persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award. The Committee also determines the exercise price, expiration dates and other material features of Awards. The Committee has the authority to interpret and construe any provision of the 2013 Plan and to adopt such rules and regulations for administering the 2013 Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the 2013 Plan or any Award.

        Eligibility.    Officers, non-employee directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures, as the Committee in its sole discretion shall select, are eligible to receive Awards under the 2013 Plan. As of January 1, 2013, the Company believes approximately 3,500 individuals are eligible to participate in the Plan. However, the granting of Awards is discretionary and it is not possible to determine how many individuals actually will receive Awards under the Plan. Traditionally the Company had granted equity awards to a much smaller group of individuals and the Company currently anticipates that Awards would be granted to no more than 300 individuals.

        Termination of Plan.    No performance share or other Award that is conditioned upon the achievement of performance goals may be granted under the 2013 Plan more than five years after the Board's adoption of the 2013 Plan and no Award that involves the issuance of Stock may be granted more than ten years after the Board's adoption of the 2013 Plan.

        Power to Amend, Suspend, Terminate.    The Board of Directors may, at any time, suspend or discontinue the 2013 Plan or revise or amend it in any respect whatsoever. However, no amendment shall be effective without the approval of the stockholders of the Company if it would increase the number of shares of Stock available for issuance under the 2013 Plan, materially increase the benefits under the 2013 Plan or if required by the stock exchange rules or if the Board determines that stockholder approval is necessary and appropriate so that Awards under the 2013 Plan may comply with Sections 422 or 162(m) of the Code. The Committee may, in its sole discretion, without amending the 2013 Plan, amend any Award to (i) accelerate the date on which any option or SAR becomes exercisable or otherwise adjust any of the terms of such option or SAR, (ii) accelerate the date on which any Award vests, (iii) waive any condition imposed with respect to any Award, or (iv) otherwise adjust any of the terms of any Award; provided, however, that no such amendment may directly or indirectly lower the exercise price of an option or SAR granted under the 2013 Plan. No amendment or modification to the 2013 Plan or any Award may reduce the grantee's rights or materially increase the grantee's obligations under any previously granted and outstanding Award without the consent of the grantee, except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Awards from being subject to the deduction limit of Section 162(m) of the Code or from being subject to tax under Section 409A of the Code or unless such amendment is in connection with certain corporate changes as described below under "Certain Corporate Changes" and "Certain Changes in the Control of the Company."

Summary of Awards Available Under the 2013 Plan

        Non-Qualified Stock Options.    The exercise price per share of each NQO granted under the 2013 Plan is determined by the Committee on the grant date and will not be less than the fair market value of a share of Stock on the grant date. Each NQO is exercisable for a term, not to exceed seven years, established by the Committee on the grant date. The exercise price must be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the date of exercise or by such other method as the Committee may from time to time prescribe.

        The 2013 Plan contains provisions applicable to the exercise of NQOs subsequent to a grantee's termination of employment for "cause," other than for cause, or due to "retirement," "disability" (as each such term is defined in the 2013 Plan), resignation without the Company's prior consent, or death. These provisions apply unless the Committee establishes alternative provisions with respect to an Award. In general, these provisions provide that NQOs that are not exercisable at the time of such termination shall expire upon the termination of employment and NQOs that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) in the event of a grantee's termination other than for cause, the expiration of three months after such termination of employment, (ii) in the event of a grantee's disability or death, the first anniversary of such termination, and (iii) in the event a grantee retires, the third anniversary of such termination. In the event of a grantee's death, all unvested options will become vested and exercisable as of the date of death. In the event the Company terminates the grantee's employment for cause or the grantee resigns without the Company's prior consent, all NQOs held by the grantee, whether or not then exercisable, terminate immediately as of the commencement of business on the termination of employment date. In addition, if a grantee dies subsequent to a termination of employment but before the expiration of the exercise period, then the grantee's NQOs shall remain exercisable until the first anniversary of the grantee's date of death (or the expiration of the original exercise period, if earlier).

        Incentive Stock Options.    Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date. The exercise price per share of each ISO must be at least the fair market value of a share of Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed seven years, established by the Committee on the grant date. The exercise price of an ISO must be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the date of exercise or by such other method as the Committee may from time to time prescribe. The aggregate fair market value of shares of Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the 2013 Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Stock at the time any such ISO is granted, and the ISO cannot be exercisable more than five years from the grant date.

        In the event of a grantee's termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQOs (although the definition of the term "disability" in respect of ISOs may differ). However, an option cannot be treated as an ISO if it is exercised more than three months following the grantee's termination of employment for any reason other than death or disability, or more than one year after the grantee's termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

        Stock Appreciation Rights.    The exercise price of each SAR shall be such price as the Committee determines on the grant date, but not less than the fair market value of a share of Stock on the grant date. Each SAR shall be exercisable for a term, not to exceed seven years, established by the Committee on the grant date. The exercise of a SAR with respect to a number of shares entitles the grantee to receive for each such share an amount equal to the excess of (i) the fair market value of a share of Stock on the date of exercise over (ii) the exercise price of the SAR. An SAR may be settled in cash or shares of Stock (valued at their fair market value on the date of exercise of the SAR) or both, in the Committee's discretion. SARs may be granted as stand-alone awards or in connection with any NQO or ISO with respect to a number of shares of Stock less than or equal to the number of shares subject to the related option. The exercise of a SAR that relates to a particular NQO or ISO causes the cancellation of its related option with respect to the number of shares exercised. The exercise of an option to which a SAR relates causes the cancellation of the SAR with respect to the number of shares exercised. In the event of a grantee's termination of employment, SARs generally are exercisable to the same extent as described above with respect to NQOs.

        Restricted Stock.    Prior to the vesting of any restricted shares, the shares are not transferable by the grantee and are forfeitable. Vesting of the shares may be based on continued employment with the Company and/or upon the achievement of specific performance goals, as the Committee determines on the grant date. The Committee may at the time that shares of restricted stock are granted impose additional conditions to the vesting of the shares. Except as otherwise provided by the Committee, unvested shares of restricted stock and any dividends paid on such shares are automatically and immediately forfeited upon a grantee's termination of employment for any reason other than death, and in the event of a grantee's death, unvested shares of Restricted Stock will vest as of the date of death.

        Restricted Stock Units.    A restricted stock unit entitles the grantee to receive a share of Stock, or in the sole discretion of the Committee, the value of a share of Stock, on the date that the restricted stock unit vests. Vesting of restricted stock units may be based on continued employment with the Company and/or upon the achievement of specific performance goals. The Committee may, at the time that restricted stock units are granted, impose additional conditions to vesting. Except as otherwise provided by the Committee, unvested restricted stock units are automatically and immediately forfeited upon a grantee's termination of employment for any reason other than death, and in the event of a grantee's death, unvested restricted stock units will vest as of the date of death. The shares or cash value will be paid as soon as practicable following the date on which the restricted stock units vest (and in no event later than 2 1/2 months after the year in which the restricted stock units vest).

        Unrestricted Stock.    Shares of Stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines; provided that any such awards to employees or directors shall involve a number of shares determined by the Committee as being reasonable and shall be identified as being granted in lieu of salary or cash bonus.

        Performance Shares.    The Committee may grant performance share awards to such key persons, in such amounts, and subject to such terms and conditions, as the Committee shall determine in its sole discretion, provided that the minimum performance period will be one year. The grantee of such an award will be entitled to receive shares or the cash value thereof (in the discretion of the Committee) if performance goals specified by the Committee are met. Except as otherwise provided by the Committee, the rights of a grantee under a performance share award automatically terminate upon a grantee's termination of employment for any reason. The shares or cash value will be paid as soon as practicable (and in no event later than 2 1/2 months after the year in which satisfied) following the satisfaction of the performance goals.

Transferability

        No Award is transferable other than by will or the laws of descent and distribution, except to the extent an agreement with respect to an NQO or SAR permits certain transfers to a grantee's family members or trusts.

Right of Recapture

        If, at any time after the date on which a grantee has been granted or become vested in an award pursuant to the achievement of performance goals, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data, amounts awarded may be recalculated and adjusted to reflect the corrected data. If the subsequent determination is that the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iii) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company. If the subsequent determination is that the performance goals were achieved to a greater extent than originally determined, the Committee may appropriately grant or vest any awards. Awards are also subject to any clawback policies as the Company may adopt from time to time.

Certain Corporate Changes

        The 2013 Plan provides that in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events, there will be an adjustment in the number of shares of Stock available to be delivered under the 2013 Plan, the number of shares subject to Awards, the exercise prices of certain Awards and the maximum number of shares of Stock with respect to which any individual may be granted Awards during any one calendar year. The 2013 Plan also provides for the adjustment or termination of Awards upon the occurrence of certain corporate events.

Certain Changes in the Control of the Company

        If within one year following a "change in control" the Company terminates a grantee's employment other than for disability or "cause," or the grantee resigns for "good reason" (as such terms are defined in the 2013 Plan), any outstanding unvested or unexercisable Awards shall become vested and immediately exercisable and the standard exercise period that applies for options and SARs following termination of employment will be extended until the first anniversary of the grantee's termination of employment (but not later than the original expiration date of the award). A "change in control" generally means the happening of any of the following events: (i) any "person" acquires more than 50% of the outstanding shares of Stock; (ii) any "person" acquires 35% or more of the outstanding shares of Stock, within any 12-month period; (iii) any merger, consolidation, reorganization or similar event, as a result of which the holders of the voting Stock of the Company do not directly or indirectly hold at least 50% of the aggregate voting power of the capital stock of the surviving entity; (iv) the sale within any 12-month period of all or substantially all of the assets of the Company; or (v) the election or appointment during any 12-month period of a majority of the members of the Board whose election or appointment is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

Tax Withholding

        The 2013 Plan provides that a grantee may be required by the Committee to meet certain tax withholding requirements in connection with the settlement of Awards in cash or shares of Stock. Generally, whenever Stock is issued in settlement of an Award, the Company will withhold from delivery a number of shares of Stock with the value of the withholding amount. Alternatively, withholding may be made by means of a cash payment by the grantee to the Company if either the grantee elects or the Company requires such a cash payment.

Performance-Based Compensation

        A federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to each of the Chief Executive Officer and the next three most highly compensated officers (other than the chief financial officer) of a public corporation. However, amounts that constitute "performance-based compensation" under Section 162(m) of the Code are not counted toward the $1 million limit. If the Company's stockholders approve the 2013 Plan, NQOs, ISOs, and SARs generally would qualify as performance-based compensation under this exception to the $1 million limit.

        In addition, the 2013 Plan permits the Committee to condition the granting and/or vesting of Awards on the achievement of one or more objective performance goals based on one or more of the performance criteria described below. Any Award that is conditioned upon the achievement of these performance goals also will qualify as performance-based compensation and not be counted towards the $1 million limit. To satisfy the requirements that apply to performance-based compensation, these criteria must be approved by the Company's stockholders, and approval of the 2013 Plan will also constitute approval of the foregoing criteria. With respect to the performance criteria, the stockholder approval only is valid for five years, so that Awards other than NQOs, ISOs, and SARs that are granted more than five years after the stockholder approval will not be able to qualify as performance-based compensation.

        The performance goals may be expressed in terms of one or more of the following criteria: (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends); (b) gross or net sales; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (f) value of assets, return or net return on assets, net assets or capital (including invested capital); (g) adjusted pre-tax margin; (h) margins, profits and expense levels; (i) dividends; (j) market share, market penetration or other performance measures with respect to specific designated products or product groups and/or specific geographic areas; (k) reduction of losses, loss ratios or expense ratios; (l) reduction in fixed costs; (m) operating cost management; (n) cost of capital; (o) debt reduction; (p) productivity improvements; (q) inventory turnover measurements; or (r) customer satisfaction based on specified objective goals or a Company-sponsored customer survey.

        Performance goals may be expressed (1) with respect to the Company as a whole or with respect to one or more divisions or business units, (2) on a pre-tax or after-tax basis, and (3) on an absolute and/or relative basis. In addition, performance goals may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding.

        To the extent applicable, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's reports on Forms 10-K and 10-Q, without regard to any of the following, unless otherwise determined by the Committee consistent with the requirements of Section 162(m)(4)(C) of the Code and the regulations thereunder: all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company; all items of gain, loss or expense for a fiscal year that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by Company during the fiscal year; and all items of gain, loss or expense for a fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations. To the extent a performance goal is expressed using an earnings or sales-based measure that requires deviations from GAAP, such deviations shall be at the discretion of the Committee and established at the time the applicable performance goals are established.

        If an Award that does not qualify as performance-based compensation would cause the grantee's compensation to exceed the $1 million limit, the Committee may defer payment of the Award until the grantee's compensation no longer is subject to the $1 million limit.

New Plan Benefits

        No Awards have been made under the 2013 Plan, and Awards under the 2013 Plan are wholly discretionary. However, the Committee has approved grants under the 2013 Plan with respect to 312,000 shares that automatically will be made on June 3, 2013, provided that the Company's stockholders approve the 2013 Plan. The New Plan Benefits Table below describes those grants. Additional grants under the 2013 Plan are not determinable at this time. For information regarding certain awards made in respect of fiscal 2012 under the Liz Claiborne, Inc. 2011 Stock Incentive Plan, see "Executive Compensation—Summary Compensation Table," "Option Grants Table for Fiscal 2012," and the Compensation Committee Report.

NEW PLAN BENEFITS
Plan Name

Name and Position	Dollar value ($)	Number of Units
William McComb, PEO	0	0
George Carrara, PFO	0	0
Nicholas Rubino, SVP Chief Legal Officer, General Counsel and Corporate Secretary	0	0
Robert Vill, SVP Investor Relations and Treasury	0	0
Executive Group	0	0
Non-Executive Director Group	0	0
Non-Executive Employee Group	To be determined at grant date FMV	312,000

Summary of Federal Tax Consequences

        The following is a brief description of the federal income tax treatment that will generally apply to Awards under the 2013 Plan based on current federal income tax rules.

        Non-Qualified Options.    The grant of an NQO will not result in taxable income to the grantee. The grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Incentive Stock Options.    Neither the grant nor the exercise of an incentive stock option will result in taxable income to the grantee (provided that nothing caused the option to cease to be an incentive stock option, as described above under the heading Summary of Awards Available Under the 2013 Plan—Incentive Stock Options). The excess of the fair market value of the Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee's alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

        When the grantee disposes of the Stock acquired upon exercise of an incentive stock option, he or she will realize income equal to the amount realized in excess of the exercise price for those shares. If the grantee held the Stock for two years from the date of the grant of the incentive stock option and for one year after the transfer of such Stock to the grantee, then the income will be taxed as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

        Stock Appreciation Rights.    The grant of a SAR will not result in taxable income to the grantee. Upon exercise of a SAR, the fair market value of Stock received, or the amount of cash received, will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Restricted Stock.    The grant of restricted stock will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares of restricted stock, the grantee will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the grantee during the restriction period will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction.

        A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date, and the Company will be entitled to a corresponding deduction.

        Restricted Stock Units.    The grant of a restricted stock unit will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. Upon the vesting of the restricted stock unit, the grantee will realize ordinary income in an amount equal to the fair market value of the shares received, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, when granted to the grantee.

        Unrestricted Stock.    The grant of unrestricted stock will result in taxable income for the grantee at the time of grant in an amount equal to the fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant.

        Performance Shares.    The grant of a performance share award will not result in taxable income to the grantee at the time of grant and the Company will not be entitled to a corresponding deduction. The grantee will have compensation income at the time of distribution equal to the amount of cash received or the then fair market value of the distributed shares and the Company will be entitled to a corresponding deduction.

        Withholding of Taxes.    As noted above under the header "Tax Withholding" grantees may be required to comply with have the Company may withhold from grantees amounts in cash or shares of Stock to satisfy withholding tax requirements.

        $1 Million Limit.    Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company's chief executive officer and its three other most highly compensated executive officers (other than the chief financial officer). Compensation that qualifies as "performance-based compensation" is not subject to the $1 million limit. The 2013 Plan has been structured to permit Awards and payments that will satisfy the requirements applicable to performance-based compensation.

        Section 409A.    Section 409A of the Code imposes significant restrictions on deferred compensation and could impact on Awards under the 2013 Plan. If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax. The 2013 Plan is intended to comply with the requirements of Section 409A.

        Change in Control.    Any acceleration of the vesting or payment of Awards under the 2013 Plan caused by a change in control of the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

        Tax Advice.    The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2013 Plan. A grantee may also be subject to state and local taxes in connection with the grant of Awards under the 2013 Plan.

Voting on the Proposal

        The affirmative vote of the holders of a majority of the shares of Stock present in person or by proxy at the Annual Meeting and voting thereon is required for the approval of the adoption of the 2013 Plan. In addition, under the rules of the New York Stock Exchange, for this proposal a majority of the stockholders eligible to vote must actually cast votes and abstentions are treated as votes cast.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 TO APPROVE THE 2013 PLAN.

 AUDIT COMMITTEE REPORT

        The Audit Committee is composed of the four Directors listed below. The Committee's responsibilities are set forth in the Committee's written charter adopted by the Board of Directors (the "Charter"). The Committee reviews and reassesses the Charter annually and recommends any proposed changes to the full Board for approval. A copy of the Charter is available at the Company's website at www.fifthandpacific.com under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request care of the Company's Corporate Secretary at 1441 Broadway, New York, NY 10018.

        The Committee met with Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte & Touche"), with and without management present, to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the fiscal year ended December 29, 2012 and the results of such audit. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the Company's accounting principles and procedures and the Company's financial statements presentation with management and Deloitte & Touche, including a review of any significant financial reporting issues and the selection, application and disclosure of the Company's accounting policies, including policies for which management is required to exercise discretion or judgment regarding implementation. These discussions included consideration of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and the clarity of disclosure in the Company's financial statements. In addition, during 2012 the Committee met timely with management and Deloitte & Touche to review each of the Company's quarterly results prior to the time such results were made public.

        The Committee also discussed and reviewed with Deloitte & Touche all communications required under generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (the "PCAOB"), including the matters required to be discussed by Deloitte & Touche with the Committee under PCAOB standard AU 380, Communication With Audit Committee, and SEC Rule 2-07 of Regulation S-X.

        In addition, Deloitte & Touche provided to the Committee a formal written statement describing all relationships between Deloitte & Touche and the Company that might bear on Deloitte & Touche's independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Committee reviewed and discussed with Deloitte & Touche any matters that could have impacted Deloitte & Touche's objectivity and independence from the Company and management, including the provision of non-audit services to the Company. Nothing came to the Committee's attention as a result of its review of Deloitte & Touche's statement or its discussions with Deloitte & Touche that would indicate that Deloitte & Touche lacked such objectivity or independence.

        The Committee met with the Company's management and internal auditors to review and discuss the Company's work in complying with the requirements of Section 404 under the Sarbanes-Oxley Act of 2002 regarding the Company's internal control over financial reporting and management's assessment of the Company's internal control over financial reporting. Further, the Committee discussed with Deloitte & Touche the firm's audit of the Company's internal control over financial reporting for the fiscal year ended December 29, 2012. The Committee also discussed with management areas of potential risk exposure for the Company. Finally, the Committee met with the Company's internal auditors to review the Company's internal audit plan, as well as reports on audit projects and internal financial controls.

        Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management, Deloitte & Touche and the Company's internal auditors,

the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 29, 2012 be included in the Company's Annual Report on Form 10-K for such fiscal year to be filed with the Securities and Exchange Commission. The Board approved such recommendation.

        The Committee has appointed Deloitte & Touche as the Company's independent registered public accounting firm for the 2013 fiscal year. While the Committee has sole authority to appoint the independent registered public accounting firm, the Committee has recommended to the Board that the Company continue its long-standing practice of requesting that stockholders ratify the appointment.

DOREEN A. TOBEN (Chair)
KENNETH B. GILMAN
NANCY J. KARCH
ARTHUR C. MARTINEZ

        The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES UPDATE

        The aggregate fees billed by Deloitte & Touche, the Company's independent registered public accounting firm, for professional services rendered in connection with such firm's audit of the Company's fiscal 2012 and fiscal 2011 financial statements, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each such fiscal year, were approximately as follows:

Fees Paid to Deloitte & Touche

	2011 Fiscal Year	2012 Fiscal Year
Audit Fees(1)	$2,716,000	$1,909,700
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$211,000	$40,000

Subtotal	$2,927,000	$1,949,700
All Other Fees(4)	$0	$0

Deloitte & Touche Total Fees	$2,927,000	$1,949,700

(1)
Audit Fees.    These are fees for professional services performed by Deloitte & Touche for the integrated audit of the Company's annual financial statements and review of financial statements included in the Company's unaudited Quarterly Report on Form 10-Q filings, and services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements for such fiscal year.

(2)
Audit-Related Fees.    These are fees for assurance and related services performed by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes attestations by Deloitte & Touche that are not required by statute or regulation; consulting on financial accounting/reporting standards; and comfort letters.

(3)
Tax Fees.    These are fees for professional services performed by Deloitte & Touche with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for certain of the Company's consolidated subsidiaries; refund claims; payment planning; and tax audit assistance.

(4)
All Other Fees.    These are fees for all other services performed by Deloitte & Touche not falling in one or more of the above categories.

 Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

        The Audit Committee has established a policy regarding pre-approval of all audit and permitted non-audit services (and related fees) to be provided by the Company's independent registered public accounting firm or its affiliates, subject to S.E.C. rules which permit certain non-audit services accounting for less than five percent of the total fees paid to the independent registered public accounting firm to be approved by the Committee retroactively (so called "De Minimis Exception"). In making its decisions, the Committee considers whether the retention of the independent registered public accounting firm for permitted non-audit services is consistent with maintaining the objectivity and independence of the independent registered public accounting firm. Prior to engaging the independent registered public accounting firm for the next year's engagement, a list of specific permitted services expected to be rendered during the year and related fees is presented to the Committee for approval. Prior to the engagement, the Committee must pre-approve the specific services requested and related fees. Management and the independent registered public accounting firm update the Committee periodically on actual fees incurred against the fees approved, and approval is required for any fees in excess of the amount originally approved. The Committee must also pre-approve any additional permissible services to be performed by the independent registered public accounting firm or its affiliates. Pursuant to the Audit Committee's Charter, the Committee may delegate to a subcommittee (which may consist of one or more members) the right to pre-approve such services and fees, provided that decisions of any such subcommittee to grant pre-approvals must be disclosed to the full Committee at its next scheduled meeting. In accordance with its Charter, the Audit Committee has delegated such right to the Committee's Chair for those permissible services for which fees do not exceed $50,000.

 PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte & Touche as the Company's independent registered public accounting firm to examine and audit the consolidated financial statements of the Company for the fiscal year ending December 28, 2013. Deloitte & Touche has served as the Company's independent auditors since May 16, 2002. From June 2001 until their appointment as independent auditors in 2002, Deloitte & Touche served as the Company's internal auditors.

        If Deloitte & Touche's appointment is not ratified, the Committee will reconsider the appointment.

        The Company expects that representatives of Deloitte & Touche will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will respond to appropriate questions.

Voting on the Proposal

        The affirmative vote of a majority of the shares of Common Stock voting on this proposal is required for ratification of the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for the 2013 fiscal year.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE.

 PROPOSAL 5—APPROVAL OF AMENDMENT TO THE COMPANY'S
RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT

        The Nominating and Governance Committee, as well as the Board, has reviewed the written consent provisions in the Company's current Restated Certificate of Incorporation and By-laws and considered the implications of amending such provisions to allow stockholders to act by written consent.

        After careful consideration, and upon the recommendation of the Nominating and Governance Committee that stockholders be allowed to act by written consent, the Board agreed and determined that amendments to the Restated Certificate of Incorporation and By-laws are advisable and in the best interest of the Company and its stockholders. Such amendments to the Restated Certificate of Incorporation and By-laws, if adopted, would amend Article EIGHTH of the Restated Certificate of Incorporation and Article II of the By-laws to allow stockholders to act by written consent.

        The Board has adopted resolutions approving and declaring the advisability of adopting these proposed amendments to the Restated Certificate of Incorporation and By-laws, subject to stockholder approval, and recommends that stockholders approve these proposed amendments. While our By-laws provide our Board with the ability to amend the By-laws, given that many of the details relating to the proposed grant of the right to act by written consent will be included in the By-laws, the Board believes stockholders should be provided the opportunity to vote on the By-law changes, as well as the Restated Certificate of Incorporation amendment.

Our Current Written Consent Provisions

        Under Article EIGHTH of the Restated Certificate of Incorporation and Article II of the By-laws, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. As a result, stockholders do not presently have the right or ability to act by written consent.

Amendment to Written Consent Provisions in the Restated Certificate of Incorporation and By-laws

        If the proposed amendments to the Restated Certificate of Incorporation and By-laws are adopted, stockholders will be entitled, subject to certain requirements and limitations, to act by written consent if record holders of shares representing at least 35% of the outstanding common stock of the Company submit a request to the Company's secretary requesting a record date for such action. This 35% threshold is consistent with the 35% threshold that must be met for our stockholders to call a special meeting.

        In the interest of promoting fairness and inclusiveness, and to maintain a consistent procedure for stockholders to take actions not approved by the Board, the proposed amendments would also require that stockholders proposing the action solicit consents from all stockholders and that stockholders not submit their consents until at least 50 days after the applicable record date. In addition, under the proposed amendments, the Board would not be obligated to set a record date for an action by written consent if (i) such request does not comply with the Restated Certificate of Incorporation and By-laws, (ii) such action is not a proper subject for stockholder action under applicable law, (iii) such record date request is received by the Company shortly before the next annual meeting, (iv) an item of business substantially the same as or substantially similar to such action was included at a recent stockholder meeting or has already been included in the Company's notice as an item of business to be brought before an upcoming stockholder meeting or (v) such record date request or any solicitation of consents to such action violated Regulation 14A under the Exchange Act or applicable law. The Board believes that, without these procedural safeguards, stockholders would not have the same opportunity to discuss the proposal and consider all viewpoints as they would have at a stockholder meeting.

        Furthermore, overseeing the solicitation, delivery and examination of written consents and ensuring effective communication of information among stockholders about the relevant subject matter also involves significant management commitment of time and focus, and imposes substantial legal and administrative cost. Together, these procedural requirements would ensure fundamental fairness and stockholder democracy by providing stockholders with adequate information and time to make an informed decision.

        A copy of the proposed amendment to the Restated Certificate of Incorporation, marked to show all changes proposed under this Proposal 5 against the current Restated Certificate of Incorporation is attached as Appendix C to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline that will be made to the extent stockholders approve this Proposal 5. The current provisions of the Restated Certificate of Incorporation and the proposed amendment to Restated the Certificate of Incorporation described above are qualified in their entirety by reference to the actual text as set forth in Appendix C.

        A copy of the proposed amendment to the By-laws marked to show all changes proposed under this Proposal 5 against the current By-laws is attached as Appendix D to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline that will be made to the extent stockholders approve this Proposal 5. The current provisions of the By-laws and the proposed amendment to the By-laws described above are qualified in their entirety by reference to the actual text as set forth in Appendix D.

Voting on the Proposal.

        Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (considered as a single class). An abstention or other failure to vote on this Proposal 5 is not an affirmative vote and therefore will have the same effect as a vote against this Proposal 5. If this Proposal 5 is not approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors

(considered as a single class), then neither the proposed amendment to the Certificate of Incorporation nor the proposed amendment to the By-laws will be adopted, and the stockholders will not be entitled to act by written consent.

        If this Proposal 5 is approved by the requisite stockholder vote, then the proposed amendment to the Restated Certificate of Incorporation and the proposed amendment to the By-laws will be adopted, and a Certificate of Amendment to the Restated Certificate of Incorporation reflecting the proposed amendment to the Restated Certificate of Incorporation will be filed with the State of Delaware promptly after the Annual Meeting.

        Your Board recommends that you vote FOR Proposal 5 to approve the amendments to the Restated Certificate of Incorporation and By-laws, as provided in Appendix C and Appendix D, respectively, to this Proxy Statement, to permit stockholders to act by written consent.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers, certain other officers, and persons owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of such equity securities with the SEC and the NYSE To the Company's knowledge, based solely on the information furnished to the Company and written representations by such persons, all filing requirements under Section 16(a) have been complied with.

OTHER MATTERS

        The Board of Directors is aware of no other matters that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Submission of Stockholder Proposals

        Stockholder proposals intended to be presented at the 2013 annual meeting of stockholders must be received by the Company, addressed to the attention of the Company's Corporate Secretary at its principal executive offices at 1441 Broadway, New York, New York 10018, no later than December 3, 2013 in order to be included in the Company's proxy statement relating to that meeting. Moreover, pursuant to SEC rules, if a stockholder notifies the Company after February 4, 2013 of an intent to present a proposal at the Company's 2013 annual meeting of stockholders, the proxies named on the proxy card for such meeting will have the right to exercise their discretionary voting authority with respect to such proposal, if presented at such meeting, without including information regarding such proposal in the Company's proxy materials.

Company Code of Ethics and Business Practices

        The Company has established a Code of Ethics and Business Practices which applies to all of its associates, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer, as well as to the Company's Board of Directors. A copy of the Code is available on the Company's website at www.fifthandpacific.com, under "Corporate Governance" in the Investor Relations section. A copy may also be obtained by sending a request care of the Company's Corporate Secretary at 1441 Broadway, New York, NY 10018. The Company will disclose on the Company's website any amendment to the Code and any waiver of the Code with respect to the Company's Directors or executive officers. The Company has established an Ethics and Business Practices Committee, consisting of the Chief Legal Officer, Chief Accounting Officer, and Chief Financial Officer, with responsibility for administering the Code.

By Order of the Board of Directors

NICHOLAS RUBINO Senior Vice President—Chief Legal Officer, General Counsel and Secretary

New York, New York
April 3, 2013

 Appendix A

GAAP RECONCILIATION

        In addition to addressing financial results calculated in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), our proxy statement contains presentations derived from "non-GAAP" adjusted earnings, as defined below. The adjustments reflect items identified specific to fiscal year 2012 and our corresponding annual bonus plan for the named executive officers for such period.

        We present Adjusted EBITDA, net of foreign currency transaction adjustments, which is defined as income (loss) from continuing operations attributable to Fifth & Pacific Companies, Inc., adjusted to exclude income tax provision (benefit), interest expense, net, gains (losses) on extinguishment of debt, gain on acquisition of subsidiary, depreciation and amortization, net, the impact of expenses incurred in connection with the Company's streamlining initiatives and brand-exiting activities, non-cash impairment charges, loss on asset disposals, non-cash share-based compensation expense and unrealized and certain realized foreign currency gains (losses).

        Adjusted EPS is defined as adjusted earnings per common share from continuing operations attributable Fifth & Pacific Companies, Inc., excluding the per share impact of: (i) costs associated with our streamlining initiatives and brand-exiting activities; (ii) gains (losses) on extinguishment of debt; (iii) gain on acquisition of subsidiary; and (iv) interest expense related to a multi-employer pension plan, which is payable over four years.

        The Company believes that the adjusted results represent a more meaningful presentation of its historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood. We present the above-described EBITDA measures because we consider them important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

        We provide a reconciliation of the non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures below:

FIFTH & PACIFIC COMPANIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(All amounts in thousands, except per common share data)
(Unaudited)

        The following tables provides a reconciliation of (i) Income (Loss) from Continuing Operations to Adjusted Income (Loss) from Continuing Operations(a) and (ii) Operating Income (Loss) to Adjusted Income (Loss) from Continuing Operations(a):

Twelve Months Ended December 29, 2012 (52 Weeks)
Income (Loss) from Continuing Operations	$(59,456)
Streamlining initiatives and brand-exiting activities(b)	49,912
Loss on extinguishment of debt	9,754
Interest expense(c)	1,033
Gain on acquisition of subsidiary	(40,065)
Benefit for income taxes	15,497

Adjusted Income (Loss) from Continuing Operations(a)	$(23,325)

Operating Income (Loss)	$(34,451)
Streamlining initiatives and brand-exiting activities(b)	49,912

Adjusted Operating Income(a)	15,461
Adjusted interest expense, net(d)	(50,651)
Other (expense) income, net	(168)
Provision (benefit) for income taxes(e)	(12,033)

Adjusted Income (Loss) from Continuing Operations(a)	$(23,325)

Adjusted Basic and Diluted Earnings per Common Share from Continuing Operations(a)(f)	$(0.21)

(a)
Adjusted Operating Income excludes streamlining initiatives and brand-exiting activities and impairment of intangible assets. In addition to those items, Adjusted Income (Loss) from Continuing Operations and Adjusted Basic and Diluted Earnings per Common Share from Continuing Operations exclude (loss) gain on extinguishment of debt, gain on acquisition of subsidiary and interest expense related to a multi-employer pension plan, which is payable over four years.

(b)
During the twelve months ended December 29, 2012, the Company recorded expenses related to its streamlining initiatives and brand-exiting activities as follows:

Twelve Months Ended December 29, 2012 (52 Weeks)
Payroll, contract termination costs, asset write-downs and other costs:
JUICY COUTURE	$7,049
KATE SPADE	2,519
LUCKY BRAND	2,797
Adelington Design Group	3,112
Corporate	32,349
Store closure and other brand-exiting activities:
JUICY COUTURE	316
KATE SPADE	582
LUCKY BRAND	309
Adelington Design Group	879

$49,912

(c)
Represents interest expense related to a multi-employer pension withdrawal liability, which is payable over four years.

(d)
Excludes interest expense of $1,033 for the twelve months ended December 29, 2012 related to a multi-employer pension withdrawal liability, which is payable over four years.

(e)
Reflects a normalized tax rate based on estimated adjusted pretax income (loss).

(f)
As the Company incurred an adjusted loss from continuing operations for the twelve months ended December 29, 2012, all potentially dilutive shares are antidilutive. As such, basic and diluted weighted average shares outstanding are equal for such period.

 FIFTH & PACIFIC COMPANIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(All amounts in thousands)
(Unaudited)

        The following table provides a reconciliation of Segment Adjusted EBITDA(a) to: (i) Adjusted EBITDA, Net of Foreign Currency Transaction Adjustments; and (ii) Income (Loss) from Continuing Operations.

Twelve Months Ended December 29, 2012 (52 Weeks)
Segment Adjusted EBITDA:
JUICY COUTURE	$24,554
KATE SPADE	94,994
LUCKY BRAND	34,676
Adelington Design Group	21,009

Total Reportable Segments Adjusted EBITDA	175,233
Unallocated Corporate Costs	(70,744)
Other (expense) income(b)	1,077
Less: Foreign currency transaction adjustments, net	322

Adjusted EBITDA, Net of Foreign Currency Transaction Adjustments	105,888
Foreign currency transaction adjustments, net	(322)
Depreciation and amortization, net(c)	(64,681)
Charges due to streamlining initiatives and brand-exiting activities, impairment of intangible assets and loss on asset disposals and impairments, net	(67,725)
Share-based compensation	(7,779)
Gain on acquisition of subsidiary	40,065
(Loss) gain on extinguishment of debt, net	(9,754)
Interest expense, net	(51,684)
(Benefit) provision for income taxes	3,464

Income (Loss) from Continuing Operations	$(59,456)

(a)
Segment Adjusted EBITDA excludes: (i) depreciation and amortization; (ii) charges due to streamlining initiatives and brand-exiting activities; and (iii) losses on asset disposals and impairments. Segment Adjusted EBITDA does not include Corporate expenses associated with the following functions: corporate finance, investor relations, communications, legal, human resources and information technology shared services and costs of executive offices and corporate facilities, which are included in Unallocated Corporate costs.

(b)
Amounts do not include equity in the earnings (losses) of equity method investees of $(1,245) for the year ended December 29, 2012.

(c)
Excludes amortization included in Interest expense, net.

Appendix B

FIFTH & PACIFIC COMPANIES, INC.
2013 STOCK INCENTIVE PLAN

ARTICLE I
General

        1.1    Purpose

        The Fifth & Pacific Companies, Inc. 2013 Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Fifth & Pacific Companies, Inc. (formerly Liz Claiborne, Inc., the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture). The Plan is also designed to provide certain "performance-based" compensation to these key persons.

        1.2    Administration

          (a)    Administration by Committee; Constitution of Committee.    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A "Qualified Member" is an individual who is (i) a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") (ii) an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) an independent director under the rules of any stock exchange on which the Company's Common Stock is listed and Section 952 of the Dodd-Frank Act. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

          (b)    Committee's Authority.    The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

          (c)    Committee Action; Delegation.    Actions of the Committee shall be taken by the vote of a majority of its members. To the extent permitted by applicable law, any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee or, pursuant to Section 1.2(a), the Board, may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive awards pursuant to the terms of the Plan, who will receive rights or options under the Plan and the size of each such grant, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the 1934 Act or whose awards could reasonably be expected to be subject to the deduction limitations of section 162(m) of the Code.

          (d)    Determinations Final.    The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

          (e)    Limit on Committee Members' Liability.    No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

        1.3    Persons Eligible for Awards

        The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, "key persons") as the Committee in its sole discretion shall select.

        1.4    Types of Awards Under Plan

        Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) unrestricted stock, and (g) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company or a parent or subsidiary (within the meaning of section 424 of the Code) of the Company on the date of grant. Notwithstanding any provision of the Plan, to the extent any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code.

        1.5    Shares Available for Awards

          (a)    Aggregate Number Available; Certificate Legends.    The total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed the sum of (i) 9,500,000 shares and (ii) any shares which were reserved under the Liz Claiborne, Inc. 2011 Stock Incentive Plan ("2011 Plan") (including shares originally reserved under the Liz Claiborne, Inc. 2005 Stock Incentive Plan and the Liz Claiborne, Inc. 2002 Stock Incentive Plan) and were not issued or subject to awards as of the date of shareholder approval of this Plan, and (iii) any shares subsequently returned to the 2011 Plan under the terms of such plan, as applicable, as a result of the cancellation, termination or forfeiture of an award, settlement of an award for cash, or the withholding or application of shares in connection with the exercise of an award or the withholding of taxes related thereto. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan.

          (b)    Adjustment Upon Changes in Common Stock.    Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

          (c)    Certain Shares to Become Available Again.    The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(d), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(d); any shares in respect of which a stock appreciation right or performance share award is settled for cash and any shares withheld upon exercise of a stock option to pay the exercise price or tax withholding.

          (d)    Individual Limits.    Except for the limits set forth in this Section 1.5(d) and in Section 2.2(g), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person.

              (i)  Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 1,500,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.

            (ii)    Director Limit.    A director of the Company who is not also an employee of the Company shall not be granted awards under the Plan in any calendar year that, in the aggregate, result in the Company recognizing an expense in excess of $500,000 in connection with the grant of any such individual award.

        1.6    Definitions of Certain Terms

          (a)   The term "cause" in connection with a termination of employment by for cause shall mean:

              (i)  to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement, provided, however, that any act or omission related to grantee's disability only shall constitute "cause" with respect to Section 3.8 hereof; and otherwise,

             (ii)  the grantee's termination of employment by the Company or an affiliate on account of any one or more of the following:

              (A)  grantee's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee's incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Company;

              (B)  any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company;

              (C)  conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; and

              (D)  grantee's material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company.

        Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its sole discretion. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

          (b)   The term "disability" shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its sole discretion.

          (c)   The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company, any Company subsidiary or any Company joint venture and each Board member's service as a Board member.

          (d)   The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

          (e)   The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

          (f)    The terms "parent corporation" and "subsidiary corporation" shall have the meanings given them in sections 424(e) and (f) of the Code, respectively.

          (g)   A grantee shall be deemed to have a "termination of employment" upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; or (ii) the date the grantee ceases to be a Board member, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company, any Company subsidiary or Company joint venture, the grantee shall be deemed to have a "termination of employment" upon the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his or her employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company's sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. The Committee may in its sole discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

 ARTICLE II
Awards Under the Plan

        2.1    Certificates Evidencing Awards

        Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate ("Grant Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate.

        2.2    Grant of Stock Options and Stock Appreciation Rights

          (a)    Stock Option Grants.    The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

          (b)    Stock Appreciation Right Grants; Types of Stock Appreciation Rights.    The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

          (c)    Nature of Stock Appreciation Rights.    The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Grant Certificate, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over an amount determined by the Committee, which may not be less than the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine in its sole discretion. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

          (d)    Option Exercise Price.    Each Grant Certificate with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price shall be not less than the greater of the Fair Market Value of a share of Common Stock on the date the option is granted and the par value of a share of Common Stock.

          (e)    Exercise Period.    Each Grant Certificate with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no stock option or stock appreciation right shall be exercisable more than 7 years after the date of grant. (See the default exercise period provided for under Sections 2.3(a) and (b)).

          (f)    Incentive Stock Option Limitation: $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such other amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

          (g)    Incentive Stock Option Limitation: 10% Owners.    Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

        2.3    Exercise of Options and Stock Appreciation Rights

        Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

          (a)    Exercisability of Options.    Unless the applicable Grant Certificate otherwise provides, an option or stock appreciation right shall become exercisable with respect to 25%, 25% and 50%, respectively, of the shares subject to such option or stock appreciation right on the first three anniversaries of the grant date. Unless the applicable Grant Certificate otherwise provides, once an installment becomes exercisable, it shall remain exercisable until the earlier of (i) the seventh anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award.

          (b)    Timing and Extent of Exercise.    Unless the applicable Grant Certificate otherwise provides, (i) an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable and (ii) a stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

          (c)    Notice of Exercise.    An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

          (d)    Payment of Exercise Price.    Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of Common Stock owned by the grantee having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) in the sole discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

          (e)    Issuance of Shares Upon Exercise.    Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right, the Company or its exchange agent shall, subject to the provisions of Section 3.2, establish, in the name of the grantee or to such other person as may then have the right to exercise the award, an account evidencing in uncertificated form ownership of the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company, or its exchange agent, as the case may be, to establish such account in the name of the grantee's stockbroker.

          (f)    No Stockholder Rights.    No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the establishment of an account to record such stock ownership in uncertificated form. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such account is established.

        2.4    Compensation in Lieu of Exercise of an Option

        Upon written application of the grantee of an option, the Committee may in its sole discretion substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, shares of Common Stock or both, and the payment thereof may be subject to conditions, all as the Committee shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

        2.5    Termination of Employment; Death Subsequent to a Termination of Employment

          (a)    General Rule.    Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(ii) or by the Committee in the Award Certificate or otherwise, a grantee whose employment terminates may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

          (b)    Termination for Cause; Resignation.    If a grantee's employment is terminated for cause or the grantee resigns without the Company's prior consent, all options and stock appreciation rights not theretofore exercised shall terminate upon the commencement of business on the date of the grantee's termination of employment.

          (c)    Retirement.    If a grantee terminates employment as the result of his or her retirement, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the third anniversary of such termination of employment, or (B) the original expiration date of the award. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) the grantee's 65th birthday, (y) the date on which the grantee has attained age 60 and completed at least six years of vesting service (within the meaning of the Company's 401(k) and profit-sharing plan as it may be amended from time to time) or (z) if approved by the Committee, on or after the grantee has completed at least 20 years of vesting service.

          (d)    Disability.    If a grantee's employment terminates of by reason of a disability, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee's termination of employment, or (B) the original expiration date of the award.

          (e)    Death.

              (i)  Termination of Employment as a Result of Grantee's Death.    If a grantee's employment terminates due to his death, then any outstanding option or stock appreciation right shall be exercisable in full as of the date of death; and shall remain exercisable until the earlier of (1) the first anniversary of the grantee's death, or (2) the original expiration date of the award.

             (ii)  Death Subsequent to a Termination of Employment.    If a grantee dies subsequent to terminating employment but prior to the expiration of the exercise period with respect to a stock option or a stock appreciation right (as provided by paragraphs (a), (c), or (d) above), then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee's date of death or (B) the original expiration date of the award.

            (iii)  Restrictions on Exercise Following Death.    Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.8 hereof.

          (f)    Special Rules for Incentive Stock Options.    An option may not be treated as an incentive stock option to the extent that it remains exercisable for more than three months following a grantee's termination of employment for any reason other than death (including death within three months after the termination of employment or within one year after a termination due to disability) or disability, or for more than one year following a grantee's termination of employment as the result of disability.

        2.6    Transferability of Options and Stock Appreciation Rights

        Except as otherwise provided in an applicable Grant Certificate evidencing an option or stock appreciation right, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Grant Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options) or a stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights, as applicable, to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its sole discretion. Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. In no event may any such transfer be in exchange for any value or consideration.

        2.7    Grant of Restricted Stock

          (a)    Restricted Stock Grants.    The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the award.

          (b)    Issuance of Shares.    Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall establish an account evidencing in uncertificated form ownership of the shares of Common Stock covered by the award. Upon the establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (c) and (d) of this Section 2.7; (ii) in the Committee's sole discretion, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Grant Certificate.

          (c)    Vesting/Nontransferability.    Until they vest, shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the nontransferability of the restricted stock shall lapse.

          (d)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, a grantee's termination of employment for any reason other than death shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, unless the Committee determines otherwise in its sole discretion. In the case of a grantee's death, all shares of Restricted Stock shall be full vested as of the date of death.

        2.8    Grant of Restricted Stock Units

          (a)    Restricted Stock Unit Grants.    The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan. A grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock or, in the sole discretion of the Committee, the value of a share, on the date that such restricted stock unit vests.

          (b)    Vesting/Nontransferability.    Until they vest, restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest.

          (c)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, a grantee's termination of employment for any reason other than death shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment. In case of a grantee's death, all Restricted stock units shall be fully vested as of the date of death.

          (d)    Payment of Award.    The grantee of a restricted stock unit award shall receive the shares of Common Stock or cash payment subject to such award as soon as practicable following the date on which the restricted stock unit vests, but in no event later than 2 1/2 months after the year in which the restricted stock unit vests.

          (e)    Stockholder Rights.    The grantee of a restricted stock unit will have the rights of a stockholder only as to shares for which an account has been established evidencing the grantee's ownership and not with respect to any other shares subject to the award.

        2.9    Grant of Unrestricted Stock

        The Committee may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration, provided, however, that any such awards to employees or directors shall involve a number of shares determined by the Committee as being reasonable and shall be identified as being granted in lieu of salary or cash bonus.

        2.10    Grant of Performance Shares

          (a)    Performance Share Grants.    The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan; provided, however, that, the minimum performance period for any performance shares granted hereunder shall be one year. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Grant Certificate at such time and in such form as the Committee shall determine.

          (b)    Stockholder Rights.    The grantee of a performance share award will have the rights of a stockholder only as to shares for which an account has been established evidencing ownership of the stock in uncertificated form and not with respect to any other shares subject to the award.

          (c)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company and its subsidiaries for any reason.

          (d)    Payment of Award.    The grantee of a performance share award shall receive the shares of Common Stock or cash payment subject to such award as soon as practicable following the satisfaction of the applicable performance goals and any other vesting provisions established by the

  Committee, but in no event later than 2 1/2 months after the year in which the performance share award vests, whether by satisfaction of the performance goals or otherwise.

          (e)    Tandem Grants; Effect on Exercise.    Except as otherwise specified by the Committee, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Grant Certificate, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the performance share award in the manner specified in the applicable Grant Certificate.

          (f)    Nontransferability.    Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate.

        2.11    Right of Recapture

          (a)   If at any time after the date on which a grantee has been granted or become vested in an award pursuant to the achievement of performance goals under this Article II or Section 3.9, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data, amounts awarded may be recalculated and adjusted to reflect the corrected data. If the subsequent determination is that the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iii) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company. If the subsequent determination is that the performance goals were achieved to a greater extent than originally determined, the Committee may appropriately grant or vest any awards.

          (b)   All awards under the Plan shall be subject to such clawback policies as the Company may adopt from time to time.

ARTICLE III
Miscellaneous

        3.1    Amendment of the Plan; Modification of Awards

          (a)    Amendment of the Plan.    Subject to Section 3.1(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the grantee under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee.

          (b)    Stockholder Approval Requirement.    Stockholder approval shall be required with respect to any amendment to the Plan (i) which increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options, (ii) which otherwise materially increases the benefits under the Plan, (iii) to the extent required by stock exchange rules, or (iv) to the extent the Board determines that stockholder approval is necessary to enable awards under the Plan to comply with Sections 422 or 162(m) of the Code.

          (c)    Modification of Awards.    The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Grant Certificate; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment, provided however, that the Committee may not (w) lower the exercise price of an outstanding option or stock appreciation right, (x) cancel an option or stock appreciation right in exchange for a new option or stock appreciation right with a lower exercise price, (y) cancel an option or stock appreciation right in exchange for a different type of award under the Plan that has a value that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price or (z) authorize the payment of cash in lieu of the exercise of an option or stock appreciation right in an amount that is greater than the excess of the fair market value of the applicable shares on the date of such payment over the exercise price. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). Under no circumstances may the Committee modify an award in a manner that would cause the award to be subject to tax under Section 409A of the Code.

        3.2    Consent Requirement

          (a)    No Plan Action without Required Consent.    If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

          (b)    Consent Defined.    The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

        3.3    Nonassignability

        Except as provided in Sections 2.5(e), 2.6, 2.7(c), 2.8(b) and 2.10(f): (a) no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

        3.4    Requirement of Notification of Election Under Section 83(b) of the Code

        If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue

Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

        3.5    Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

        Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

        3.6    Withholding Taxes

          (a)    With Respect to Cash Payments.    Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

          (b)    With Respect to Delivery of Common Stock.    Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall withhold from delivery shares having a value equal to the minimum amount of federal, state and other governmental tax withholding requirements related thereto. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. In lieu of such withholding, the grantee may elect, and the Company may require as a condition of delivery, that the grantee remit to the Company an amount in cash sufficient in the opinion of the Company to satisfy all or any portion of such tax withholding requirements. Such a withholding election may be made with respect to the shares to be delivered pursuant to an award.

        3.7    Adjustment Upon Changes in Common Stock

          (a)    Shares Available for Grants.    In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d)(i), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a "162(m) covered employee" (as defined in Section 3.9(a)(i)), to cease to so qualify.

          (b)    Outstanding Restricted Stock, Restricted Stock Units and Performance Shares.    Unless the Committee in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, which has not yet vested, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated by the Company.

          The Committee shall, in its sole discretion, adjust any grant of restricted stock units or performance shares payable in shares of Common Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.

          (c)    Outstanding Options and Stock Appreciation Rights—Increase or Decrease in Issued Shares Without Consideration.    Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of Common Stock of each such option and stock appreciation right.

          (d)    Outstanding Options and Stock Appreciation Rights—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

          (e)    Outstanding Options and Stock Appreciation Rights—Certain Other Transactions.    In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its sole discretion, have the power to:

            (A)  cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its sole discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

            (B)  provide for the exchange of each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its sole discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

          (f)    Outstanding Options and Stock Appreciation Rights—Other Changes.    In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Committee may, in its sole discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

          (g)    No Other Rights.    Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

        3.8    Change in Control

          (a)    Change in Control Defined.    For purposes of this Section 3.8, a "Change in Control" shall be deemed to have occurred upon the happening of any of the following events: (i) any "person," including a "group," as such terms are defined in sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, other than an employee benefit plan sponsored or maintained by the Company or any entity affiliated with such a plan or the Company, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of more than 50% of the outstanding shares of Common Stock of the Company; (ii) any "person," including a "group," as such terms are defined in sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, other than an employee benefit plan sponsored or maintained by the Company or any entity affiliated with such a plan or the Company, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, in one or more transactions within any 12-month period, of 35% or more of the outstanding shares of Common Stock of the Company; (iii) any merger, consolidation, reorganization or similar event of the Company, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty percent (50%) of the aggregate voting power of the capital stock of the surviving entity; (iv) the sale of all or substantially all of the assets of the Company; or (v) the election or appointment during any 12-month period of a majority of the members of the Board whose election or appointment is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

          (b)    Effect of a Change in Control.    Upon the occurrence of a Change in Control:

              (i)  to the extent permitted by law, the Committee may, in its sole discretion, amend any Grant Certificate in such manner as it deems appropriate, provided however, that no such amendment may lower the exercise price of an outstanding option or stock appreciation right;

             (ii)  if the grantee's employment is terminated by the Company (or any successor entity) other than due to cause or disability, or by the grantee for good reason, as defined below, concurrent with or within one year following the Change in Control, then unless the applicable Grant Certificate explicitly provides otherwise, (1) the awards of the grantee shall become fully vested and immediately exercisable, and (2) the grantee may exercise any outstanding option or stock appreciation right, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of

    Section 2.5 without reference to this Section 3.8(b)(ii) and (y) the first anniversary of the grantee's termination of employment.

          (c)   For purposes of this Section 3.8, "good reason" shall mean the occurrence of one or more of the following events, unless a Grant Certificate provides a different definition:

              (i)  The grantee is assigned duties materially inconsistent with grantee's position at the applicable date, without grantee's consent;

             (ii)  a material breach by the Company of any of its material obligations under any employment agreement between the grantee and the Company then in effect;

            (iii)  a material reduction in grantee's base salary, other than a reduction that is applied to all similarly situated employees; or

            (iv)  the Company moves grantee's work location by more than 100 miles, provided such move increases the grantee's commuting distance by more than 100 miles.

Unless the grantee shall give the Company notice of any event which, after a 30 day grace period would constitute good reason, within 90 days of the grantee first knowing of the event, such event shall cease to be an event constituting good reason.

        3.9    Limitations Imposed by Section 162(m)

          (a)    Qualified Performance-Based Compensation.    To the extent the Committee determines it is desirable to grant an award to an individual it anticipates might be a "162(m) covered employee" (as defined below), with respect to which award the compensation realized by the grantee will or may not otherwise be deductible by operation of section 162(m) of the Code, the Committee may, as part of its effort to have such an award treated as "qualified performance-based compensation" within the meaning of Code section 162(m), make the granting and/or vesting of the award subject to the attainment of one or more pre-established objective performance goals during a performance period, as set forth below.

          (i) Covered Employees. An individual is a "162(m) covered employee" if he or she is a "covered employee" within the meaning of Section 162(m)(3) of the Code. Currently, that includes any individual who, as of the last day of the Company's taxable year for which the compensation related to an award would otherwise be deductible (without regard to section 162(m)), he or she is (A) the chief executive officer of the Company (or is acting in such capacity) or (B) one of the three highest compensated officers of the Company other than the chief executive officer and the chief financial officer. Whether an individual is described in either clause (A) or (B) above shall be determined in accordance with applicable regulations under section 162(m) of the Code.

          (ii) Performance Goals. Prior to the ninety-first (91st) day of the applicable performance period or during such other period as may be permitted under Section 162(m) of the Code, the Committee shall establish one or more objective performance goals with respect to such performance period. Such performance goals shall be expressed in terms of one or more of the following criteria: (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends); (b) gross or net sales; (c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (f) value of assets, return or net return on assets, net assets or capital (including invested capital); (g) adjusted pre-tax margin; (h) margins, profits and expense levels; (i) dividends; (j) market share, market penetration or other performance measures with respect to specific designated products or product groups and/or specific geographic areas; (k) reduction of losses, loss ratios or expense ratios; (l) reduction in fixed costs; (m) operating cost management; (n) cost of capital; (o) debt reduction; (p) productivity improvements; (q) inventory turnover measurements; or (r) customer satisfaction based on specified objective goals or a Company-sponsored customer survey. Each such performance goal may (1) be expressed with respect to the Company as a whole or with respect to one or more divisions or business units, (2) be expressed on a pre-tax or after-tax basis, (3) be expressed on an absolute and/or relative basis, (4) employ comparisons with past performance of the Company (including one or more divisions) and/or (5) employ comparisons with the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding.

    To the extent applicable, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q, without regard to any of the following, unless otherwise determined by the Committee consistent with the requirements of Section 162(m)(4)(C) and the regulations thereunder:

              (A)  all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company;

              (B)  all items of gain, loss or expense for a fiscal year that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by Company during the fiscal year; and

              (C)  all items of gain, loss or expense for a fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations.

    To the extent any objective performance goals are expressed using any earnings or sales-based measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee and established at the time the applicable performance goals are established.

            (iii)    Performance Period.    The Committee in its sole discretion shall determine the length of each performance period.

          (b)    Nonqualified Deferred Compensation.    Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:

              (i)  With respect to options or stock appreciation rights, the Committee may delay the exercise or payment, as the case may be, in respect of such options or stock appreciation rights until a date that is within 30 days after the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code. In the event that a grantee exercises an option or stock appreciation right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

             (ii)  With respect to restricted stock, restricted stock units, unrestricted stock or performance shares, the Committee may require the grantee to surrender to the Committee any Grant Certificates with respect to such awards, in order to cancel the awards of such restricted stock, restricted stock units, unrestricted stock and/or performance shares. In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards. The amount credited to the book account shall be paid to the grantee within 30 days after the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

        3.10    Right of Discharge Reserved

        Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue employment with the Company or affect any right which the Company may have to terminate such employment.

        3.11    Nature of Payments

        (a)    Consideration for Services Performed.    Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

        (b)    Not Taken into Account for Benefits.    All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

        3.12    Non-Uniform Determinations

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

        3.13    Other Payments or Awards

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

        3.14    Headings

        Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

        3.15    Effective Date and Term of Plan

        (a)    Adoption; Stockholder Approval.    The Plan was adopted by the Board on February 19, 2013, subject to approval by the Company's stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

        (b)    Termination of Plan.    Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any award pursuant to which shares of Common Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan. The provisions of the Plan respecting the conditioning of the granting or vesting awards upon the achievement of performance goals shall terminate on the fifth anniversary of the adoption of the Plan by the Board. All awards made under the Plan prior to the termination of the respective provisions shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.

        3.16    Restriction on Issuance of Stock Pursuant to Awards

        The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

        3.17    Deferred Compensation

        The Plan is intended to be exempt from or comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly. Notwithstanding anything else herein to the contrary, any payment scheduled to be made to a grantee after the grantee's termination of employment shall not be made until the date six months after the date of the termination of employment to the extent necessary to comply with Section 409A(a)(B)(i) and applicable Treasury Regulations. Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.

        3.18    Governing Law

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

Appendix C

Certificate of Amendment
to the Restated Certificate of Incorporation
of Fifth & Pacific Companies, Inc.

        The undersigned Fifth & Pacific Companies, Inc., a corporation organized and existing under the Laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

          A: The name of the Corporation is Fifth & Pacific Companies, Inc.

          B: The Corporation's Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 21, 2009.

          C: This Certificate of Amendment, which amends the Restated Certificate of Incorporation, was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          D: The Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

        Article EIGHTH of the Restated Certificate of Incorporation shall be deleted and replaced in its entirety with the following:

        EIGHTH:    1.    Special meetings of the stockholders may be called only by (i) the Board of Directors or (ii) the Secretary of the Corporation, in the case of clause (ii) at the written request of stockholders that own of record not less than thirty-five percent (35%) of the capital stock of the Corporation entitled to vote generally in the election of directors and which request complies with the procedures for calling a special meeting of stockholders as may be set forth in the By-Laws of the Corporation, as it may be amended from time to time.

          2.     Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting by the written consent of the stockholders of the Corporation, but only if such action is taken in accordance with the provisions of this Article Eighth and the Corporation's By-Laws.

          3.     The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article Eighth. Any person other than the Corporation seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary of the Corporation and delivered to the Corporation's principal executive offices and signed by holders of record of at least thirty-five percent (35%) of the voting power of the outstanding capital stock of the Corporation entitled to express consent on the relevant action, request that a record date be fixed for such purpose. The written notice must contain the information required by the Corporation's By-Laws. Following receipt of the notice, the Board of Directors shall promptly, but in all events within ten (10) business days after the date the notice is received, determine the validity of the request and whether the request relates to an action that may be taken by written consent pursuant to paragraph 4 of this Article Eighth and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted.

          4.     The Board of Directors shall not be obligated to set a record date for an action by written consent if (i) the record date request does not comply with this Article Eighth or the Corporation's By-Laws, (ii) such action is not a proper subject for stockholder action under

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  applicable law, (iii) the request for a record date for such action is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (iv) an annual or special meeting of stockholders that included an identical or substantially similar item of business to such action, as determined in good faith by the Board of Directors ("Similar Business") was held not more than one hundred twenty (120) days before such request for a record date was received by the Secretary, (v) Similar Business is already included in the Corporation's notice as an item of business to be brought before a meeting of the stockholders that has been called but not yet held, or (vi) such record date request or any solicitation of consents to such action was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act") or other applicable law. For purposes of this paragraph 4, the election of directors shall be deemed to be Similar Business with respect to all actions involving the election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

          5.     Stockholders may take action by written consent only if consents are solicited from all holders of capital stock of this Corporation entitled to vote on the matter pursuant to a consent solicitation conducted pursuant to and in accordance with Regulation 14A of the Exchange Act, without reliance upon the exemption contained in Rule 14a-2(b)(2) of the Exchange Act.

          6.     No written consent purporting to take or authorize the taking of corporate action may be delivered to the Corporation or its registered office in the State of Delaware until 50 days after the record date. Such consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested.

        IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment this [    ] day of [        ], 2013.

Name: Title:

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Appendix D

Amendment to the By-Laws of
Fifth & Pacific Companies, Inc.

           I.  Section 6(a) of Article II of the By-Laws of Fifth & Pacific Companies, Inc. shall be deleted and replaced in its entirety with the following:

          (a)   At any meeting of stockholders every registered owner of shares entitled to vote may vote in person or by proxy. At any meeting of stockholders, or for purposes of action by written consent, every registered owner of shares entitled to vote, except as otherwise provided by law, in the certificate of incorporation or these by-laws, shall have one vote for each such share standing in his name on the books of the corporation.

          II.  Section 7 of Article II of the By-Laws of Fifth & Pacific Companies, Inc. shall be deleted and replaced in its entirety with the following:

        Section 7.    Inspectors of Elections.

          (a)   The Board of Directors, or, if the Board of Directors shall not have made the appointment, the chairman presiding at any meeting of stockholders, shall have power to appoint two or more persons to act as inspectors of election at the meeting or any adjournment thereof, but no candidate for the office of director shall be appointed as an inspector at any stockholders' meeting at which directors are to be elected.

          (b)   In the event of the delivery, in the manner provided by Section 15 and applicable law, to the corporation of a written consent or written consents to take corporate action and/or any related revocation or revocations, the corporation shall appoint one or more inspectors of election for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with Section 15 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained herein shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

        III.  Article II of the By-Laws of Fifth & Pacific Companies, Inc. is amended to add new Section 15 that reads as follows:

        Section 15.    Stockholder Action by Written Consent.

          (a)   Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders or may be effected by a consent in writing by stockholders as provided by, and subject to the limitations in, the Certificate of Incorporation and this Section 15.

          (b)   A request by a stockholder for a record date in accordance with Article Eighth of the Certificate of Incorporation must be delivered by the holders of record of at least thirty-five percent (35%) (the "Requisite Percentage") of the voting power of the outstanding capital stock of the corporation entitled to express consent on the relevant action, must describe the action that the stockholder proposes to take by consent (the "Action") and must contain (i) the text of the

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  proposal (including the text of any resolutions to be effected by consent), (ii) the information required by Section 3(b) of these by-laws, to the extent applicable, as though the stockholders making the request were making a Special Meeting Request in furtherance of the Action, (iii) an acknowledgment by the stockholders making the request and the beneficial owners, if any, on whose behalf the request is being made that a disposition of shares of the corporation's capital stock, owned of record or beneficially as of the date on which the request in respect of such shares is delivered to the Secretary, that is made at any time prior to the delivery of the first written consent with respect to the Action shall constitute a revocation of such request with respect to such disposed shares, (iv) a statement that the stockholder intends to solicit consents in accordance with Regulation 14A of the Exchange Act, without reliance on the exemption contained in Rule 14a-2(b)(2) of the Exchange Act and (v) documentary evidence that the stockholders making the request own the Requisite Percentage as of the date that the request is delivered to the Secretary; provided, however, that if the stockholders making the request are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the Secretary within ten (10) business days after the date on which the request is delivered to the Secretary) that the beneficial owners on whose behalf the request is made beneficially own the Requisite Percentage as of the date on which such request is delivered to the Secretary. In addition, the requesting stockholders and the beneficial owners, if any, on whose behalf the request is being made shall promptly provide any other information reasonably requested by the corporation.

          (c)   In determining whether a record date has been requested by stockholders of record representing in the aggregate at least the Requisite Percentage, multiple requests delivered to the Secretary will be considered together only if each identifies substantially the same proposed action and includes substantially the same text of the proposal (in each case as determined in good faith by the Board of Directors). Any stockholder may revoke a request with respect to his or her shares at any time by written revocation delivered to the Secretary.

         IV.  Article V of the By-Laws of Fifth & Pacific Companies, Inc. is amended by inserting the words "or by written consent" immediately after the words "at any meeting of stockholders" in the first sentence thereof.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Fifth & Pacific Companies, Inc. 01LF3H 1 U PX + Annual Meeting Proxy Card . + B Non-Voting Items A Proposals — Management recommends a vote “FOR” Items 1, 2, 3, 4 and 5. For Against Abstain 2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation. For Against Abstain 4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2013 fiscal year. Change of Address — Please print new address below. Comments — Please print your comments below. IMPORTANT ANNUAL MEETING INFORMATION 3. Proposal to approve the Fifth & Pacific Companies, Inc. 2013 Stock Incentive Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. 5. Proposal to allow stockholders to act by written consent. 01 - Bernard W. Aronson 04 - Kenneth B. Gilman 07 - Kay Koplovitz 02 - Lawrence S. Benjamin 05 - Nancy J. Karch 08 - Arthur C. Martinez 03 - Raul J. Fernandez 06 - Kenneth P. Kopelman 09 - William L. McComb 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 10 - Doreen A. Toben IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time on May 13, 2013. Vote by Internet • Go to www.envisionreports.com/FNP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Annual Meeting of Stockholders –May 14, 2013 at 10:00 A.M. 1440 BROADWAY, NEW YORK, NEW YORK FOR DIRECTIONS, CALL (212) 626-5777 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints WILLIAM L. MCCOMB AND NICHOLAS RUBINO and each of them, with power to act without the other and with power of substitution, as proxies and attorneysin- fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Fifth & Pacific Companies, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held at 1440 Broadway, New York, New York on Tuesday, May 14, 2013, at 10:00 a.m., prevailing local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF FIFTH & PACIFIC COMPANIES, INC. AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED WITH RESPECT TO THE ELECTION OF DIRECTORS. THE ADVISORY (NON-BINDING) RESOLUTION RELATING TO EXECUTIVE COMPENSATION, THE FIFTH & PACIFIC COMPANIES, INC. 2013 STOCK INCENTIVE PLAN, THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, THE PROPOSAL TO ALLOW STOCKHOLDERS TO ACT BY WRITTEN CONSENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERTY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. TO FOLLOW THE BOARD OF DIRECTORS RECOMMENDATIONS, SIMPLY SIGN ON THE REVERSE SIDE; NO BOX NEED BE CHECKED. Proxy — Fifth & Pacific Companies, Inc. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2012 Annual Report to Shareholders are available at: www.envisionreports.com/FNP IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

www.envisionreports.com/FNP Step 1: Go to www.envisionreports.com/FNP to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/FNP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 01LF5F + + Important Notice Regarding the Availability of Proxy Materials for the Fifth & Pacific Companies, Inc. Shareholder Meeting to be Held on May 14, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 4, 2013 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION Fifth & Pacific Companies, Inc. 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/FNP. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Fifth & Pacific Companies, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 4, 2013. . Shareholder Meeting Notice Dear Fifth & Pacific Companies, Inc. Stockholder: The 2013 Annual Meeting of Stockholders of Fifth & Pacific Companies, Inc. (the “Company”) will be held at 1440 Broadway, New York, New York, on Tuesday, May 14, 2013 at 10:00 a.m. local time. For directions please call 212-626-5777. Proposals to be considered at the Annual Meeting: (1) to elect ten Directors: (2) to hold an advisory (non-binding) vote on the compensation of our named executive officers; (3) to vote on a proposal to approve the Fifth & Pacific Companies, Inc. 2013 Stock Incentive Plan; (4) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2013 fiscal year; (5) to vote on a proposal as described in the Proxy Statement to allow stockholders to act by written consent; and (6) to consider all other appropriate matters brought before the meeting. Management recommends a vote “FOR” Items 1, 2, 3, 4 and 5. The Board of Directors has fixed the close of business on March 19, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. 01LF5F